UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-00487
SECURITY LARGE CAP VALUE FUND
(Exact name of registrant as specified in charter)
ONE SECURITY BENEFIT PLACE, TOPEKA, KANSAS 66636-0001
(Address of principal executive offices) (Zip code)
RICHARD M. GOLDMAN, PRESIDENT
SECURITY LARGE CAP VALUE FUND
ONE SECURITY BENEFIT PLACE
TOPEKA, KANSAS 66636-0001
(Name and address of agent for service)
Registrant’s telephone number, including area code: (785) 438-3000
Date of fiscal year end: September 30
Date of reporting period: September 30, 2010
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1. Reports to Stockholders.

SEPTEMBER 30, 2010
ANNUAL REPORT
EQUITY FUNDS
▪	Rydex|SGI Equity Fund®
•	All Cap Value Fund

•	Alpha Opportunity Fund

•	Large Cap Core Fund (Formerly, Equity Fund)

•	Global Fund

•	Global Institutional Fund

•	Mid Cap Value Fund

•	Mid Cap Value Institutional Fund

•	Large Cap Concentrated Growth Fund (Formerly, Select 25 Fund)

•	Small Cap Growth Fund

•	Small Cap Value Fund
▪	Rydex|SGI Large Cap Value Fund
•	Large Cap Value Fund

•	Large Cap Value Institutional Fund
▪	Rydex|SGI Mid Cap Growth Fund

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RYDEX | SGI
SECURITY GLOBAL INVESTORS℠

This report and the financial statements contained herein are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
Distributed by Rydex Distributors, LLC.

RYDEX|SGI EQUITY FUND
RYDEX|SGI LARGE CAP VALUE FUND
RYDEX|SGI MID CAP GROWTH FUND
September 30, 2010
Annual Report
Table of Contents

Information About Your Fund Expenses	2

Rydex|SGI Equity Fund

All Cap Value Fund	5

Alpha Opportunity Fund	14

Large Cap Core Fund	26

Global Fund	35

Global Institutional Fund	44

Mid Cap Value Fund	52

Mid Cap Value Institutional Fund	61

Large Cap Concentrated Growth Fund	70

Small Cap Growth Fund	78

Small Cap Value Fund	87

Rydex|SGI Large Cap Value Fund

Large Cap Value Fund	96

Large Cap Value Institutional Fund	104

Rydex|SGI Mid Cap Growth Fund	111

Notes to Financial Statements	119

Report of Independent Registered Public Accounting Firm	134

Directors and Officers	135

Other Information	138

Rydex|SGI Privacy Policies	140
THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT	|	1

INFORMATION ABOUT YOUR FUND EXPENSES (Unaudited)
September 30, 2010

Calculating your ongoing Fund expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period beginning March 31, 2010 through September 30, 2010.
Actual Expenses
The first table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second table provides information about hypothetical account values and hypothetical expenses based on the Fund actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the second line for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
2	|	THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT

INFORMATION ABOUT YOUR FUND EXPENSES (Unaudited) (continued)
September 30, 2010

				Beginning	Ending	Expenses
	Expense		Fund	Account Value	Account Value	Paid During
	Ratio	[1]	Return	March 31, 2010	September 30, 2010	the Period	[2]

Table 1. Based on actual Fund return[3]

All Cap Value Fund
A-Class	1.27%		(2.03%)	$1,000.00	$979.70	$6.30
C-Class	2.02%		(2.32%)	1,000.00	976.80	10.01
Institutional Class	1.02%		(1.85%)	1,000.00	981.50	5.07

Alpha Opportunity Fund
A-Class	2.11%		1.25%	1,000.00	1,012.50	10.65
B-Class	2.86%		0.78%	1,000.00	1,007.80	14.40
C-Class	2.86%		0.78%	1,000.00	1,007.80	14.40
Institutional Class	1.86%		1.21%	1,000.00	1,012.10	9.38

Global Fund
A-Class	1.89%		(0.66%)	1,000.00	993.39	9.44
B-Class[4]	1.64%		(0.43%)	1,000.00	995.67	8.20
C-Class	2.64%		(0.98%)	1,000.00	990.16	13.17

Global Institutional Fund	1.00%		0.22%	1,000.00	1,002.20	5.02

Large Cap Concentrated Growth Fund
A-Class	1.35%		(2.80%)	1,000.00	971.97	6.67
B-Class	2.10%		(3.20%)	1,000.00	968.01	10.36
C-Class	2.10%		(3.19%)	1,000.00	968.14	10.36

Large Cap Core Fund
A-Class	1.44%		(3.52%)	1,000.00	964.84	7.09
B-Class	2.19%		(3.74%)	1,000.00	962.57	10.77
C-Class	2.19%		(3.95%)	1,000.00	960.49	10.76

Large Cap Value Fund
A-Class	1.15%		(4.96%)	1,000.00	950.44	5.62
B-Class[4]	0.90%		(4.88%)	1,000.00	951.18	4.40
C-Class	1.90%		(5.24%)	1,000.00	947.61	9.28

Large Cap Value Institutional Fund	0.96%		(3.78%)	1,000.00	962.24	4.72

Mid Cap Growth Fund
A-Class	1.73%		0.96%	1,000.00	1,009.60	8.72
B-Class	2.48%		0.55%	1,000.00	1,005.47	12.47
C-Class	2.48%		0.63%	1,000.00	1,006.34	12.47

Mid Cap Value Fund
A-Class	1.36%		1.55%	1,000.00	1,015.47	6.87
B-Class	2.11%		1.21%	1,000.00	1,012.06	10.64
C-Class	2.11%		1.17%	1,000.00	1,011.71	10.64

Mid Cap Value Institutional Fund	0.90%		1.61%	1,000.00	1,016.13	4.55

Small Cap Growth Fund
A-Class	2.25%		2.34%	1,000.00	1,023.39	11.41
B-Class	3.02%		1.88%	1,000.00	1,018.78	15.28
C-Class	3.01%		1.94%	1,000.00	1,019.35	15.24

Small Cap Value Fund
A-Class	1.30%		1.49%	1,000.00	1,014.85	6.57
C-Class	2.05%		1.07%	1,000.00	1,010.73	10.33
Institutional Class	1.05%		1.62%	1,000.00	1,016.20	5.31
THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT	|	3

INFORMATION ABOUT YOUR FUND EXPENSES (Unaudited) (concluded)
September 30, 2010

				Beginning	Ending	Expenses
	Expense		Fund	Account Value	Account Value	Paid During
	Ratio	[1]	Return	March 31, 2010	September 30, 2010	the Period	[2]

Table 2. Based on hypothetical 5% return (before expenses)

All Cap Value Fund
A-Class	1.27%		5.00%	$1,000.00	$1,018.70	$6.43
C-Class	2.02%		5.00%	1,000.00	1,014.94	10.20
Institutional Class	1.02%		5.00%	1,000.00	1,019.95	5.16

Alpha Opportunity Fund
A-Class	2.11%		5.00%	1,000.00	1,014.49	10.66
B-Class	2.86%		5.00%	1,000.00	1,010.73	14.42
C-Class	2.86%		5.00%	1,000.00	1,010.73	14.42
Institutional Class	1.86%		5.00%	1,000.00	1,015.74	9.40

Global Fund
A-Class	1.89%		5.00%	1,000.00	1,015.59	9.55
B-Class[4]	1.64%		5.00%	1,000.00	1,016.85	8.29
C-Class	2.64%		5.00%	1,000.00	1,011.83	13.31

Global Institutional Fund	1.00%		5.00%	1,000.00	1,020.05	5.06

Large Cap Concentrated Growth Fund
A-Class	1.35%		5.00%	1,000.00	1,018.30	6.83
B-Class	2.10%		5.00%	1,000.00	1,014.54	10.61
C-Class	2.10%		5.00%	1,000.00	1,014.54	10.61

Large Cap Core Fund
A-Class	1.44%		5.00%	1,000.00	1,017.85	7.28
B-Class	2.19%		5.00%	1,000.00	1,014.09	11.06
C-Class	2.19%		5.00%	1,000.00	1,014.09	11.06

Large Cap Value Fund
A-Class	1.15%		5.00%	1,000.00	1,019.30	5.82
B-Class[4]	0.90%		5.00%	1,000.00	1,020.56	4.56
C-Class	1.90%		5.00%	1,000.00	1,015.54	9.60

Large Cap Value Institutional Fund	0.96%		5.00%	1,000.00	1,020.26	4.86

Mid Cap Growth Fund
A-Class	1.73%		5.00%	1,000.00	1,016.39	8.74
B-Class	2.48%		5.00%	1,000.00	1,012.63	12.51
C-Class	2.48%		5.00%	1,000.00	1,012.63	12.51

Mid Cap Value Fund
A-Class	1.36%		5.00%	1,000.00	1,018.25	6.88
B-Class	2.11%		5.00%	1,000.00	1,014.49	10.66
C-Class	2.11%		5.00%	1,000.00	1,014.49	10.66

Mid Cap Value Institutional Fund	0.90%		5.00%	1,000.00	1,020.56	4.56

Small Cap Growth Fund
A-Class	2.25%		5.00%	1,000.00	1,013.79	11.36
B-Class	3.02%		5.00%	1,000.00	1,009.93	15.22
C-Class	3.01%		5.00%	1,000.00	1,009.98	15.17

Small Cap Value Fund
A-Class	1.30%		5.00%	1,000.00	1,018.55	6.58
C-Class	2.05%		5.00%	1,000.00	1,014.79	10.35
Institutional Class	1.05%		5.00%	1,000.00	1,019.80	5.32

[1]	Annualized

[2]	Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers or earnings credits, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period March 31, 2010 to September 30, 2010.

[4]	B-Class shares of Global Fund and Large Cap Value Fund did not charge 12b-1 fees during the period.
4	|	THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY
September 30, 2010

To Our Shareholders:
For the fiscal year ended September 30, 2010, the Rydex|SGI Equity Fund-All Cap Value Fund gained 8.97%1 while the Fund’s benchmark, the Russell 3000® Value Index, was up 9.15% during the same period.
Our strategy is to buy companies, across the market capitalization spectrum, trading at a significant discount to their intrinsic value. Our investment approach is a defined and disciplined process with three clear philosophical tenets that drive our investment decisions: a valuation focus, a long-term perspective and an opportunistic approach.
Our investment process is fundamentally driven and quantitatively aided. We use proprietary screens to identify potential companies for investment and then perform rigorous fundamental analysis to identify the best ideas. Through this fundamental research, we determine an estimate of intrinsic value and a valuation target for each idea. We construct the portfolios based on the level of conviction generated by the bottom-up analysis and the upside/downside profile associated with each company.
Financials and Industrials Top Performers
The Fund’s two top-performing sectors accounted for 38% of the portfolio assets. The Financials sector while underweight to the benchmark, consisted of 18.5% of the portfolio while holdings in the Industrials sector totaled 19.5% of assets, significantly higher than the 10.6% for the Index.
The leading security in the Financials sector was Berkshire Hathaway Inc. (Cl B), a 2.7% weight that gained 28.3% over the period. Regions Financial Corp., a 1.1% weight, climbed 17.8%. Other holdings in the sector that contributed to relative performance in the Fund included JPMorgan Chase & Co. and Wells Fargo & Co.
Advised by:

Leading the Industrials sector for the Fund was Power-One Inc., which soared 366.2% during the one-year period. Union Pacific Corp., a 1.5% weight, gained 42.6%. Other positive contributors to the sector included GeoEye Inc. and Parker Hannifin Corp., which gained 51.0% and 37.5%, respectively.
Consumer Discretionary and Utilities Disappoint
Security selection was the primary culprit in the underperformance of the Fund in the Consumer Discretionary and Utilities sectors. Holdings for the Fund in the Consumer Discretionary sector increased 11.0%, compared to a 20.7% gain for the Index. Similarly, securities in the portfolio’s Utilities sector lagged 7.3% behind the Index return.
J.C. Penney Co. Inc., a 1.5% weight, lost 17.2% during the one-year period ended September 30, 2010. Likewise, Chico’s FAS Inc. dropped 18.2%, while the value of Conn’s Inc. plummeted 58.8%.
Utilities company NRG Energy Inc. declined 26.1% compared to a 14.0% overall gain in the sector for the benchmark. Edison International, with a 2.1% weight, had a positive performance of 6.2%, yet that was still well below the average gain in the sector for the Index.
Market Outlook
The S&P 500® Index, as a proxy for the general market, continues to be volatile. The third quarter of 2010 marked the sixth time in the last eight quarters the benchmark has either gained or lost more than 10%. In contrast, prior to the fourth quarter of 2008, the S&P 500® had only one up or down movement of more than 10% in the previous 16 months. Volatility will most likely continue.

THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT	|	5

MANAGERS’ COMMENTARY (concluded)

We believe that investing is a long-term pursuit that requires patience and a consistent approach. We recognize there are many investment alternatives available today and thank you for your business and the confidence you place in us.
Sincerely,
James Schier, CFA, Portfolio Manager
Mark A. Mitchell, CFA, Portfolio Manager

[1]	Performance figures are based on A-Class shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares. Fee waivers and/or reimbursements reduce Fund expenses and in the absence of such waivers, the performance quoted would be reduced.

Performance displayed represents past performance which is no guarantee of future results. Of course, Fund performance is subject to daily market volatility and may be better or worse since the end of the last quarter. For up-to-date Fund performance, call us at 800.820.0888 or visit www.rydex-sgi.com.

Russell 3000 ® Value Index – measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.

Standard & Poor’s 500 Index (S&P 500 ®) – a capitalization-weighted Index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues).

Rydex|SGI Funds are distributed by Rydex Distributors, LLC (RDL). Security Global InvestorsSM is the investment advisory arm of Security Benefit Corporation (Security Benefit). Security Global Investors consists of Security Global Investors, LLC, Security Investors, LLC and Rydex Investments. Rydex Investments is the primary business name for Rydex Advisors, LLC and Rydex Advisors II, LLC. Security Global Investors and RDL are affiliates and are subsidiaries of Security Benefit, which is wholly owned by Guggenheim SBC Holdings, LLC, a special purpose entity managed by Guggenheim Partners, LLC, a diversified financial services firm with more than $100 billion in assets under supervision.

Read each Fund’s prospectus and summary prospectus (if available) carefully before investing. It contains the Fund’s investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at www.rydex-sgi.com or call 800.820.0888.
6	|	THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT

PERFORMANCE SUMMARY September 30, 2010	Rydex|SGI Equity Fund All Cap Value Fund (Unaudited)
PERFORMANCE

$10,000 Since Inception
This chart assumes a $10,000 investment in A-Class shares of All Cap Value Fund on October 3, 2008 (date of inception), reflects deduction of the maximum front-end sales charge of 5.75% and assumes all dividends are reinvested. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. The Russell 3000® Value Index is an unmanaged index that measures the performance of the broad value segment of the U.S. equity universe. It includes those Russell 3000® companies with lower price-to-book ratios and lower forecasted growth values.

AVERAGE ANNUAL RETURNS PERIODS ENDED 9/30/10

		SINCE
		INCEPTION
	1 YEAR	(10/03/08)
A-Class Shares	8.97%	5.50%
A-Class Shares with sales charge	2.73%	2.41%
C-Class Shares	8.29%	4.76%
C-Class Shares with CDSC	7.29%	4.76%
Institutional Class Shares	9.22%	5.78%

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for A-Class shares or the contingent deferred sales charge (CDSC) of up to 1% for C-Class shares, as applicable, except where noted. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of shares. Such figures would be lower if the maximum sales charge and any applicable taxes were deducted. Fee waivers and/or reimbursements reduced expenses of the Fund and in the absence of such waivers, the performance quoted would be reduced.

Portfolio Composition by Sector

Common Stocks
Consumer Discretionary	9.5%
Consumer Staples	7.3%
Energy	12.6%
Financials	16.3%
Health Care	6.7%
Industrials	17.8%
Information Technology	13.1%
Materials	3.8%
Telecommunication Services	1.0%
Utilities	4.3%
Exchange Traded Funds	3.7%
Cash & Other Assets,
Less Liabilities	3.9%

Total Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.	THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT	|	7

SCHEDULE OF INVESTMENTS September 30, 2010	Rydex|SGI Equity Fund All Cap Value Fund

	SHARES	VALUE

COMMON STOCKS† - 92.4%

Industrials - 17.8%
Equifax, Inc.	2,665	$83,147
United Technologies Corp.	630	44,874
FedEx Corp.	517	44,204
Union Pacific Corp.	510	41,718
Parker Hannifin Corp.	452	31,667
Babcock & Wilcox Co.*	1,384	29,452
USG Corp.*	2,154	28,411
GeoEye, Inc.*	600	24,288
Quanta Services, Inc.*	1,180	22,515
Dover Corp.	357	18,639
Covanta Holdings Corp.	1,100	17,325
Insituform Technologies, Inc. — Class A*	610	14,750
Administaff, Inc.	450	12,119
Saia, Inc.*	712	10,630
General Cable Corp.*	390	10,577
Orbital Sciences Corp.*	655	10,022
Navigant Consulting, Inc.*	725	8,431
Force Protection, Inc.*	1,611	8,119
URS Corp.*	183	6,950
Trex Company, Inc.*	279	5,321
FTI Consulting, Inc.*	101	3,504
ICF International, Inc.*	139	3,485
United Stationers, Inc.*	47	2,515

Total Industrials		482,663

Financials - 16.3%
Berkshire Hathaway, Inc. — Class B*	770	63,663
AON Corp.	1,134	44,351
Wells Fargo & Co.	1,672	42,017
JPMorgan Chase & Co.	1,010	38,451
Bank of New York Mellon Corp.	1,330	34,753
U.S. Bancorp	1,440	31,133
BB&T Corp.	1,135	27,330
Hanover Insurance Group, Inc.	554	26,037
Regions Financial Corp.	3,220	23,409
WR Berkley Corp.[1]	836	22,631
American Financial Group, Inc.	620	18,960
Fifth Street Finance Corp.	990	11,029
Associated Banc-Corp	814	10,737
Reinsurance Group of America, Inc. — Class A	180	8,692
Investors Real Estate Trust	900	7,542
Old National Bancorp	713	7,487
Employers Holdings, Inc.	459	7,238
Alleghany Corp.*	23	6,970
First Marblehead Corp.*	2,279	5,333
First Horizon National Corp.*	391	4,467
Arthur J Gallagher & Co.	97	2,558
Whitney Holding Corp.	143	1,168

Total Financials		445,956

	SHARES	VALUE

Information Technology - 13.1%
Western Union Co.	4,690	$82,873
Computer Sciences Corp.	1,243	57,178
Tyco Electronics Ltd.	1,952	57,037
Hewlett-Packard Co.	1,090	45,856
Synopsys, Inc.*	1,220	30,219
IXYS Corp.*	2,494	23,818
Power-One, Inc.*	2,520	22,907
Maxwell Technologies, Inc.*	859	12,550
Satyam Computer Services, Ltd. ADR*	2,707	10,530
Symmetricom, Inc.*	1,825	10,439
FEI Co.*	250	4,893

Total Information Technology		358,300

Energy - 12.6%
ConocoPhillips	960	55,132
Chevron Corp.	660	53,493
McDermott International, Inc.*	2,768	40,911
Williams Companies, Inc.	1,960	37,456
Halliburton Co.	1,069	35,352
Exxon Mobil Corp.	390	24,098
Southern Union Co.	903	21,726
Global Industries Ltd.*	3,094	16,924
Valero Energy Corp.	790	13,833
Chesapeake Energy Corp.	559	12,662
Petrohawk Energy Corp.*	750	12,105
USEC, Inc.*	2,005	10,406
Goodrich Petroleum Corp.*	523	7,620
Gulfport Energy Corp.*	230	3,183

Total Energy		344,901

Consumer Discretionary - 9.5%
Lowe’s Companies, Inc.	2,959	65,956
Time Warner, Inc.	1,687	51,707
JC Penney Company, Inc.	1,451	39,438
Cabela’s, Inc.*	1,099	20,859
Maidenform Brands, Inc.*	537	15,493
Brown Shoe Company, Inc.	1,251	14,349
Chico’s FAS, Inc.	1,200	12,624
Penn National Gaming, Inc.*	400	11,844
Leggett & Platt, Inc.	367	8,353
Scholastic Corp.	200	5,564
Fortune Brands, Inc.	100	4,923
Jack in the Box, Inc.*	210	4,502
Fred’s, Inc. — Class A	200	2,360
Conn’s, Inc.*	319	1,483
Columbia Sportswear Co.	7	409

Total Consumer Discretionary		259,864

Consumer Staples - 7.3%
Wal-Mart Stores, Inc.	1,000	53,520
CVS Caremark Corp.	1,108	34,869
Hormel Foods Corp.[1]	629	28,053
Philip Morris International, Inc.	442	24,761

8	|	THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT	The accompanying notes are an integral part of the financial statements.

SCHEDULE OF INVESTMENTS (concluded) September 30, 2010	Rydex|SGI Equity Fund All Cap Value Fund

	SHARES	VALUE

JM Smucker Co.	381	$23,062
Bunge Ltd.	300	17,748
Ralcorp Holdings, Inc.*	140	8,187
Del Monte Foods Co.	596	7,814

Total Consumer Staples		198,014

Health Care - 6.7%
Aetna, Inc.	1,449	45,803
Covidien plc	938	37,699
Hospira, Inc.*	619	35,289
Medco Health Solutions, Inc.*	244	12,703
Merck & Company, Inc.	310	11,411
Genzyme Corp.*	160	11,326
Mednax, Inc.*	154	8,208
RehabCare Group, Inc.*	392	7,926
Forest Laboratories, Inc.*	230	7,114
Hologic, Inc.*	399	6,388

Total Health Care		183,867

Utilities - 4.3%
Edison International	1,580	54,337
NRG Energy, Inc.*	890	18,530
Allete, Inc.	273	9,945
Great Plains Energy, Inc.	497	9,393
Black Hills Corp.	290	9,048
American Water Works Company, Inc.	300	6,981
Northeast Utilities	202	5,973
Alliant Energy Corp.	89	3,235

Total Utilities		117,442

Materials - 3.8%
Dow Chemical Co.	1,056	28,998
Bemis Company, Inc.	894	28,384
Louisiana-Pacific Corp.*	2,800	21,196
Sonoco Products Co.	521	17,422
HB Fuller Co.	210	4,173
Zoltek Companies, Inc.*	224	2,177

Total Materials		102,350

Telecommunication Services - 1.0%
Windstream Corp.	2,182	26,817

Total Common Stocks (Cost $2,327,037)		2,520,174

	SHARES	VALUE

EXCHANGE TRADED FUNDS† - 3.7%
iShares Russell 1000 Value Index Fund	870	$51,321
iShares S&P 500 Value Index Fund	940	50,995

Total Exchange Traded Funds (Cost $92,403)		102,316

Total Investments - 96.1% (Cost $2,419,440)		$2,622,490

	CONTRACTS
OPTIONS WRITTEN† - 0.0%
Put Options on:
Great Plains Energy, Inc. Expiring December 2010 with strike price of $17.50	2	(70)
American Waterworks, Inc. Expiring December 2010 with strike price of $22.50	3	(180)
Brinker International, Inc. Expiring January 2011 with strike price of $17.50	3	(360)

Total Options Written (Premiums received $1,057)		(610)

Cash & Other Assets, Less Liabilities - 3.9%		106,591

Total Net Assets - 100.0%		$2,728,471

*	Non-income producing security

†	Value determined based on Level 1 inputs — See Note 9.

[1]	Security is segregated as collateral for open written option contracts.

ADR — American Depositary Receipt

plc — Public Limited Company
The accompanying notes are an integral part of the financial statements.	THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT	|	9

Rydex|SGI Equity Fund All Cap Value Fund
STATEMENT OF ASSETS
AND LIABILITIES
September 30, 2010

Assets:
Investments, at value*	$2,622,490
Cash	81,575
Receivables:
Fund shares sold	20,000
Securities sold	8,344
Dividends	3,287
Prepaid expenses	19,901

Total assets	2,755,597

Liabilities:
Written options, at value**	610
Payable for:
Securities purchased	3,783
Fund shares redeemed	126
Due to Security Investors	3,371
Management fees	1,516
Custodian fees	290
Transfer agent/maintenance fees	1,432
Administration fees	206
Professional fees	8,665
12b-1 distribution plan fees	951
Directors’ fees	22
Other	6,154

Total liabilities	27,126

Net assets	$2,728,471

Net assets consist of:
Paid in capital	$2,404,568
Undistributed net investment income	3,801
Accumulated net realized gain on investments	116,605
Net unrealized appreciation on investments	203,497

Net assets	$2,728,471

A-Class:
Capital shares outstanding
(unlimited number of shares authorized)	144,078
Net assets	$1,600,647
Net asset value and redemption price per share	$11.11

Maximum offering price per share (net asset value divided by 94.25%)	$11.79

C-Class:
Capital shares outstanding
(unlimited number of shares authorized)	73,804
Net assets	$809,406
Net asset value, offering and redemption price
per share (excluding any applicable
contingent deferred sales charge)	$10.97

Institutional Class:
Capital shares outstanding
(unlimited number of shares authorized)	28,629
Net assets	$318,418
Net asset value, offering and redemption price
per share	$11.12

* Investments, at cost	$2,419,440
** Premiums received for written options	$1,057
STATEMENT OF
OPERATIONS
For the Year Ended September 30, 2010

Investment Income:
Dividends	$39,382
Interest	46

Total investment income	39,428

Expenses:
Management fees	17,156
Transfer agent/maintenance fees	15,366
Administration fees	2,726
Custodian fees	7,781
Directors’ fees	239
Professional fees	9,359
Reports to shareholders	4,023
Registration fees	26,189
Other	2,073
12b-1 distribution fees - A-Class	3,835
12b-1 distribution fees - C-Class	6,072

Total expenses	94,819
Reimbursement of expenses	(59,326)

Net expenses	35,493

Net investment income	3,935

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	133,404
Options written	6,984

Net realized gain	140,388

Net change in unrealized appreciation
(depreciation) on:
Investments	54,962
Options written	(176)

Net change in unrealized appreciation (depreciation)	54,786

Net realized and unrealized gain	195,174

Net increase in net assets resulting from operations	$199,109

10	|	THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT	The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS	Rydex|SGI Equity Fund All Cap Value Fund

	Year Ended	Period Ended
	September 30,	September 30,
	2010	2009 *

Increase (Decrease) In Net Assets From Operations:
Net investment income	$3,935	$3,576
Net realized gain (loss) on investments	140,388	(23,783)
Net change in unrealized appreciation (depreciation) on investments	54,786	148,711

Net increase in net assets resulting from operations	199,109	128,504

Distributions to shareholders from:
Net investment income A-Class	(1,974)	—
Institutional Class	(1,736)	—

Total distributions to shareholders	(3,710)	—

Capital share transactions:
Proceeds from sale of shares A-Class	1,353,803	1,271,992
C-Class	464,106	418,597
Institutional Class	43,200	284,637
Distributions reinvested A-Class	1,960	—
Institutional Class	1,736	—
Cost of shares redeemed A-Class	(1,209,690)	(56,559)
C-Class	(128,033)	(955)
Institutional Class	(40,226)	—

Net increase from capital share transactions	486,856	1,917,712

Net increase in net assets	682,255	2,046,216

Net assets:
Beginning of year	2,046,216	—

End of year	$2,728,471	$2,046,216

Undistributed net investment income at end of year	$3,801	$3,576

Capital share activity:
Shares sold A-Class	126,610	134,995
C-Class	42,853	43,096
Institutional Class	3,913	28,464
Shares issued from reinvestment of distributions A-Class	186	—
Institutional Class	165	—
Shares redeemed A-Class	(111,974)	(5,739)
C-Class	(12,031)	(114)
Institutional Class	(3,913)	—

Total capital share activity	45,809	200,702

*	For the period October 3, 2008 (commencement of operations) to September 30, 2009.
The accompanying notes are an integral part of the financial statements.	THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT	|	11

FINANCIAL HIGHLIGHTS	Rydex|SGI Equity Fund All Cap Value Fund
This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Period Ended
	September 30,	September 30,
A-Class	2010	2009[a]

Per Share Data
Net asset value, beginning of period	$10.21	$10.00

Income (loss) from investment operations:
Net investment income[b]	0.03	0.04
Net gain on investments (realized and unrealized)	0.89	0.17

Total from investment operations	0.92	0.21

Less distributions from:
Net investment income	(0.02)	—

Total distributions	(0.02)	—

Net asset value, end of period	$11.11	$10.21

Total Return[c]	8.97%	2.10%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$1,601	$1,319

Ratios to average net assets:
Net investment income	0.31%	0.51%
Total expenses[d]	3.71%	6.75%
Net expenses[e]	1.29%	1.35%

Portfolio turnover rate	55%	17%

	Year Ended	Period Ended
	September 30,	September 30,
C-Class	2010	2009[a]

Per Share Data
Net asset value, beginning of period	$10.13	$10.00

Income (loss) from investment operations:
Net investment loss[b]	(0.04)	(0.02)
Net gain on investments (realized and unrealized)	0.88	0.15

Total from investment operations	0.84	0.13

Net asset value, end of period	$10.97	$10.13

Total Return[c]	8.29%	1.30%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$809	$436

Ratios to average net assets:
Net investment loss	(0.41% )	(0.18%	)
Total expenses[d]	4.47%	8.89%
Net expenses[e]	2.04%	2.10%

Portfolio turnover rate	55%	17%
12	|	THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT	The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS (concluded)	Rydex|SGI Equity Fund All Cap Value Fund
This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Period Ended
	September 30,	September 30,
Institutional Class	2010	2009[a]

Per Share Data
Net asset value, beginning of period	$10.24	$10.00

Income (loss) from investment operations:
Net investment income[b]	0.06	0.07
Net gain on investments (realized and unrealized)	0.88	0.17

Total from investment operations	0.94	0.24

Less distributions from:
Net investment income	(0.06)	—

Total distributions	(0.06)	—

Net asset value, end of period	$11.12	$10.24

Total Return	9.22%	2.40%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$318	$291

Ratios to average net assets:
Net investment income	0.55%	0.81%
Total expenses[d]	3.48%	8.19%
Net expenses[e]	1.05%	1.10%

Portfolio turnover rate	55%	17%

[a]	The All Cap Value Fund was initially capitalized on October 3, 2008 with a net asset value of $10 per share. Percentage amounts for the period, except total return, have been annualized.

[b]	Net investment income (loss) was computed using average shares outstanding throughout the period.

[c]	Total return information does not reflect deduction of any sales charges imposed at the time of purchase for A-Class shares or upon redemption for C-Class shares.

[d]	Total expense information reflects expense ratios absent expense reductions by the Investment Manager, as applicable.

[e]	Net expense information reflects the expense ratios after voluntary expense waivers and reimbursements and before custodian earnings credits, as applicable.
The accompanying notes are an integral part of the financial statements.	THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT	|	13

MANAGERS’ COMMENTARY
September 30, 2010
Advised by:
and Subadvised by:

To Our Shareholders:
For the fiscal year ended September 30, 2010, the Rydex|SGI Equity Fund–Alpha Opportunity Fund returned 13.43%1, outperforming the 10.16% gain for the S&P 500® Index and the peer group’s 2.63% increase.
The Fund pursues its objective by investing approximately 37.5% of its total assets according to a long/short strategy in domestic equity securities and 37.5% of its total assets according to a long/short strategy in non-U.S. securities. The manager invests the remaining 25% of total assets in a portfolio of equity securities, equity derivative securities, and fixed-income securities intended to track the S&P 500® Index.
The Fund pursues its domestic long/short strategy using fundamental and technical analysis to identify quality securities trading at attractive valuations. The domestic strategy uses a top-down perspective to formulate long-term themes and a bottom-up approach to identify individual securities. The Fund pursues its global long/short strategy using quantitative and qualitative techniques to identify long and short investment opportunities.
Domestic Strategy Performance
For the domestic strategy, contributors to performance included the Financials, Materials, and Information Technology sectors, all due to superior stock selection.
Holdings in the portfolio’s Financials sector were underweight the Index 9.1% to 16.1%, but gained 2.7% compared to a 3.3% loss for the benchmark. Leaders for the Fund included United States Oil Fund LP, Weyerhaeuser Co., and Potlatch Corp.
The Fund’s Materials sector was a large overweight position, 14.5% to 3.5%, and outperformed by 15.5% to 10.5%. Stillwater Mining Co. soared
132.3%, while Molycorp Inc. returned 78.3% during the fiscal year. Other contributors included Newmont Mining Corp. and Tech Resources Ltd.
Information Technology holdings in the portfolio gained 24.8% versus an 11.1% gain for the Index, a difference of more than 13%. Skyworks Solutions Inc. was up 63.3%, while Baidu Inc. ADS increased 39.8%.
Global Strategy Performance
For the global strategy, top performing sectors included Industrials, Financials, and Consumer Staples.
In the Industrials sector, Joy Global Inc. gained 45.5%, while A.O. Smith Corp. was up 54.5%. Other positive contributors for the Fund included Brisa-Autoestradeas de Portugal S/A, Trinity Industries Inc., and Beijing Capital International Airport Ltd.
Leaders in the Financials sector for the portfolio included Wells Fargo & Co. and PrivateBancorp Inc.
The Fund’s Consumer Staples sector was a 16.2% to 11.5% overweight and outperformed the Index 31.3% to 13.0%. Herbalife Ltd. increased 87.7%, while Altria Group Inc. gained 44.3%. Other gainers included Philip Morris International Inc., Wal-Mart Stores Inc., and Safeway Inc.
Hurting performance, in addition to a cash drag, were the Information Technology, Materials, and Consumer Discretionary sectors. In the Information Technology sector, VMware Inc., Riverbed Technology Inc., and Baidu Inc. ADS detracted from performance. Those hurting performance in the Materials sector were Silver Wheaton Corp., Ivanhoe Mines Ltd., and Eldorado Gold Corp. Shanda Interactive Entertainment Ltd. ADS and Genting Singapore plc were underperformers in the Consumer Discretionary sector.

14	|	THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT

1

MANAGERS’ COMMENTARY (concluded)

Market Outlook
U.S. GDP in the fourth quarter of 2009 was a strong 5.0% while the first quarter of 2010 recorded a gain of 3.7%. By the second quarter of the year, GDP had slowed to 1.7%, nearly back to the level in the third quarter of 2009. Ending the third quarter of 2010, the economic backdrop is a low-inflation, below-potential-growth environment, with a Federal Reserve that is willing to support the markets should economic activity falter. We will continue to closely monitor the growth and strength of the world economies as we try to uncover individual companies in the best position to succeed in such an environment.
The Fund is currently unable to pursue its investment strategy of short sales of securities of non-U.S. issuers, which affects its ability to meet its investment objective. As referenced in Note 8 of the Notes to Financials in this shareholder report, Security Global Investors (SGI) is working to resolve certain outstanding short sale transactions with Lehman Brothers International Europe (LBIE) and its administrator. The Fund’s exposure to LBIE due to these transactions consists of short sale proceeds and long positions held at the Fund’s custodian, as collateral. Release of the collateral requires the consent of LBIE and Lehman Brothers, Inc., an entity that is subject to a liquidation proceeding. Due to the valuations assigned to these positions, which are based on certain assumptions, resolution of these matters could ultimately result in the Funds realizing values that are materially different from those indicated in this report, which would materially affect the Fund’s net asset value (either positively or negatively). SGI is uncertain when it will resume its full investment program.
We thank you for your investment and appreciate the trust and confidence you have placed in us.
Sincerely,
Bill Jenkins, Portfolio Manager
(Mainstream Investment Advisers)
Charles Craig, Portfolio Manager
(Mainstream Investment Advisers)
David Whittall, Portfolio Manager
(Security Global Investors, LLC)
Scott Klimo, CFA, Portfolio Manager
(Security Global Investors, LLC)
Mark Kress, CFA, Portfolio/Risk Manager
(Security Global Investors, LLC)
Yon Perullo, CFA, Portfolio/Risk Manager
(Security Global Investors, LLC)

[1]	Performance figures are based on A-Class shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares. Fee waivers and/or reimbursements reduce Fund expenses and in the absence of such waivers, the performance quoted would be reduced.

Mainstream Investment Advisors, LLC is not affiliated with Security Global Investors, LLC.

Performance displayed represents past performance which is no guarantee of future results. Of course, Fund performance is subject to daily market volatility and may be better or worse since the end of the last quarter. For up-to-date Fund performance, call us at 800.820.0888 or visit www.rydex-sgi.com.

Standard & Poor’s 500 Index (S&P 500®) – a capitalization-weighted Index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues).

Rydex|SGI Funds are distributed by Rydex Distributors, LLC (RDL). Security Global InvestorsSM is the investment advisory arm of Security Benefit Corporation (Security Benefit). Security Global Investors consists of Security Global Investors, LLC, Security Investors, LLC and Rydex Investments. Rydex Investments is the primary business name for Rydex Advisors, LLC and Rydex Advisors II, LLC. Security Global Investors and RDL are affiliates and are subsidiaries of Security Benefit, which is wholly owned by Guggenheim SBC Holdings, LLC, a special purpose entity managed by Guggenheim Partners, LLC, a diversified financial services firm with more than $100 billion in assets under supervision.

Read each Fund’s prospectus and summary prospectus (if available) carefully before investing. It contains the Fund’s investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at www.rydex-sgi.com or call 800.820.0888.
THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT	|	15

2

PERFORMANCE SUMMARY September 30, 2010	Rydex|SGI Equity Fund Alpha Opportunity Fund (Unaudited)
PERFORMANCE
$10,000 Since Inception
This chart assumes a $10,000 investment in A-Class shares of Alpha Opportunity Fund on July 7, 2003 (date of inception), reflects deduction of the maximum front-end sales charge of 5.75% and assumes all dividends are reinvested. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. The S&P 500® Index is a capitalization weighted index composed of 500 selected common stocks that represent the broad domestic economy and is a widely recognized unmanaged index of market performance.

AVERAGE ANNUAL RETURNS PERIODS ENDED 9/30/10
			SINCE
			INCEPTION
	1 YEAR	5 YEAR	(07/07/03)
A-Class Shares	13.43%	3.37%	7.13%
A-Class Shares with sales charge	6.94%	2.16%	6.26%
B-Class Shares	12.31%	2.55%	6.29%
B-Class Shares with CDSC	7.31%	2.28%	6.29%
C-Class Shares	12.59%	2.55%	6.29%
C-Class Shares with CDSC	11.59%	2.55%	6.29%

		SINCE
		INCEPTION
	1 YEAR	(11/07/08)
Institutional Class Shares	13.64%	16.37%

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for A-Class shares or the CDSC of up to 5% for B-Class shares and 1% for C-Class shares, as applicable, except where noted. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of shares. Such figures would be lower if the maximum sales charge and any applicable taxes were deducted. Fee waivers and/or reimbursements reduced expenses of the Fund and in the absence of such waivers, the performance quoted would be reduced.

Holdings Diversification (Market Exposure as % of Net Assets)
16	|	THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT	The accompanying notes are an integral part of the financial statements.

3

SCHEDULE OF INVESTMENTS September 30, 2010	Rydex|SGI Equity Fund Alpha Opportunity Fund

	SHARES	VALUE

COMMON STOCKS† - 93.5%

Industrials - 23.0%
Joy Global, Inc.[1,2]	9,080	$638,506
Lockheed Martin Corp.[1,2]	3,753	267,514
Trinity Industries, Inc.[1,2]	10,200	227,154
AO Smith Corp.[1,2]	2,800	162,092
United Parcel Service, Inc. — Class B	1,929	128,645
Towers Watson & Co. — Class A1,2	2,200	108,196
Watts Water Technologies, Inc. — Class A1,2	2,800	95,340
J.B. Hunt Transport Services, Inc.	2,546	88,346
US Airways Group, Inc.*	9,199	85,091
FedEx Corp.	890	76,095
Westport Innovations, Inc.*	4,145	72,952
Continental Airlines, Inc. — Class B*	2,820	70,049
General Electric Co.[1,2]	4,200	68,250
Northrop Grumman Corp.[1,2]	1,100	66,693
Alamo Group, Inc.	2,967	66,253
GrafTech International Ltd.*	4,007	62,629
Republic Services, Inc. — Class A	1,833	55,888
Genesee & Wyoming, Inc. — Class A*	1,249	54,194
Canadian National Railway Co.	841	53,841
Con-way, Inc.[1,2]	1,700	52,683
GATX Corp.	1,654	48,495
KBR, Inc.	1,705	42,011
Wabash National Corp.*	4,751	38,436
Fluor Corp.	742	36,751
Kansas City Southern*	920	34,417
Watsco, Inc.	587	32,684
Honeywell International, Inc.	596	26,188
Tyco International, Ltd.	596	21,891
Deere & Co.	297	20,725
Chicago Bridge & Iron Company N.V.*	469	11,467
AerCap Holdings N.V.*	398	4,708

Total Industrials		2,818,184

Information Technology - 14.5%
Shanda Interactive Entertainment Ltd. ADR*,1,2	15,100	591,165
CA, Inc. [1,2]	19,362	408,925
Symantec Corp.*,1,2	5,900	89,503
Avnet, Inc.*,1,2	3,100	83,731
eBay, Inc.*	3,265	79,666
Harmonic, Inc.*,1,2	11,000	75,680
Arrow Electronics, Inc.*,1,2	2,600	69,498
Amkor Technology, Inc.*,1,2	9,200	60,444
Cirrus Logic, Inc.*	2,820	50,309
Linear Technology Corp.	1,632	50,151
Microchip Technology, Inc.	1,039	32,677
Seagate Technology plc*	1,913	22,535
Volterra Semiconductor Corp.*	1,039	22,359
Omnivision Technologies, Inc.*	849	19,561
Daktronics, Inc.	1,781	17,489
Polycom, Inc.*	593	16,177
RF Micro Devices, Inc.*	2,374	14,576
Western Digital Corp.*	491	13,939

	SHARES	VALUE

Tellabs, Inc.	1,781	$13,268
Entropic Communications, Inc.*	1,113	10,685
LivePerson, Inc.*	1,039	8,728
Lattice Semiconductor Corp.*	1,544	7,334
LTX-Credence Corp.*	1,226	2,562
FSI International, Inc.*	835	2,221

Total Information Technology		1,763,183

Consumer Staples - 13.1%
Philip Morris International, Inc.[1,2]	9,800	548,997
Altria Group, Inc.[1,2]	16,700	401,134
Herbalife Ltd.[1,2]	2,500	150,875
Tyson Foods, Inc. — Class A	8,459	135,514
Wal-Mart Stores, Inc.[1,2]	2,200	117,744
Safeway, Inc.[1,2]	3,900	82,524
Kraft Foods, Inc. — Class A	2,095	64,652
Andersons, Inc.	893	33,845
Archer-Daniels-Midland Co.	906	28,920
General Mills, Inc.	762	27,843
Smithfield Foods, Inc.*	1,187	19,977
Kroger Co.	172	3,726

Total Consumer Staples		1,615,751

Health Care - 12.0%
Johnson & Johnson[1,2]	5,000	309,800
Viropharma, Inc.*,1,2	9,900	147,609
Lincare Holdings, Inc.[1,2]	5,700	143,013
Life Technologies Corp.*,1,2	2,800	130,732
Owens & Minor, Inc.[1,2]	4,050	115,263
Forest Laboratories, Inc.*,1,2	3,400	105,162
Amgen, Inc.*,1,2	1,800	99,198
Baxter International, Inc.[1,2]	1,800	85,878
WellCare Health Plans, Inc.*,1,2	2,300	66,608
Charles River Laboratories International, Inc.*,1,2	2,000	66,300
Centene Corp.*	2,767	65,274
Kindred Healthcare, Inc.*,1,2	3,900	50,778
Merck & Company, Inc.	1,359	50,025
DexCom, Inc.*	1,479	19,552
Health Net, Inc.*	202	5,492
Animal Health International, Inc.*	1,811	4,980
Five Star Quality Care, Inc.*	89	449

Total Health Care		1,466,113

Consumer Discretionary - 11.5%
Limited Brands, Inc.[1,2]	7,845	210,089
Family Dollar Stores, Inc.[1,2]	3,700	163,392
TJX Companies, Inc.[1,2]	3,600	160,669
Walt Disney Co.	4,024	133,234
Gymboree Corp.*,1,2	3,000	124,620
Ross Stores, Inc.[1,2]	2,100	114,702
The Gap, Inc.[1,2]	6,000	111,840
RadioShack Corp.[1,2]	5,100	108,783
Jack in the Box, Inc.*,1,2	4,000	85,760
Ford Motor Co.*	6,530	79,927
Phillips-Van Heusen Corp.[1,2]	800	48,128
Target Corp.	465	24,850
Hasbro, Inc.	488	21,721

The accompanying notes are an integral part of the financial statements.	THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT	|	17

SCHEDULE OF INVESTMENTS (continued) September 30, 2010	Rydex|SGI Equity Fund Alpha Opportunity Fund

	SHARES	VALUE

Fortune Brands, Inc.	176	$8,664
Perfumania Holdings, Inc.*	904	7,359
Navarre Corp.*	548	1,425

Total Consumer Discretionary		1,405,163

Materials - 7.0%
Mosaic Co.	1,931	113,466
Schnitzer Steel Industries, Inc. — Class A	2,078	100,326
Titanium Metals Corp.*	4,918	98,162
Monsanto Co.	1,484	71,128
Royal Gold, Inc.	1,336	66,586
RTI International Metals, Inc.*	2,159	66,109
Cliffs Natural Resources, Inc.	890	56,889
Harry Winston Diamond Corp.*	3,195	37,190
Compass Minerals International, Inc.	383	29,345
Newmont Mining Co.	455	28,579
Mechel ADR	1,078	26,842
Noranda Aluminum Holding Corp.*	2,968	24,397
General Moly, Inc.*	5,851	21,415
Intrepid Potash, Inc.*	763	19,891
Greif, Inc. — Class A	337	19,829
Brush Engineered Materials, Inc.*	636	18,088
AMCOL International Corp.	687	17,993
OM Group, Inc.*	444	13,373
Barrick Gold Corp.	232	10,739
E. I. du Pont de Nemours & Co.	128	5,711
China Green Agriculture, Inc.*	353	3,099

Total Materials		849,157

Energy - 4.2%
Anadarko Petroleum Corp.[1,2]	2,755	157,173
ConocoPhillips[1,2]	1,500	86,145
Petroleum Development Corp.*	2,349	64,832
Peabody Energy Corp.	1,188	58,224
Noble Energy, Inc.	741	55,642
Marathon Oil Corp.	873	28,896
Concho Resources, Inc.*	425	28,122
Complete Production Services, Inc.*	615	12,577
Denbury Resources, Inc.*	742	11,790
Abraxas Petroleum Corp.*	3,890	11,048
Cloud Peak Energy, Inc.*	221	4,033

Total Energy		518,482

Financials - 4.0%
Endurance Specialty Holdings Ltd.[1,2]	3,000	119,400
Amtrust Financial Services, Inc.[1,2]	6,000	87,120
Weyerhaeuser Co.	4,471	70,463
American Equity Investment Life Holding Co.	5,480	56,116
MetLife, Inc.	1,336	51,369
Genworth Financial, Inc. — Class A*,1,2	4,000	48,880
Ezcorp, Inc. — Class A*	897	17,976
CNO Financial Group, Inc.*	2,078	11,512
Citigroup, Inc.*	2,374	9,259
MF Global Holdings Ltd.*	1,187	8,546
CBL & Associates Properties, Inc.	445	5,812
Farmer Mac — Class C	373	4,036

Total Financials		490,489

	SHARES	VALUE

Telecommunication Services - 2.5%
AT&T, Inc.[1,2]	10,600	$303,160

Utilities - 1.7%
Constellation Energy Group, Inc.[1,2]	5,100	164,424
NiSource, Inc.	1,484	25,822
Xcel Energy, Inc.	887	20,374

Total Utilities		210,620

Total Common Stocks (Cost $11,875,585)		11,440,302

EXCHANGE TRADED FUNDS† - 2.4%
Market Vectors — Russia ETF	3,180	103,445
iPATH S&P 500 VIX Mid-Term Futures ETN	890	77,145
iShares Barclays 20+ Year Treasury Bond Fund	615	64,889
Guggenheim Timber ETF[6]	2,533	48,887

Total Exchange Traded Funds (Cost $288,216)		294,366

CLOSED-END FUND† - 0.6%
Morgan Stanley China A Share Fund, Inc.	2,796	77,198

Total Closed-End Fund (Cost $79,196)		77,198

	FACE
	AMOUNT
FEDERAL AGENCY DISCOUNT NOTE†† - 8.2%
Fannie Mae[3]
0.19% due 12/27/10	$1,000,000	999,662

Total Federal Agency Discount Note (Cost $999,542)		999,662

	SHARES
SHORT TERM INVESTMENT†† - 2.9%
State Street General Account
U.S. Government Fund	356,703	356,703

Total Short Term Investment (Cost $356,703)		356,703

	FACE
	AMOUNT
REPURCHASE AGREEMENTS†† - 10.6%
State Street, 0.028%, dated
09/30/10 matures 10/01/10;
repurchase amount $955,437 (Collateralized by U.S. Treasury Note, 2.50%, 04/30/15 with a value of $979,691)	$955,437	955,437

State Street, 0.028%, dated
09/30/10 matures 10/01/10; repurchase amount $336,307 (Collateralized by U.S. Treasury Note, 2.125%, 05/31/15 with a value of $346,401)	336,307	336,307

Total Repurchase Agreements (Cost $1,291,744)		1,291,744

Total Investments - 118.2% (Cost $14,890,986)		$14,459,975

18	|	THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT	The accompanying notes are an integral part of the financial statements.

SCHEDULE OF INVESTMENTS (continued) September 30, 2010	Rydex|SGI Equity Fund Alpha Opportunity Fund

	SHARES	VALUE

SCHEDULE OF SECURITIES SOLD SHORT

COMMON STOCKS - (62.5)%

Consumer Staples - (1.0)%
Walgreen Co.†	238	$(7,973)
Colgate-Palmolive Co.†	119	(9,146)
Hansen Natural Corp.*,†††,5	3,250	(96,233)

		(113,352)

Telecommunication Services - (1.5)%
Clearwire Corp.*,†††,5	2,530	(28,665)
Global Crossing Ltd.*,†††,5	1,800	(28,746)
Leap Wireless International, Inc.*,†††,5	1,500	(65,100)
SBA Communications Corp.*,†††,5	2,400	(69,096)

		(191,607)

Utilities - (2.0)%
Korea Electric Power Corp. ADR †††,5	18,310	(247,734)

Energy - (2.8)%
Pride International, Inc.*,†	119	(3,502)
Aquila Resources Ltd.*,†††,5	2,750	(21,907)
Arrow Energy Ltd.*,†††,5	8,900	(22,965)
Modec, Inc.†††,5	900	(23,195)
Sevan Marine ASA*,†††,5	5,900	(30,951)
Trican Well Service Ltd.†††,5	2,000	(34,043)
Queensland Gas Company Ltd.*,†††,5	12,800	(49,787)
Riversdale Mining Ltd.*,†††,5	6,700	(50,985)
BPZ Resources, Inc.*,†††,5	5,700	(107,160)

		(344,495)

Materials - (3.5)%
Dow Chemical Co.†	238	(6,535)
China National Building Material Company Ltd.†††,5	14,700	(19,910)
Anhui Conch Cement Company Ltd.†††,5	4,500	(20,259)
Fushan International Energy Group Ltd.†††,5	66,000	(23,727)
Sino Gold Mining Ltd.*,†††,5	8,600	(35,368)
Ivanhoe Mines Ltd.*,†††,5	4,440	(37,030)
Western Areas NL†††,5	6,200	(44,456)
Zoltek Companies, Inc.*,†††,5	2,700	(49,221)
Silver Wheaton Corp.*,†††,5	6,100	(64,046)
Agnico-Eagle Mines Ltd.†††,4,5	1,800	(119,001)

		(419,553)

Information Technology - (6.6)%
Corning, Inc.†	119	(2,175)
Synaptics, Inc.*,†	357	(10,046)
VeriSign, Inc.*,†††,5	1,200	(30,756)
Access Company Ltd.†††,5	17	(32,755)
Varian Semiconductor Equipment Associates, Inc.*,†††,5	1,260	(33,037)
Electronic Arts, Inc.*,†††,5	900	(36,720)
Riverbed Technology, Inc.*,†††,5	3,280	(43,624)
Red Hat, Inc.*,†††,5	2,610	(46,589)

	SHARES	VALUE

Baidu, Inc. ADR *,†††,5	200	$(53,726)
Intermec, Inc.*,†††,5	2,740	(54,307)
Rambus, Inc.*,†††,5	3,600	(55,224)
VMware, Inc.*,†††,5	2,400	(68,592)
Imperial Energy Corp. plc *,†††,5	3,900	(77,681)
Equinix, Inc.*,†††,5	1,000	(79,940)
SAVVIS, Inc.*,†††,5	5,700	(84,018)
Cree, Inc.*,†††,5	4,000	(109,840)

		(819,030)

Industrials - (8.6)%
Pitney Bowes, Inc.†	357	(7,633)
China Merchants Holdings International Company Ltd.†††,5	3,100	(11,047)
China Communications Construction Company, Ltd.†††,5	15,000	(15,536)
China National Materials Company Ltd.†††,5	34,400	(17,537)
Japan Steel Works Ltd.†††,5	1,500	(20,809)
Ausenco Ltd.†††,5	2,100	(22,659)
Toyo Tanso Company Ltd.†††,5	500	(27,007)
General Electric Co.†	2,142	(34,808)
Ryanair Holdings plc†††,5	9,600	(35,971)
Meyer Burger Technology AG*,†††,5	200	(49,879)
USG Corp.*,†††,5	4,940	(141,877)
Beijing Capital International Airport Company Ltd.†††,5	218,000	(188,550)
Brisa Auto-Estradas de Portugal S.A.†††,5	44,400	(461,804)

		(1,035,117)

Financials - (10.1)%
Stifel Financial Corp.*,†	238	(11,017)
C C Land Holdings Ltd.†††,5	50,000	(13,945)
Bank of America Corp.†	1,309	(17,161)
JPMorgan Chase & Co.†	476	(18,121)
Federated Investors, Inc.†	952	(21,668)
Franshion Properties China Ltd.†††,5	79,400	(22,104)
Mizuho Trust & Banking Company Ltd.†††,5	17,700	(24,682)
Aozora Bank Ltd.†††,5	16,300	(26,250)
Monex Group, Inc.†††,5	78	(27,384)
Mizuho Financial Group, Inc.†††,5	11,000	(45,461)
Aeon Mall Company Ltd.†††,5	1,700	(52,093)
PrivateBancorp, Inc.†††,5	2,390	(102,770)
Erste Group Bank AG†††,5	5,200	(319,535)
Wells Fargo & Co.†††,5	12,384	(539,689)

		(1,241,880)

Health Care - (11.5)%
Thermo Fisher Scientific, Inc.*,†	238	(11,395)
Sepracor, Inc.*,†††,5	1,400	(24,500)
Becton Dickinson and Co.†	357	(26,454)
Exelixis, Inc.*,†††,5	4,500	(28,845)
Johnson & Johnson†	595	(36,866)
Savient Pharmaceuticals, Inc.*,†††,5	2,420	(48,013)
Zeltia S.A.†††,5	8,000	(54,559)
Intuitive Surgical, Inc.*,†††,5	200	(56,100)
Auxilium Pharmaceuticals, Inc.*,†††,5	1,540	(56,703)

The accompanying notes are an integral part of the financial statements.	THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT	|	19

SCHEDULE OF INVESTMENTS (concluded) September 30, 2010	Rydex|SGI Equity Fund Alpha Opportunity Fund

	SHARES	VALUE

XenoPort, Inc.*,†††,5	1,376	$(63,062)
Luminex Corp.*,†††,5	2,500	(63,725)
Regeneron Pharmaceuticals, Inc.*,†††,5	3,180	(69,038)
Vertex Pharmaceuticals, Inc.*,†††,5	2,600	(71,942)
Align Technology, Inc.*,†††,5	6,100	(74,420)
Intercell AG*,†††,5	1,900	(74,840)
Acorda Therapeutics, Inc.*,†††,5	2,800	(74,900)
Rigel Pharmaceuticals, Inc.*,†††,5	3,050	(78,324)
Sequenom, Inc.*,†††,5	3,810	(78,525)
Cepheid, Inc.*,†††,5	5,300	(81,620)
AMAG Pharmaceuticals, Inc.*,†††,5	1,900	(82,954)
Basilea Pharmaceutica*,†††,5	500	(83,364)
Alnylam Pharmaceuticals, Inc.*,†††,5	2,900	(85,288)
athenahealth, Inc.*,†††,5	2,500	(89,625)

		(1,415,062)

Consumer Discretionary - (14.9)%
PetMed Express, Inc.†	238	(4,165)
hhgregg, Inc.*,†	238	(5,893)
HOT Topic, Inc.†	1,071	(6,415)
Scholastic Corp.†	241	(6,705)
McGraw-Hill Companies, Inc.†	238	(7,868)
Best Buy Company, Inc.†	476	(19,435)
Tokyo Broadcasting System Holdings, Inc.†††,5	1,300	(21,836)
Buffalo Wild Wings, Inc.*,†	475	(22,748)
Genting Singapore plc *,†††,5	124,900	(41,123)
bwin Interactive Entertainment AG†††,5	1,600	(45,582)
PartyGaming plc *,†††,5	15,200	(57,210)
Focus Media Holding Ltd. ADR *,†††,5	2,130	(63,900)
Sky Deutschland AG *,†††,5	4,000	(65,668)
Marui Group Company, Ltd.†††,5	29,100	(219,528)
Pool Corp.†††,5	11,639	(288,065)
Electrolux AB†††,5	30,100	(395,761)
Volkswagen AG†††,5	1,300	(539,375)

		(1,811,277)

Total Common Stocks Sold Short (Proceeds $7,458,189)		$(7,639,107)

EXCHANGE TRADED FUNDS† - (0.9)%
Vanguard European ETF	425	(20,706)
Financial Select Sector SPDR Fund	2,380	(34,153)
CurrencyShares Euro Trust	425	(57,719)

Total Exchange Traded Funds (Proceeds $113,394)		(112,578)

		VALUE

Total Securities Sold Short - (63.4%) (Proceeds $7,571,583)		$(7,751,685)

Cash & Other Assets, Less Liabilities - 45.2%		5,523,801

Total Net Assets - 100.0%		$12,232,091

INVESTMENT CONCENTRATION
At September 30, 2010, the investment diversification of the Fund was as follows:
COUNTRY	% OF NET ASSETS	VALUE

United States	78.9%	$9,664,857
Cayman Islands	5.1	624,414
Bermuda	0.7	76,709
Russian Federation	0.2	26,842
Netherlands	0.1	16,175
Ireland	(0.1)	(13,436)
Norway	(0.3)	(30,951)
Isle Of Man	(0.3)	(41,123)
Spain	(0.4)	(54,559)
Hong Kong	(0.5)	(56,878)
Gibraltar	(0.5)	(57,210)
United Kingdom	(0.6)	(77,681)
Canada	(0.7)	(79,398)
Switzerland	(0.9)	(111,352)
Republic of Korea	(2.0)	(247,734)
Australia	(2.0)	(248,127)
China	(2.1)	(258,693)
Sweden	(3.2)	(395,761)
Austria	(3.6)	(439,957)
Portugal	(3.8)	(461,804)
Japan	(4.3)	(521,000)
Germany	(4.9)	(605,043)

Total Investments	54.8%	$6,708,290

		Unrealized
	CONTRACTS	GAIN

FUTURES CONTRACTS PURCHASED†
December 2010 S&P 500 Index®
Mini Futures Contracts
(Aggregate Market Value of
Contracts $2,671,245)	47	$49,033

*	Non-income producing security

†	Value determined based on Level 1 inputs — See Note 9.

††	Value determined based on Level 2 inputs — See Note 9.

†††	Value determined based on Level 3 inputs — See Note 9.

[1]	All or a portion of the security is deemed illiquid due to the Fund’s exposure to Lehman Brothers International Europe (“LBIE”) prime brokerage services. The total market value of illiquid securities is $7,272,370 (cost $7,825,618), or 59.5% of total net assets. The security was deemed liquid at the time of purchase — See Note 8.

[2]	Security is segregated as collateral for open short positions.

[3]	On September 7, 2008 the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.

[4]	Security was acquired through a private placement.

[5]	Security sold short was fair valued by the Valuation Committee based on non-observable market inputs at September 30, 2010. The total market value of fair valued securities amounts to $(7,341,377) (proceeds $7,166,693), or (60.0%) of total net assets — See Note 8.

[6]	Investment in an affiliated issuer — See Note 7.

ADR — American Depositary Receipt

plc — Public Limited Company
20	|	THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT	The accompanying notes are an integral part of the financial statements.

Rydex|SGI Equity Fund Alpha Opportunity Fund
STATEMENT OF ASSETS
AND LIABILITIES
September 30, 2010

Assets:
Investments in unaffiliated issuers, at value*,†	$13,119,344
Investments in affiliated issuers, at value**	48,887
Repurchase agreements, at value*	1,291,744

Total investments	14,459,975
Cash	394,347
Restricted cash†	1,563,116
Restricted cash denominated in a foreign currency, at value****,†	3,573,200
Receivables:
Fund shares sold	28,396
Securities sold	610,967
Dividends	22,243
Due from Security Investors	20,072
Foreign taxes recoverable	334
Prepaid expenses	17,152

Total assets	20,689,802

Liabilities:
Securities sold short, at value***,†	7,751,685
Payable for:
Securities purchased	614,788
Fund shares redeemed	2,087
Variation margin	9,870
Dividends on short sales	279
Management fees	12,156
Custodian fees	33,467
Transfer agent/maintenance fees	1,123
Administration fees	1,459
Professional fees	20,305
12b-1 distribution plan fees	3,719
Directors’ fees	867
Other	5,906

Total liabilities	8,457,711

Net assets	$12,232,091

Net assets consist of:
Paid in capital	$25,250,433
Accumulated net investment loss	(2,843)
Accumulated net realized loss on investments and foreign currency transactions	(12,645,937)
Net unrealized depreciation on investments and translation of assets and liabilities in foreign currencies	(369,562)

Net assets	$12,232,091

A-Class:
Capital shares outstanding
(unlimited number of shares authorized)	838,752
Net assets	$8,138,101
Net asset value and redemption price per share	$9.70

Maximum offering price per share (net asset value divided by 94.25%)	$10.29

B-Class:
Capital shares outstanding (unlimited number of shares authorized)	128,573
Net assets	$1,160,906
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$9.03

C-Class:
Capital shares outstanding (unlimited number of shares authorized)	164,996
Net assets	$1,489,518
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$9.03

Institutional Class:
Capital shares outstanding (unlimited number of shares authorized)	108,273
Net assets	$1,443,566
Net asset value, offering and redemption price per share	$13.33

* Investments in unaffiliated issuers, at cost	$14,843,612
** Investments in affiliated issuers, at cost	47,374

Total Cost	$14.890,986
*** Securities sold short, proceeds	7,571,583
**** Restricted cash denominated in a foreign currency, at cost	3,380,682
† All or portion of this amount represents values related to Lehman Brothers International Europe prime brokerage services — See Note 8.
STATEMENT OF
OPERATIONS
For the Year Ended September 30, 2010

Investment Income:
Dividends (net of foreign withholding tax of $52)	$201,519
Interest	1,658

Total investment income	203,177

Expenses:
Management fees	169,597
Transfer agent/maintenance fees	47,661
Administration fees	31,659
Custodian fees	78,322
Directors’ fees	1,008
Professional fees	39,158
Reports to shareholders	3,808
Registration fees	45,985
Other	3,895
Dividends on short sales	8,293
Prime broker interest expense	13,406
12b-1 distribution fees - A-Class	22,431
12b-1 distribution fees - B-Class	13,399
12b-1 distribution fees - C-Class	16,246

Total expenses	494,868

Reimbursement of expenses	(176,815)

Net expenses	318,053

Net investment loss	(114,876)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments††	621,422
Foreign currency transactions	(2,843)
Futures contracts	419,241

Net realized gain	1,037,820

Net change in unrealized appreciation (depreciation) on:
Investments	644,263
Securities sold short	18,077
Futures contracts	13,864
Translation of assets and liabilities in foreign currencies	7,645

Net change in unrealized appreciation (depreciation)	683,849

Net realized and unrealized gain	1,721,669

Net increase in net assets resulting from operations	$1,606,793

†† Includes net realized gains of $2,737 on affiliated issuers.

The accompanying notes are an integral part of the financial statements.	THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT	|	21

STATEMENTS OF CHANGES IN NET ASSETS	Rydex|SGI Equity Fund Alpha Opportunity Fund

	Year Ended	Year Ended
	September 30,	September 30,
	2010	2009

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(114,876)	$(123,718)
Net realized gain (loss) on investments and foreign currency transactions	1,037,820	(10,496,580)
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	683,849	3,498,389

Net increase (decrease) in net assets resulting from operations	1,606,793	(7,121,909)

Capital share transactions:
Proceeds from sale of shares
A-Class	293,839 *	1,524,278
B-Class	—	4,268
C-Class	—	7,933
Institutional Class	—	4,980,476
Cost of shares redeemed
A-Class	(2,954,805)	(16,913,028)
B-Class	(635,054)	(2,762,142)
C-Class	(698,685)	(2,096,985)
Institutional Class	(917,495)	(3,025,562)

Net decrease from capital share transactions	(4,912,200)	(18,280,762)

Net decrease in net assets	(3,305,407)	(25,402,671)

Net assets:
Beginning of year	15,537,498	40,940,169

End of year	$12,232,091	$15,537,498

Accumulated net investment loss at end of year	$(2,843)	$(29,427)

Capital share activity:
Shares sold
A-Class	32,339 *	208,127
B-Class	—	292
C-Class	—	796
Institutional Class	—	502,702
Shares redeemed A-Class	(333,306)	(2,335,782)
B-Class	(74,867)	(404,666)
C-Class	(83,926)	(308,317)
Institutional Class	(75,471)	(318,958)

Total capital share activity	(535,231)	(2,655,806)

*	Represents conversion of B-Class to A-Class shares.
22	|	THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT	The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS	Rydex|SGI Equity Fund Alpha Opportunity Fund
This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	September 30,		September 30,	September 30,	September 30,	September 30,
A-Class	2010		2009	2008 [a]	2007	2006

Per Share Data
Net asset value, beginning of period	$8.56		$9.37	$13.94	$12.23	$12.37

Income (loss) from investment operations:
Net investment loss[b]	(0.06)		(0.04)	(0.16)	(0.01)	(0.06)
Net gain (loss) on investments (realized and unrealized)	1.20		(0.77)	(1.68)	2.99	0.93

Total from investment operations	1.14		(0.81)	(1.84)	2.98	0.87

Less distributions from:
Net realized gains	—		—	(2.57)	(1.27)	(1.01)
Return of capital	—		—	(0.16)	—	—

Total distributions	—		—	(2.73)	(1.27)	(1.01)

Net asset value, end of period	$9.70		$8.56	$ 9.37	$ 3.94	$12.23

Total Return[c]	13.43%		(8.64% )	(15.99% )	26.10%	7.39%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,138		$9,752	$30,615	$25,072	$20,595

Ratios to average net assets:
Net investment loss	(0.71%	)	(0.50% )	(1.44% )	(0.08% )	(0.50% )
Total expenses[d]	3.51%		3.82%	3.41%	2.88%	3.20%
Net expenses[e]	2.21%		2.00%	3.32%	2.82%	3.04%
Operating expenses[f]	2.05%		1.95%	3.06%	2.62%	2.95%

Portfolio turnover rate	954%		422%	1,248%	1,697%	1,302%

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	September 30,		September 30,	September 30,	September 30,	September 30,
B-Class	2010		2009	2008 [a]	2007	2006

Per Share Data
Net asset value, beginning of period	$8.04		$8.87	$13.42	$11.90	$12.15

Income (loss) from investment operations:
Net investment loss[b]	(0.12)		(0.09)	(0.23)	(0.09)	(0.15)
Net gain (loss) on investments (realized and unrealized)	1.11		(0.74)	(1.59)	2.88	0.91

Total from investment operations	0.99		(0.83)	(1.82)	2.79	0.76

Less distributions from:
Net realized gains	—		—	(2.57)	(1.27)	(1.01)
Return of capital	—		—	(0.16)	—	—

Total distributions	—		—	(2.73)	(1.27)	(1.01)

Net asset value, end of period	$9.03		$8.04	$ 8.87	$13.42	$11.90

Total Return[c]	12.31%		(9.36% )	(16.66% )	25.14%	6.56%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,161		$1,635	$5,391	$3,154	$4,846

Ratios to average net assets:
Net investment loss	(1.47%	)	(1.24% )	(2.18% )	(0.77% )	(1.24% )
Total expenses[d]	4.27%		4.57%	4.16%	3.59%	3.95%
Net expenses[e]	2.96%		2.75%	4.04%	3.53%	3.78%
Operating expenses[f]	2.80%		2.69%	3.78%	3.33%	3.69%

Portfolio turnover rate	954%		422%	1,248%	1,697%	1,302%
The accompanying notes are an integral part of the financial statements.	THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT	|	23

FINANCIAL HIGHLIGHTS (continued)	Rydex|SGI Equity Fund Alpha Opportunity Fund
This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	September 30,		September 30,	September 30,	September 30,	September 30,
C-Class	2010		2009	2008 [a]	2007	2006

Per Share Data
Net asset value, beginning of period	$8.02		$8.87	$13.43	$11.90	$12.15

Income (loss) from investment operations:
Net investment loss[b]	(0.12)		(0.09)	(0.23)	(0.10)	(0.15)
Net gain (loss) on investments (realized and unrealized)	1.13		(0.76)	(1.60)	2.90	0.91

Total from investment operations	1.01		(0.85)	(1.83)	2.80	0.76

Less distributions from:
Net realized gains	—		—	(2.57)	(1.27)	(1.01)
Return of capital	—		—	(0.16)	—	—

Total distributions	—		—	(2.73)	(1.27)	(1.01)

Net asset value, end of period	$9.03		$8.02	$8.87	$13.43	$11.90

Total Return[c]	12.59%		(9.58% )	(16.63% )	25.24%	6.56%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,490		$1,996	$4,935	$4,216	$5,576

Ratios to average net assets:
Net investment loss	(1.46%	)	(1.24% )	(2.21% )	(0.77% )	(1.18% )
Total expenses[d]	4.28%		4.67%	4.16%	3.60%	3.95%
Net expenses[e]	2.95%		2.75%	4.09%	3.54%	3.77%
Operating expenses[f]	2.80%		2.69%	3.83%	3.34%	3.68%

Portfolio turnover rate	954%		422%	1,248%	1,697%	1,302%

	Year Ended		Period Ended
	September 30,		September 30,
Institutional Class	2010		2009	[g]

Per Share Data
Net asset value, beginning of period	$11.73		$10.00

Income (loss) from investment operations:
Net investment loss[b]	(0.06)		(0.01)
Net gain (loss) on investments (realized and unrealized)	1.66		1.74

Total from investment operations	1.60		1.73

Net asset value, end of period	$13.33		$11.73

Total Return	13.64%		17.30%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,444		$2,155

Ratios to average net assets:
Net investment loss	(0.48%	)	(0.07%	)
Total expenses[d]	3.28%		3.94%
Net expenses[e]	1.96%		1.76%
Operating expenses[f]	1.80%		1.70%

Portfolio turnover rate	954%		422%
24	|	THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT	The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS (concluded)	Rydex|SGI Equity Fund Alpha Opportunity Fund

[a]	Security Global Investors, LLC (SGI) became the sub-adviser of 37.5% of the assets of the Alpha Opportunity Fund effective August 18, 2008. Also effective August 18, 2008, Mainstream Investment Advisers, LLC (Mainstream) sub-advises 37.5% of the assets and Security Investors, LLC (SI) manages 25% of the assets. Prior to August 18, 2008, Mainstream sub-advised 60% of the assets and SI managed the remaining 40% of the assets.

[b]	Net investment income (loss) was computed using average shares outstanding throughout the period.

[c]	Total return information does not reflect deduction of any sales charges imposed at the time of purchase for A-Class shares or upon redemption for B-Class and C-Class shares.

[d]	Total expense information reflects expense ratios absent expense reductions by the Investment Manager and custodian earnings credits, as applicable.

[e]	Net expense information reflects the expense ratios after voluntary expense waivers and reimbursements and before custodian earnings credits, as applicable.

[f]	Operating expense ratios exclude expenses from dividends on short sales and prime broker interest expense.

[g]	The Institutional Class of Alpha Opportunity Fund was initially capitalized on November 7, 2008 with a net asset value of $10 per share. Percentage amounts for the period, except total return, have been annualized.
The accompanying notes are an integral part of the financial statements.	THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT	|	25

MANAGERS’ COMMENTARY
September 30, 2010
Advised by:

To Our Shareholders:
For the fiscal year ended September 30, 2010, the Rydex|SGI Equity Fund–Large Cap Core Fund (formerly, Equity Fund) returned 8.40%1, lagging the benchmark S&P 500® Index’s return of 10.16% and the Fund’s peer group median performance of 8.87%.
The Fund pursues its objective by investing approximately 50% of its total assets according to a large cap growth strategy and approximately 50% to a large cap value strategy. The manager will rebalance the Fund if either strategy equals or exceeds 60% of total assets. The manager uses a blended approach, investing in growth stocks and value stocks, and may invest in a limited number of industries and sectors.
The large cap growth manager chooses growth-oriented companies through a combination of a qualitative top-down approach in reviewing growth trends. The large cap value manager chooses securities of companies that appear to be undervalued relative to assets, earnings, growth potential, and cash flow. The managers sell a security when the reasons for buying it no longer apply or when the company begins to show deteriorating fundamentals or poor performance.
Industrials and Information Technology Top Performers
The Industrials sector benefited the Fund through both an overweight allocation, 17.2% versus 10.4%, and superior stock selection. Union Pacific Corp., a 1.3% weight, gained 42.6% while the 1.5% position in Cooper Industries plc (Cl A) was up 20.9%. Other contributors in the sector for the Fund included Boeing Co. and Cummins Inc., with increases of 37.3% and 29.0%, respectively.
In the Information Technology sector, the Fund benefited from security selection. While slightly underweight the Index, holdings in the sector for the Fund beat those in the Index 14.9% to 11.1%.
Motorola Inc. was up 17.3% while Google Inc. ended the period with a 20.4% gain. Tyco Electronics Ltd., a 1.1% weight in the portfolio, delivered a 34.4% return. Other holdings helping portfolio returns included Intel Corp. and EMC Corp.
Consumer Discretionary, Utilities, and Consumer Staples Disappoint
Security selection hurt the portfolio in the Consumer Discretionary sector, which was overweight relative to the Index but had returns that fell behind the Index 14.7% to 23.7%. Kohl’s Corp., a 1.4% weight, declined 20.6% during the 12-month period. J.C. Penney Co. Inc., a 0.90% weight, was down 17.2%. Other detractors included Royal Caribbean Cruises Ltd. and Johnson Controls Inc. with losses of 28.9% and 12.7%, respectively.
The Utilities sector was a small 2.0% weight for the Fund but its overall return was a negative 3.1% compared to a gain of 12.4% for the benchmark. The largest detractor was NRG Energy Inc. with a 26.1% drop.
The Fund had an underweight position in the Consumer Staples sector, 8.4% to 11.4%, that performed in-line with the Index, with a gain of 12.7%. However, CVS Caremark Corp., with a 1.1% weight, accounted for nearly the entire underperformance in the sector with an 11.1% loss.
Market Outlook
Our bottom-up approach looks at market uncertainty in the context of the potential long-term impact on individual companies. Our focus is on identifying companies with the ability to be substantially better over the next three to five years or have the potential to maintain their return on capital at current levels in a difficult economic environment. During these uncertain times and volatile market conditions, we are confident in our ability to find these companies by consistently

26	|	THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (concluded)

applying our disciplined process to individual stock evaluations.
We believe that investing is a long-term pursuit that requires patience and a consistent approach. We thank you for your business and the confidence you place in us.
Sincerely,
Mark Mitchell, CFA, Portfolio Manager
Mark Bronzo, CFA, Portfolio Manager

[1]	Performance figures are based on A-Class shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares.

Performance displayed represents past performance which is no guarantee of future results. Of course, Fund performance is subject to daily market volatility and may be better or worse since the end of the last quarter. For up-to-date Fund performance, call us at 800.820.0888 or visit www.rydex-sgi.com.

Standard & Poor’s 500 Index (S&P 500®) – a capitalization-weighted Index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues).

Rydex|SGI Funds are distributed by Rydex Distributors, LLC (RDL). Security Global InvestorsSM is the investment advisory arm of Security Benefit Corporation (Security Benefit). Security Global Investors consists of Security Global Investors, LLC, Security Investors, LLC and Rydex Investments. Rydex Investments is the primary business name for Rydex Advisors, LLC and Rydex Advisors II, LLC. Security Global Investors and RDL are affiliates and are subsidiaries of Security Benefit, which is wholly owned by Guggenheim SBC Holdings, LLC, a special purpose entity managed by Guggenheim Partners, LLC, a diversified financial services firm with more than $100 billion in assets under supervision.

Read each Fund’s prospectus and summary prospectus (if available) carefully before investing. It contains the Fund’s investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at www.rydex-sgi.com or call 800.820.0888.
THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT	|	27

PERFORMANCE SUMMARY September 30, 2010	Rydex|SGI Equity Fund Large Cap Core Fund (Unaudited)
PERFORMANCE
$10,000 Over Ten Years
This chart assumes a $10,000 investment in A-Class shares of Large Cap Core Fund on September 30, 2000, reflects deduction of the maximum front-end sales charge of 5.75% and assumes all dividends are reinvested. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. The S&P 500® Index is a capitalization-weighted index composed of 500 selected common stocks that represent the broad domestic economy and is a widely recognized unmanaged index on market performance.

AVERAGE ANNUAL RETURNS
PERIODS ENDED 9/30/10
(Inception 9/10/1962)
	1 YEAR	5 YEAR	10 YEAR
A-Class Shares	8.40%	-1.82%	-3.06%
A-Class Shares with sales charge	2.09%	-2.97%	-3.64%
B-Class Shares	7.78%	-2.53%	-3.70%
B-Class Shares with CDSC	2.78%	-2.80%	-3.70%
C-Class Shares	7.46%	-2.53%	-3.83%
C-Class Shares with CDSC	6.46%	-2.53%	-3.83%

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for A-Class shares or the CDSC of up to 5% for B-Class shares and 1% for C-Class shares, as applicable, except where noted. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of shares. Such figures would be lower if the maximum sales charge and any applicable taxes were deducted.

Portfolio Composition by Sector

Common Stocks
Consumer Discretionary	14.8%
Consumer Staples	6.5%
Energy	11.1%
Financials	10.3%
Health Care	8.8%
Industrials	16.6%
Information Technology	21.2%
Materials	4.9%
Telecommunication Services	0.7%
Utilities	2.1%
Exchange Traded Funds	0.8%
Cash & Other Assets,
Less Liabilities	2.2%

Total Net Assets	100.0%

28	|	THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT	The accompanying notes are an integral part of the financial statements.

SCHEDULE OF INVESTMENTS September 30, 2010	Rydex|SGI Equity Fund Large Cap Core Fund

	SHARES	VALUE

COMMON STOCKS† - 97.0%

Information Technology - 21.2%
Apple, Inc.*	18,345	$5,205,393
Oracle Corp.	149,000	4,000,650
Google, Inc. — Class A*	7,585	3,988,117
EMC Corp.*	187,120	3,800,407
Xerox Corp.	357,600	3,701,160
Western Union Co.	207,100	3,659,457
Motorola, Inc.*	401,615	3,425,776
Lam Research Corp.*	70,650	2,956,703
Tyco Electronics Ltd.	75,400	2,203,188
Hewlett-Packard Co.	50,716	2,133,622
Computer Sciences Corp.	42,000	1,932,000
Synopsys, Inc.*	47,900	1,186,483
Visa, Inc. — Class A	12,100	898,546

Total Information Technology		39,091,502

Industrials - 16.6%
3M Co.	39,260	3,404,235
CSX Corp.	61,400	3,396,648
Cooper Industries plc — Class A	68,680	3,360,512
Equifax, Inc.	100,700	3,141,840
Cummins, Inc.	33,400	3,025,372
Boeing Co.	45,000	2,994,300
United Technologies Corp.	33,600	2,393,328
FedEx Corp.	25,800	2,205,900
Union Pacific Corp.	25,900	2,118,620
Parker Hannifin Corp.	24,400	1,709,464
Babcock & Wilcox Co.*	63,300	1,347,024
USG Corp.*	97,000	1,279,430

Total Industrials		30,376,673

Consumer Discretionary - 14.8%
Omnicom Group, Inc.	78,700	3,107,076
Macy’s, Inc.	133,800	3,089,442
TJX Companies, Inc.	68,300	3,048,229
BorgWarner, Inc.*	57,650	3,033,543
Yum! Brands, Inc.	63,800	2,938,628
Walt Disney Co.	86,200	2,854,082
McDonald’s Corp.	36,900	2,749,419
Lowe’s Companies, Inc.	123,300	2,748,357
Time Warner, Inc.	61,700	1,891,105
JC Penney Company, Inc.	62,900	1,709,622

Total Consumer Discretionary		27,169,503

Energy - 11.1%
Occidental Petroleum Corp.	46,640	3,651,912
Schlumberger Ltd.	43,000	2,649,230
Peabody Energy Corp.	50,850	2,492,159
Chevron Corp.	29,900	2,423,395
McDermott International, Inc.*	126,600	1,871,148
Williams Companies, Inc.	93,900	1,794,429
Exxon Mobil Corp.	27,500	1,699,225
Halliburton Co.	47,600	1,574,132
Chesapeake Energy Corp.	64,400	1,458,660
ConocoPhillips	14,400	826,992

Total Energy		20,441,282

	SHARES	VALUE

Financials - 10.3%
U.S. Bancorp	215,026	$4,648,863
JPMorgan Chase & Co.	116,470	4,434,013
AON Corp.	58,700	2,295,757
Berkshire Hathaway, Inc. — Class A*,1	17	2,116,500
Wells Fargo & Co.	77,778	1,954,561
Bank of New York Mellon Corp.	56,100	1,465,893
BB&T Corp.	39,112	941,817
Regions Financial Corp.	114,100	829,507
First Marblehead Corp.*	97,760	228,758

Total Financials		18,915,669

Health Care - 8.8%
Celgene Corp.*	51,600	2,972,676
Abbott Laboratories	54,800	2,862,752
Hospira, Inc.*	44,100	2,514,141
Warner Chilcott plc — Class A	109,950	2,467,278
Aetna, Inc.	68,300	2,158,963
Covidien plc	33,800	1,358,422
Medco Health Solutions, Inc.*	14,800	770,488
Merck & Company, Inc.	17,762	653,819
Genzyme Corp.*	4,300	304,397

Total Health Care		16,062,936

Consumer Staples - 6.5%
PepsiCo, Inc.	41,820	2,778,521
Costco Wholesale Corp.	37,700	2,431,273
Wal-Mart Stores, Inc.[1]	43,600	2,333,472
CVS Caremark Corp.	57,600	1,812,672
Philip Morris International, Inc.	19,400	1,086,788
Altria Group, Inc.	34,500	828,690
Bunge Ltd.	9,700	573,852

Total Consumer Staples		11,845,268

Materials - 4.9%
Dow Chemical Co.	164,130	4,507,010
Air Products & Chemicals, Inc.	37,600	3,114,032
Bemis Company, Inc.	40,400	1,282,700

Total Materials		8,903,742

Utilities - 2.1%
Edison International	86,500	2,974,735
NRG Energy, Inc.*	41,500	864,030

Total Utilities		3,838,765

Telecommunication Services - 0.7%
Windstream Corp.	98,400	1,209,336

Total Common Stocks (Cost $168,650,864)		177,854,676

EXCHANGE TRADED FUND† - 0.8%
iShares Russell 1000 Value Index Fund	23,600	1,392,164

Total Exchange Traded Fund (Cost $1,355,150)		1,392,164

Total Investments - 97.8% (Cost $170,006,014)		$179,246,840

The accompanying notes are an integral part of the financial statements.	THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT	|	29

SCHEDULE OF INVESTMENTS (concluded) September 30, 2010	Rydex|SGI Equity Fund Large Cap Core Fund

	CONTRACTS	VALUE

OPTIONS WRITTEN† - 0.0%
Put Options on:
Wells Fargo & Co.
Expiring October 2010 with strike price of $27.00	120	$(23,400)

Total Options Written (Premiums received $36,067)		$(23,400)

Cash & Other Assets, Less Liabilities - 2.2%		4,123,049

Total Net Assets - 100.0%		$183,346,489

*	Non-income producing security.

†	Value determined based on Level 1 inputs — See Note 9.

[1]	Security is segregated as collateral for open written option contracts. plc — Public Limited Company
30	|	THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT	The accompanying notes are an integral part of the financial statements.

2

Rydex|SGI Equity Fund Large Cap Core Fund
STATEMENT OF ASSETS
AND LIABILITIES
September 30, 2010

Assets:
Investments, at value*	$179,246,840
Cash	4,127,612
Receivables:
Fund shares sold	2,517
Securities sold	125,067
Dividends	269,491
Prepaid expenses	23,646

Total assets	183,795,173

Liabilities:
Written options, at value**	23,400
Payable for:
Fund shares redeemed	110,160
Management fees	111,052
Custodian fees	475
Transfer agent/maintenance fees	14,607
Administration fees	14,124
Professional fees	32,295
12b-1 distribution plan fees	42,592
Directors’ fees	6,837
Other	93,142

Total liabilities	448,684

Net assets	$183,346,489

Net assets consist of:
Paid in capital	$208,285,539
Undistributed net investment income	505,424
Accumulated net realized loss on investments	(34,697,967)
Net unrealized appreciation on investments	9,253,493

Net assets	$183,346,489

A-Class:
Capital shares outstanding (unlimited number of shares authorized)	39,711,846
Net assets	$174,371,070
Net asset value and redemption price per share	$4.39

Maximum offering price per share (net asset value divided by 94.25%)	$4.66

B-Class:
Capital shares outstanding (unlimited number of shares authorized)	1,895,877
Net assets	$6,817,096
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$3.60

C-Class:
Capital shares outstanding (unlimited number of shares authorized)	554,827
Net assets	$2,158,323
Net asset value, offering and redemption
price per share (excluding any applicable contingent deferred sales charge)	$3.89

* Investments, at cost	$170,006,014
** Premiums received for written options	$36,067
STATEMENT OF
OPERATIONS
For the Year Ended September 30, 2010

Investment Income:
Dividends (net of foreign withholding tax of $426)	$3,292,270
Interest	2,381

Total investment income	3,294,651

Expenses:
Management fees	1,426,137
Transfer agent/maintenance fees	471,179
Administration fees	180,964
Custodian fees	7,332
Directors’ fees	18,264
Professional fees	38,759
Reports to shareholders	44,068
Registration fees	39,849
Other	9,205
12b-1 distribution fees - A-Class	449,349
12b-1 distribution fees - B-Class	81,823
12b-1 distribution fees - C-Class	22,298

Total expenses	2,789,227

Net investment income	505,424

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	6,562,544
Options written	83,799

Net realized gain	6,646,343

Net change in unrealized appreciation (depreciation) on:
Investments	8,010,716
Options written	12,667

Net change in unrealized appreciation (depreciation)	8,023,383

Net realized and unrealized gain	14,669,726

Net increase in net assets resulting from operations	$15,175,150

The accompanying notes are an integral part of the financial statements.	THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT	|	31

3

STATEMENTS OF CHANGES IN NET ASSETS	Rydex|SGI Equity Fund Large Cap Core Fund

	Year Ended	Year Ended
	September 30,	September 30,
	2010	2009

Increase (Decrease) In Net Assets From Operations:
Net investment income	$505,424	$392,434
Net realized gain (loss) on investments	6,646,343	(39,927,753)
Net change in unrealized appreciation (depreciation) on investments	8,023,383	25,674,075

Net increase (decrease) in net assets resulting from operations	15,175,150	(13,861,244)

Distributions to shareholders from:
Net investment income
A-Class	—	(392,434)
Return of capital
A-Class	—	(596,632)
B-Class	—	(33,423)
C-Class	—	(9,223)

Total distributions to shareholders	—	(1,031,712)

Capital share transactions:
Proceeds from sale of shares
A-Class	12,543,804	5,175,096
B-Class	2,379,823	913,069
C-Class	266,313	584,733
Distributions reinvested
A-Class	—	906,902
B-Class	—	32,949
C-Class	—	9,093
Cost of shares redeemed
A-Class	(27,969,578)	(22,903,493)
B-Class	(3,966,116)	(2,826,140)
C-Class	(514,992)	(1,012,475)

Net decrease from capital share transactions	(17,260,746)	(19,120,266)

Net decrease in net assets	(2,085,596)	(34,013,222)

Net assets:
Beginning of year	185,432,085	219,445,307

End of year	$183,346,489	$185,432,085

Undistributed net investment income at end of year	$505,424	$—

Capital share activity:
Shares sold
A-Class	2,947,547	1,556,038
B-Class	686,162	331,911
C-Class	70,248	194,316
Shares issued from reinvestment of distributions
A-Class	—	279,047
B-Class	—	12,204
C-Class	—	3,114
Shares redeemed
A-Class	(6,523,729)	(6,925,030)
B-Class	(1,118,493)	(1,023,385)
C-Class	(135,863)	(341,567)

Total capital share activity	(4,074,128)	(5,913,352)

32	|	THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT	The accompanying notes are an integral part of the financial statements.

4

FINANCIAL HIGHLIGHTS	Rydex|SGI Equity Fund Large Cap Core Fund
This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
A-Class	2010	2009	2008	2007	2006
Per Share Data
Net asset value, beginning of period	$4.05	$4.26	$6.84	$6.85	$6.58

Income (loss) from investment operations:
Net investment income (loss)[a]	0.01	0.01	0.01	—	(0.01)
Net gain (loss) on investments (realized and unrealized)	0.33	(0.20)	(1.61)	0.69	0.52

Total from investment operations	0.34	(0.19)	(1.60)	0.69	0.51

Less distributions from:
Net investment income	—	(0.01)	—	—	(0.04)
Net realized gains	—	—	(0.97)	(0.70)	(0.20)
Return of capital	—	(0.01)	(0.01)	—	—

Total distributions	—	(0.02)	(0.98)	(0.70)	(0.24)

Net asset value, end of period	$4.39	$4.05	$4.26	$6.84	$6.85

Total Return[b]	8.40%	(4.32% )	(26.12% )	10.33%	7.88%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$174,371	$175,404	$205,908	$322,850	$371,006

Ratios to average net assets:
Net investment income (loss)	0.31%	0.28%	0.15%	0.02%	(0.08% )
Total expenses	1.43%	1.49%	1.36%	1.34%	1.34%

Portfolio turnover rate	100%	69%	111% [c]	20%	34%

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	September 30,		September 30,	September 30,	September 30,	September 30,
B-Class	2010		2009	2008	2007	2006
Per Share Data
Net asset value, beginning of period	$3.34		$3.53	$5.89	$6.04	$5.83
Income (loss) from investment operations:
Net investment loss[a]	(0.02)		(0.01)	(0.03)	(0.04)	(0.05)
Net gain (loss) on investments (realized and unrealized)	0.28		(0.17)	(1.35)	0.59	0.46

Total from investment operations	0.26		(0.18)	(1.38)	0.55	0.41

Less distributions from:
Net realized gains	—		—	(0.97)	(0.70)	(0.20)
Return of capital	—		(0.01)	(0.01)	—	—

Total distributions	—		(0.01)	(0.98)	(0.70)	(0.20)

Net asset value, end of period	$3.60		$3.34	$3.53	$5.89	$6.04

Total Return[b]	7.78%		(4.96% )	(26.69% )	9.33%	7.16%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,817		$7,784	$10,621	$19,928	$27,842

Ratios to average net assets:
Net investment loss	(0.48%	)	(0.46% )	(0.61% )	(0.74% )	(0.83% )
Total expenses	2.17%		2.24%	2.11%	2.09%	2.09%

Portfolio turnover rate	100%		69%	111% [c]	20%	34%
The accompanying notes are an integral part of the financial statements.	THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT	|	33

5

FINANCIAL HIGHLIGHTS (concluded)	Rydex|SGI Equity Fund Large Cap Core Fund
This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	September 30,		September 30,	September 30,	September 30,	September 30,
C-Class	2010		2009	2008	2007	2006
Per Share Data
Net asset value, beginning of period	$3.62		$3.81	$6.28	$6.39	$6.16

Income (loss) from investment operations:
Net investment loss[a]	(0.02)		(0.01)	(0.03)	(0.05)	(0.05)
Net gain (loss) on investments (realized and unrealized)	0.29		(0.17)	(1.46)	0.64	0.48

Total from investment operations	0.27		(0.18)	(1.49)	0.59	0.43

Less distributions from:
Net realized gains	—		—	(0.97)	(0.70)	(0.20)
Return of capital	—		(0.01)	(0.01)	—	—

Total distributions	—		(0.01)	(0.98)	(0.70)	(0.20)

Net asset value, end of period	$3.89		$3.62	$3.81	$6.28	$6.39

Total Return[b]	7.46%		(4.60% )	(26.79% )	9.45%	7.10%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,158		$2,244	$2,915	$5,048	$5,794

Ratios to average net assets:
Net investment loss	(0.44%	)	(0.47% )	(0.60% )	(0.73% )	(0.83% )
Total expenses	2.18%		2.24%	2.11%	2.09%	2.09%

Portfolio turnover rate	100%		69%	111% [c]	20%	34%

[a]	Net investment income (loss) was computed using average shares outstanding throughout the period.

[b]	Total return information does not reflect deduction of any sales charges imposed at the time of purchase for A-Class shares or upon redemption for B-Class and C-Class shares.

[c]	Significant variation in the portfolio turnover rate is due to the Investment Manager’s appointment of new portfolio managers for the Fund.
34	|	THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT	The accompanying notes are an integral part of the financial statements.

6

MANAGERS’ COMMENTARY
September 30, 2010
Advised by:

To Our Shareholders:
For the fiscal year ended September 30, 2010, the Rydex|SGI Equity Fund-Global Fund underperformed its benchmark, the MSCI World Index, 5.52%1 to 6.76%, and its peer group return of 8.35%.
At the core of the investment management team’s philosophy is the idea that excess-return opportunities exist in global stock markets and can be identified and captured at the security level, regardless of country, region, or sector. Portfolio managers Scott Klimo and David Whittall lead the global equities team. In addition to the team’s extensive experience, competitive advantages include the execution of in-depth fundamental research using a proprietary database that provides a unique perspective of the world, a proprietary risk-management module and a well-defined and disciplined investment process.
Financials and Energy Top Performers
Holdings in the Financials and Energy sector contributed to positive performance due to superior stock selection.
The Financials sector was the largest in the portfolio, consisting of 18.3% of assets under management. DBS Group Holdings Ltd., a 1.8% weight, gained 13.5%, while Julius Baer Group AG, a 1.7% weight, was up 10.6%. Others in the sector that did well included BNP Paribas S.A., Goldman Sachs Group Inc., and Protective Life Corp.
Overall, Energy sector holdings in the portfolio gained 8.9%. Forest Oil Corp., a 1.6% weight, soared 51.8%. Hong Kong-based CNOOC Ltd., China’s largest producer of offshore crude oil and natural gas, was up 48.6% during the fiscal year. Other Energy companies contributing to performance included John Wood Group plc and Sunoco Inc.
From a regional perspective, all portfolio gains were propelled by companies in North America.
Consumer Discretionary and Materials Disappoint
The Fund was hurt by securities in the Consumer Discretionary sector, which held 12.5% of portfolio assets, due to poor stock selection. ITT Educational Services Inc., a 1.2% weight, was down 14.1%, while Mitsui & Co. Ltd. dropped 16.9%. Other holdings detracting from performance included Ubisoft Entertainment S.A., DeNA Co. Ltd., and Renault S.A.
In the Materials sector, Randgold Resources Ltd. was down 21.2%, while voestalpine AG and Mitsui Chemicals Inc. lost 16.2% and 15.3%, respectively.
On a regional basis, securities in the European and Asian territories were the largest drag on portfolio returns.
Market Outlook
At the end of 2009, our outlook focused on the prospects of economic recovery versus the possibility of double-dip recession. These days it seems to be the key economic debate with a line drawn between the Keynesians and the Austrians. The former often point to the U.S. in 1937, when a recovering economy was pushed back into recession as the Roosevelt administration reduced spending and raised taxes to bring the budget into balance. The latter present the Japanese model as a counter-argument, where years of government spending and an exploding debt load have done nothing to engender consistent growth. In the meantime, the labor market remains precarious as unemployment continues to hover around double-digits. In this environment, we continue to emphasize a focus on risk.

THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT	|	35

1

MANAGERS’ COMMENTARY (concluded)

We appreciate your confidence and trust. We will continue to seek out the best individual prospects from around the globe for the Fund.
Sincerely,
Scott Klimo, CFA, Portfolio Manager
David Whittall, Portfolio Manager

[1]	Performance figures are based on A-Class shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares. Investments in international securities entail greater risks than investment in domestic securities.

Performance displayed represents past performance which is no guarantee of future results. Of course, Fund performance is subject to daily market volatility and may be better or worse since the end of the last quarter. For up-to-date Fund performance, call us at 800.820.0888 or visit www.rydex-sgi.com.

MSCI World Index - a free float-adjusted market capitalization weighted Index that is designed to measure the equity market performance of developed markets. As of May 27, 2010 the MSCI World Index consisted of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

Rydex|SGI Funds are distributed by Rydex Distributors, LLC (RDL). Security Global InvestorsSM is the investment advisory arm of Security Benefit Corporation (Security Benefit). Security Global Investors consists of Security Global Investors, LLC, Security Investors, LLC and Rydex Investments. Rydex Investments is the primary business name for Rydex Advisors, LLC and Rydex Advisors II, LLC. Security Global Investors and RDL are affiliates and are subsidiaries of Security Benefit, which is wholly owned by Guggenheim SBC Holdings, LLC, a special purpose entity managed by Guggenheim Partners, LLC, a diversified financial services firm with more than $100 billion in assets under supervision.

Read each Fund’s prospectus and summary prospectus (if available) carefully before investing. It contains the Fund’s investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at www.rydex-sgi.com or call 800.820.0888.
36	|	THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT

2

PERFORMANCE SUMMARY September 30, 2010	Rydex|SGI Equity Fund Global Fund (Unaudited)
PERFORMANCE
$10,000 Over Ten Years
This chart assumes a $10,000 investment in A-Class shares of Global Fund on September 30, 2000, reflects deduction of the maximum front-end sales charge of 5.75% and assumes all dividends are reinvested. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. The MSCI World Index is an unmanaged capitalization weighted index that is designed to measure global developed market equity performance.

AVERAGE ANNUAL RETURNS PERIODS ENDED 9/30/10 (Inception 10/01/1993)
	1 YEAR	5 YEAR	10 YEAR
A-Class Shares	5.52%	0.74%	1.75%
A-Class Shares with sales charge	-0.57%	-0.45%	1.15%
B-Class Shares	5.75%	1.00%	1.60%
B-Class Shares with CDSC	0.75%	0.78%	1.60%
C-Class Shares	4.62%	-0.03%	0.97%
C-Class Shares with CDSC	3.62%	-0.03%	0.97%

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for A-Class shares or the CDSC of up to 5% for B-Class shares and 1% for C-Class shares, as applicable, except where noted. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of shares. Such figures would be lower if the maximum sales charge and any applicable taxes were deducted. Fee waivers and/or reimbursements reduced expenses of the Fund and in the absence of such waivers, the performance quoted would be reduced.

Portfolio Composition by Sector
Common Stocks
Consumer Discretionary	10.7%
Consumer Staples	5.4%
Energy	9.6%
Financials	14.5%
Health Care	11.0%
Industrials	12.8%
Information Technology	16.5%
Materials	8.3%
Telecommunication Services	6.2%
Utilities	2.1%
Short Term Investments	1.7%
Cash & Other Assets, Less Liabilities	1.2%
Total Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.	THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT	|	37

SCHEDULE OF INVESTMENTS September 30, 2010	Rydex|SGI Equity Fund Global Fund

	SHARES	VALUE

COMMON STOCKS† - 97.1%

Information Technology - 16.5%
Apple, Inc.*	13,369	$3,793,453
Hitachi Ltd.	750,000	3,279,033
Mastercard, Inc. — Class A	11,791	2,641,184
Software AG	16,180	1,954,527
Xerox Corp.	186,800	1,933,380
AOL, Inc.*	24,914	616,622
CoreLogic, Inc.	23,800	456,008

Total Information Technology		14,674,207

Financials - 14.5%
Julius Baer Group Ltd.	63,684	2,318,315
BNP Paribas	27,925	1,986,294
Standard Chartered plc	63,001	1,808,229
Sony Financial Holdings, Inc.	529	1,723,519
JPMorgan Chase & Co.	42,950	1,635,107
PNC Financial Services Group, Inc.	13,900	721,549
RenaissanceRe Holdings Ltd.	11,500	689,540
Fubon Financial Holding Company, Ltd.	534,000	658,045
PartnerRe Ltd.	8,000	641,440
Validus Holdings Ltd.	19,100	503,476
Hartford Financial Services Group, Inc.	20,100	461,295

Total Financials		13,146,809

Industrials - 12.8%
Deutsche Lufthansa AG*	104,821	1,927,209
Amada Company, Ltd.	270,000	1,849,913
Marubeni Corp.	324,000	1,831,802
Manitowoc Company, Inc.	64,400	779,884
JetBlue Airways Corp.*	114,400	765,336
East Japan Railway Co.	11,500	694,256
Central Japan Railway Co.	92	676,625
Alliant Techsystems, Inc.*	7,900	595,660
United Continental Holdings, Inc.*	24,500	578,935
Alaska Air Group, Inc.*	11,000	561,330
US Airways Group, Inc.*	54,600	505,050
Asiana Airlines	60,430	499,189

Total Industrials		11,265,189

Health Care - 11.0%
Express Scripts, Inc. — Class A*	70,412	3,429,064
Fresenius Medical Care AG & Co. KGaA	35,782	2,210,244
Endo Pharmaceuticals Holdings, Inc.*	22,198	737,862
Zimmer Holdings, Inc.*	13,800	722,154
Cephalon, Inc.*	10,700	668,108
Humana, Inc.*	12,200	612,928
AstraZeneca plc	12,031	611,425
CR Bard, Inc.	7,100	578,153
Kinetic Concepts, Inc.*	11,900	435,302

Total Health Care		10,005,240

	SHARES	VALUE

Consumer Discretionary - 10.7%
Rent-A-Center, Inc. — Class A	102,000	$2,282,760
Compass Group plc	247,124	2,059,529
Kingfisher plc	512,341	1,885,814
Wynn Macau Ltd.*	806,563	1,395,053
Gannett Company, Inc.	54,600	667,758
Tractor Supply Co.	12,400	491,784
Apollo Group, Inc. — Class A*	8,200	421,070
Pulte Group, Inc.*	31,600	276,816

Total Consumer Discretionary		9,480,584

Energy - 9.6%
Royal Dutch Shell plc — Class A	63,177	1,901,612
CNOOC Ltd.	944,087	1,830,036
Forest Oil Corp.*	58,473	1,736,648
Occidental Petroleum Corp.	20,270	1,587,141
Stone Energy Corp.*	35,200	518,496
Sunoco, Inc.	14,200	518,300
World Fuel Services Corp.	17,000	442,170

Total Energy		8,534,403

Materials - 8.3%
Osisko Mining Corp.*,1	168,200	2,394,917
Exxaro Resources Ltd.	110,438	1,908,092
Huntsman Corp.	59,900	692,444
Yamana Gold, Inc.	59,500	678,331
Newmont Mining Co.	10,300	646,943
Harmony Gold Mining Company Ltd.	55,383	619,906
Nippon Paper Group, Inc.	19,900	497,947

Total Materials		7,438,580

Telecommunication Services - 6.2%
Deutsche Telekom AG	136,984	1,874,203
MetroPCS Communications, Inc.*	149,900	1,567,954
Koninklijke KPN N.V.	97,249	1,504,247
Taiwan Mobile Company, Ltd.	253,000	522,995

Total Telecommunication Services		5,469,399

Consumer Staples - 5.4%
Marine Harvest ASA	2,111,285	1,840,037
Koninklijke Ahold N.V.	129,867	1,750,801
Archer-Daniels-Midland Co.	19,300	616,056
Empire Company Ltd. — Class A	9,426	504,418

Total Consumer Staples		4,711,312

Utilities - 2.1%
UGI Corp.	66,907	1,914,209

Total Common Stocks (Cost $78,811,968)		86,639,932

SHORT TERM INVESTMENT†† - 1.7%
State Street General Account U.S. Government Fund	1,544,883	1,544,883

Total Short Term Investment (Cost $1,544,883)		1,544,883

38	|	THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT	The accompanying notes are an integral part of the financial statements.

SCHEDULE OF INVESTMENTS (concluded) September 30, 2010	Rydex|SGI Equity Fund Global Fund

		VALUE

Total Investments - 98.8% (Cost $80,356,851)		$88,184,815

Cash & Other Assets, Less Liabilities - 1.2%		1,079,987

Total Net Assets - 100.0%		$89,264,802

INVESTMENT CONCENTRATION
At September 30, 2010, the investment diversification of the Fund was as follows:
COUNTRY	% OF NET ASSETS	VALUE

United States	43.9%	$39,153,796
Japan	11.8	10,553,095
Germany	8.9	7,966,183
United Kingdom	7.1	6,364,997
Netherlands	5.8	5,156,660
Canada	4.0	3,577,666
South Africa	2.8	2,527,998
Switzerland	2.6	2,318,315
France	2.2	1,986,294
Norway	2.1	1,840,037
Hong Kong	2.1	1,830,036
Bermuda	2.0	1,834,456
Macau	1.6	1,395,053
Taiwan, Province of China	1.3	1,181,040
Netherlands Antilles	0.6	499,189

Total Investments	98.8%	$88,184,815

*	Non-income producing security

†	Value determined based on Level 1 inputs — See Note 9.

††	Value determined based on Level 2 inputs — See Note 9.

[1]	Security is a PFIC (Passive Foreign Investment Company).

plc — Public Limited Company
The accompanying notes are an integral part of the financial statements.	THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT	|	39

Rydex|SGI Equity Fund Global Fund
STATEMENT OF ASSETS
AND LIABILITIES
September 30, 2010

Assets:
Investments, at value*	$88,184,815
Cash denominated in a foreign currency,
at value**	13,051
Receivables:
Fund shares sold	14,322
Securities sold	2,229,570
Dividends	267,411
Foreign taxes recoverable	50,633
Prepaid expenses	24,582

Total assets	90,784,384

Liabilities:
Payable for:
Securities purchased	1,273,692
Fund shares redeemed	58,982
Management fees	74,190
Custodian fees	16,051
Transfer agent/maintenance fees	5,288
Administration fees	11,129
Professional fees	23,522
12b-1 distribution plan fees	19,727
Directors’ fees	5,823
Other	31,178

Total liabilities	1,519,582

Net assets	$89,264,802

Net assets consist of:
Paid in capital	$124,725,451
Accumulated net investment loss	(426,190)
Accumulated net realized loss on investments	(42,868,037)
Net unrealized appreciation on investments	7,833,578

Net assets	$89,264,802

A-Class:
Capital shares outstanding
(unlimited number of shares authorized)	7,432,541
Net assets	$78,201,314
Net asset value and redemption price per share	$10.52

Maximum offering price per share (net asset value divided by 94.25%)	$11.16

B-Class:
Capital shares outstanding
(unlimited number of shares authorized)	736,617
Net assets	$6,768,582
Net asset value, offering and redemption
price per share (excluding any applicable contingent deferred sales charge)	$9.19

C-Class:
Capital shares outstanding
(unlimited number of shares authorized)	473,896
Net assets	$4,294,906
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$9.06

* Investments, at cost	$80,356,851
** Cash denominated in a foreign currency, at cost	7,437
STATEMENT OF
OPERATIONS
For the Year Ended September 30, 2010

Investment Income:
Dividends (net of foreign withholding tax of $146,511)	$2,073,089
Interest	63

Total investment income	2,073,152

Expenses:
Management fees	986,496
Transfer agent/maintenance fees	252,325
Administration fees	151,213
Custodian fees	61,033
Directors’ fees	11,499
Professional fees	40,187
Reports to shareholders	20,001
Registration fees	42,009
Other	26,807
12b-1 distribution fees - A-Class	213,352
12b-1 distribution fees - C-Class	45,079

Total expenses	1,850,001

Net investment income	223,151

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	12,134,326
Foreign currency transactions	(340,574)

Net realized gain	11,793,752

Net change in unrealized appreciation
(depreciation) on:
Investments	(6,395,158)
Translation of assets and liabilities in foreign currencies	(3,309)

Net change in unrealized appreciation (depreciation)	(6,398,467)

Net realized and unrealized gain	5,395,285

Net increase in net assets resulting from operations	$5,618,436

40	|	THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT	The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS	Rydex|SGI Equity Fund Global Fund

	Year Ended	Year Ended
	September 30,	September 30,
	2010	2009

Increase (Decrease) In Net Assets From Operations:
Net investment income	$223,151	$588,726
Net realized gain (loss) on investments	11,793,752	(32,306,831)
Net change in unrealized appreciation (depreciation) on investments	(6,398,467)	30,228,428

Net increase (decrease) in net assets resulting from operations	5,618,436	(1,489,677)

Distributions to shareholders from:
Net investment income A-Class	—	(163,957)
B-Class	—	(75,171)
Return of capital A-Class	—	(535,384)
B-Class	—	(101,453)
C-Class	—	(46,236)

Total distributions to shareholders	—	(922,201)

Capital share transactions:
Proceeds from sale of shares A-Class	20,592,616	34,945,358
B-Class	826,631	2,542,896
C-Class	439,496	988,149
Distributions reinvested
A-Class	—	692,086
B-Class	—	175,483
C-Class	—	45,624
Cost of shares redeemed A-Class	(44,556,043)	(26,643,873)
B-Class	(5,667,547)	(5,753,043)
C-Class	(1,186,786)	(3,334,066)

Net increase (decrease) from capital share transactions	(29,551,633)	3,658,614

Net increase (decrease) in net assets	(23,933,197)	1,246,736

Net assets:
Beginning of year	113,197,999	111,951,263

End of year	$89,264,802	$113,197,999

Accumulated net investment loss at end of year	$(426,190)	$(308,767)

Capital share activity:
Shares sold
A-Class	2,066,878	4,245,498
B-Class	93,747	355,824
C-Class	50,022	136,231
Shares issued from reinvestment of distributions
A-Class	—	84,093
B-Class	—	24,543
C-Class	—	6,354
Shares redeemed
A-Class	(4,379,932)	(3,160,197)
B-Class	(640,990)	(787,666)
C-Class	(135,076)	(453,603)

Total capital share activity	(2,945,351)	451,077

The accompanying notes are an integral part of the financial statements.	THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT	|	41

FINANCIAL HIGHLIGHTS	Rydex|SGI Equity Fund Global Fund
This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	September 30,	September 30,	September 30,	September 30,		September 30,
A-Class	2010	2009	2008	2007	[a]	2006
Per Share Data
Net asset value, beginning of period	$9.97	$10.35	$20.69	$19.65		$17.47

Income (loss) from investment operations:
Net investment income (loss)[b]	0.02	0.05	0.05	0.06		(0.03)
Net gain (loss) on investments (realized and unrealized)	0.53	(0.35)	(3.63)	3.60		2.21

Total from investment operations	0.55	(0.30)	(3.58)	3.66		2.18

Less distributions from:
Net investment income	—	(0.02)	(0.04)	—		—
Net realized gains	—	—	(6.72)	(2.62)		—
Return of capital	—	(0.06)	—	—		—

Total distributions	—	(0.08)	(6.76)	(2.62)		—

Net asset value, end of period	$10.52	$9.97	$10.35	$20.69		$19.65

Total Return[c]	5.52%	(2.71% )	(25.16% )	20.07%		12.48%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$78,201	$97,205	$88,782	$145,158		$119,176

Ratios to average net assets:
Net investment income (loss)	0.24%	0.63%	0.33%	0.29%		(0.17%	)
Total expenses	1.86%	1.89%	1.73%	1.69%		1.75%

Portfolio turnover rate	288%	368%	280% [d]	162%	[d]	28%

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	September 30,	September 30,	September 30,	September 30,		September 30,
B-Class	2010	2009	2008	2007	[a]	2006
Per Share Data
Net asset value, beginning of period	$8.69	$9.05	$18.96	$18.17		$16.12

Income (loss) from investment operations:
Net investment income[b]	0.04	0.07	0.07	0.09		0.02
Net gain (loss) on investments (realized and unrealized)	0.46	(0.32)	(3.17)	3.32		2.03

Total from investment operations	0.50	(0.25)	(3.10)	3.41		2.05

Less distributions from:
Net investment income	—	(0.04)	(0.09)	—		—
Net realized gains	—	—	(6.72)	(2.62)		—
Return of capital	—	(0.07)	—	—		—

Total distributions	—	(0.11)	(6.81)	(2.62)		—

Net asset value, end of period	$9.19	$8.69	$9.05	$18.96		$18.17

Total Return[c]	5.75%	(2.45% )	(24.91% )	20.36%		12.72%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,769	$11,155	$15,303	$29,659		$27,494

Ratios to average net assets:
Net investment income	0.45%	0.90%	0.55%	0.50%		0.11%
Total expenses	1.61%	1.65%	1.48%	1.44%		1.50%

Portfolio turnover rate	288%	368%	280% [d]	162%	[d]	28%
42	|	THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT	The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS (concluded)	Rydex|SGI Equity Fund Global Fund
This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended		Year Ended	Year Ended	Year Ended		Year Ended
	September 30,		September 30,	September 30,	September 30,		September 30,
C-Class	2010		2009	2008	2007	[a]	2006
Per Share Data
Net asset value, beginning of period	$8.66		$9.04	$19.00	$18.37		$16.46

Income (loss) from investment operations:
Net investment loss[b]	(0.04)		(0.01)	(0.05)	(0.09)		(0.15)
Net gain (loss) on investments (realized and unrealized)	0.44		(0.31)	(3.18)	3.34		2.06

Total from investment operations	0.40		(0.32)	(3.23)	3.25		1.91

Less distributions from:
Net realized gains	—		—	(6.73)	(2.62)		—
Return of capital	—		(0.06)	—	—		—

Total distributions	—		(0.06)	(6.73)	(2.62)		—

Net asset value, end of period	$9.06		$8.66	$9.04	$19.00		$18.37

Total Return[c]	4.62%		(3.39% )	(25.69% )	19.14%		11.60%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,295		$4,838	$7,866	$12,449		$10,361

Ratios to average net assets:
Net investment loss	(0.50%	)	(0.11% )	(0.44% )	(0.48%	)	(0.87%	)
Total expenses	2.62%		2.65%	2.49%	2.44%		2.51%

Portfolio turnover rate	288%		368%	280% [d]	162%	[d]	28%

[a]	Security Global Investors, LLC (SGI) became the sub-advisor of the Global Fund effective August 1, 2007. Prior to August 1, 2007, Oppenheimer sub-advised the Fund.

[b]	Net investment income (loss) was computed using average shares outstanding throughout the period.

[c]	Total return information does not reflect deduction of any sales charges imposed at the time of purchase for A-Class shares or upon redemption for B-Class and C-Class shares.

[d]	Significant variation in the portfolio turnover rate is due to the re-alignment of the Fund’s portfolio following the appointment of SGI as sub-advisor.

The accompanying notes are an integral part of the financial statements.	THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT	|	43

MANAGERS’ COMMENTARY September 30, 2010
Advised by:

To Our Shareholders:
For the fiscal year ended September 30, 2010, the Rydex|SGI Equity Fund–Global Institutional Fund underperformed its benchmark, the MSCI World Index, 6.61%1 to 6.76%.
At the core of the investment management team’s philosophy is the idea that excess-return opportunities exist in global stock markets and can be identified and captured at the security level, regardless of country, region, or sector. Portfolio Managers Scott Klimo and David Whittall lead the global equities team. In addition to the team’s extensive experience, competitive advantages include the execution of in-depth fundamental research using a proprietary database that provides a unique perspective of the world, a proprietary risk-management module, and a well-defined and disciplined investment process.
Financials and Energy Top Performers
Holdings in the Financials and Energy sector contributed to positive performance due to superior stock selection.
The Financials sector was the largest in the portfolio, consisting of 18.4% of assets under management. DBS Group Holdings Ltd., a 1.8% weight, gained 13.5%, while Julius Baer Group AG, a 1.7% weight, was up 10.6%. Others in the sector that did well included BNP Paribas S.A., Goldman Sachs Group Inc., and Protective Life Corp.
Overall, Energy sector holdings in the portfolio gained 9.1%. Forest Oil Corp., a 1.7% weight, soared 51.8%. Hong Kong-based CNOOC Ltd., China’s largest producer of offshore crude oil and natural gas, was up 48.6% during the fiscal year. Other Energy companies contributing to performance included John Wood Group plc and Sunoco Inc.
From a regional perspective, all portfolio gains were propelled by companies in North America.
Consumer Discretionary and Materials Disappoint
The Fund was hurt by securities in the Consumer Discretionary sector, which held 12.6% of portfolio assets, due to poor stock selection. ITT Educational Services Inc., a 1.2% weight, was down 14.1%, while Mitsui & Co. Ltd. dropped 16.9%. Other holdings detracting from performance included Ubisoft Entertainment S.A., DeNA Co. Ltd., and Renault S.A.
In the Materials sector, Randgold Resources Ltd. was down 21.2%, while voestalpine AG and Mitsui Chemicals Inc. lost 16.2% and 15.3%, respectively.
On a regional basis, securities in the European and Asian territories were the largest drag on portfolio returns.
Market Outlook
At the end of 2009, our outlook focused on the prospects of economic recovery versus the possibility of double-dip recession. These days it seems to be the key economic debate with a line drawn between the Keynesians and the Austrians. The former often point to the U.S. in 1937 when a recovering economy was pushed back into recession as the Roosevelt administration reduced spending and raised taxes to bring the budget into balance. The latter present the Japanese model as a counter-argument, where years of government spending and an exploding debt load have done nothing to engender consistent growth. In the meantime, the labor market remains precarious as unemployment continues to hover around double-digits. In this environment, we continue to emphasize a focus on risk.
We appreciate your confidence and trust. We will continue to seek out the best individual prospects from around the globe for the Fund.
Sincerely,
Scott Klimo, CFA, Portfolio Manager
David Whittall, Portfolio Manager
44	|	THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (concluded)

[1]	Fee waivers and/or reimbursements reduce Fund expenses and in the absence of such waivers, the performance quoted would be reduced. Investments in international securities entail greater risks than investment in domestic securities.

Performance displayed represents past performance which is no guarantee of future results. Of course, Fund performance is subject to daily market volatility and may be better or worse since the end of the last quarter. For up-to-date Fund performance, call us at 800.820.0888 or visit www.rydex-sgi.com.

MSCI World Index – a free float-adjusted market capitalization weighted Index that is designed to measure the equity market performance of developed markets. As of May 27, 2010 the MSCI World Index consisted of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

Rydex|SGI Funds are distributed by Rydex Distributors, LLC (RDL). Security Global InvestorsSM is the investment advisory arm of Security Benefit Corporation (Security Benefit). Security Global Investors consists of Security Global Investors, LLC, Security Investors, LLC and Rydex Investments. Rydex Investments is the primary business name for Rydex Advisors, LLC and Rydex Advisors II, LLC. Security Global Investors and RDL are affiliates and are subsidiaries of Security Benefit, which is wholly owned by Guggenheim SBC Holdings, LLC, a special purpose entity managed by Guggenheim Partners, LLC, a diversified financial services firm with more than $100 billion in assets under supervision.

Read each Fund’s prospectus and summary prospectus (if available) carefully before investing. It contains the Fund’s investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at www.rydex-sgi.com or call 800.820.0888.
THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT	|	45

PERFORMANCE SUMMARY September 30, 2010	Rydex|SGI Equity Fund Global Institutional Fund (Unaudited)
PERFORMANCE
$10,000 Since Inception
This chart assumes a $10,000 investment in shares of Global Institutional Fund on July 11, 2008 (date of inception), reflects the fees and expenses of the Fund and assumes all dividends are reinvested. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. The MSCI World Index is an unmanaged capitalization weighted index that is designed to measure global developed market equity performance.

AVERAGE ANNUAL RETURNS
PERIODS ENDED 9/30/10
		SINCE
		INCEPTION
	1 YEAR	(07/11/08)

Global Institutional Fund	6.61%	-3.87%

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of shares. Such figures would be lower if any applicable taxes were deducted. Fee waivers and/or reimbursements reduced expenses of the Fund and in the absence of such waivers, the performance quoted would be reduced.

Portfolio Composition by Sector

Common Stocks
Consumer Discretionary	10.5%
Consumer Staples	5.4%
Energy	9.5%
Financials	14.5%
Health Care	11.0%
Industrials	12.4%
Information Technology	16.7%
Materials	8.2%
Telecommunication Services	6.2%
Utilities	2.2%
Short Term Investments	1.2%
Cash & Other Assets,
Less Liabilities	2.2%

Total Net Assets	100.0%

46	|	THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT	The accompanying notes are an integral part of the financial statements.

SCHEDULE OF INVESTMENTS September 30, 2010	Rydex|SGI Equity Fund Global Institutional Fund

	Shares	Value

COMMON STOCKS† - 96.6%

Information Technology - 16.7%
Apple, Inc.*	583	$165,425
Hitachi Ltd.	32,800	143,402
Mastercard, Inc. — Class A	513	114,912
Software AG	702	84,801
Xerox Corp.	8,000	82,800
AOL, Inc.*	1,082	26,780
CoreLogic, Inc.	1,000	19,160

Total Information Technology		637,280

Financials - 14.5%
Julius Baer Group Ltd.	2,747	100,000
BNP Paribas	1,210	86,067
Standard Chartered plc	2,722	78,126
Sony Financial Holdings, Inc.	23	74,936
JPMorgan Chase & Co.	1,850	70,430
PNC Financial Services Group, Inc.	600	31,146
RenaissanceRe Holdings Ltd.	500	29,980
Fubon Financial Holding Company, Ltd.	23,000	28,343
PartnerRe Ltd.	350	28,063
Validus Holdings Ltd.	800	21,088
Hartford Financial Services Group, Inc.	900	20,655

Total Financials		568,834

Industrials - 12.4%
Deutsche Lufthansa AG	4,541	83,490
Marubeni Corp.	14,000	79,152
Amada Company, Ltd.	11,000	75,367
Manitowoc Company, Inc.	2,800	33,908
JetBlue Airways Corp.*	4,900	32,781
East Japan Railway Co.	500	30,186
Central Japan Railway Co.	4	29,418
United Continental Holdings, Inc.*	1,100	25,993
Alaska Air Group, Inc.*	500	25,515
Alliant Techsystems, Inc.*	300	22,620
US Airways Group, Inc.*	2,400	22,200
Asiana Airlines	2,610	21,560

Total Industrials		482,190

Health Care - 11.0%
Express Scripts, Inc. — Class A*	3,057	148,875
Fresenius Medical Care AG & Co. KGaA	1,552	95,866
Endo Pharmaceuticals Holdings, Inc.*	979	32,542
Zimmer Holdings, Inc.*	600	31,398
Cephalon, Inc.*	465	29,035
AstraZeneca plc	538	27,342
Humana, Inc.*	500	25,120
CR Bard, Inc.	300	24,429
Kinetic Concepts, Inc.*	500	18,290

Total Health Care		432,897

	Shares	Value

Consumer Discretionary - 10.5%
Rent-A-Center, Inc. — Class A	4,360	$97,577
Compass Group plc	10,724	89,373
Kingfisher plc	22,198	81,706
Wynn Macau Ltd.*	35,019	60,570
Gannett Company, Inc.	2,400	29,352
Tractor Supply Co.	520	20,623
Apollo Group, Inc. — Class A*	335	17,202
Pulte Group, Inc.*	1,400	12,264

Total Consumer Discretionary		408,667

Energy - 9.5%
Royal Dutch Shell plc — Class A	2,738	82,413
CNOOC Ltd.	41,601	80,640
Forest Oil Corp.*	2,541	75,468
Occidental Petroleum Corp.	879	68,826
Stone Energy Corp.*	1,500	22,095
Sunoco, Inc.	600	21,900
World Fuel Services Corp.	690	17,947

Total Energy		369,289

Materials - 8.2%
Osisko Mining Corp.*,1	7,300	103,941
Exxaro Resources Ltd.	4,744	81,964
Huntsman Corp.	2,600	30,056
Yamana Gold, Inc.	2,600	29,641
Harmony Gold Mining Company Ltd.	2,393	26,785
Newmont Mining Co.	400	25,124
Nippon Paper Group, Inc.	900	22,520

Total Materials		320,031

Telecommunication Services - 6.2%
Deutsche Telekom AG	5,920	80,997
MetroPCS Communications, Inc.*	6,500	67,990
Koninklijke KPN N.V.	4,173	64,548
Taiwan Mobile Company, Ltd.	11,000	22,739

Total Telecommunication Services		236,274

Consumer Staples - 5.4%
Marine Harvest ASA	91,677	79,899
Koninklijke Ahold N.V.	5,633	75,941
Archer-Daniels-Midland Co.	840	26,813
Empire Company Ltd. — Class A	420	22,476

Total Consumer Staples		205,129

Utilities - 2.2%
UGI Corp.	2,931	83,856

Total Common Stocks
(Cost $3,397,865)		3,744,447

SHORT TERM INVESTMENT†† - 1.2%
State Street General Account
U.S. Government Fund	46,379	46,379

Total Short Term Investment
(Cost $46,379)		46,379

The accompanying notes are an integral part of the financial statements.	THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT	|	47

SCHEDULE OF INVESTMENTS (concluded) September 30, 2010	Rydex|SGI Equity Fund Global Institutional Fund

		Value

Total Investments - 97.8%
(Cost $3,444,244)		$3,790,826

Cash & Other Assets,
Less Liabilities - 2.2%		83,742

Total Net Assets - 100.0%		$3,874,568

INVESTMENT CONCENTRATION At September 30, 2010, the investment diversification of the Fund was as follows:
	% of Net
Country	Assets	Value

United States	43.0%	$1,667,486
Japan	11.7	454,981
Germany	8.9	345,154
United Kingdom	7.1	276,547
Netherlands	5.8	222,902
Canada	4.0	156,058
South Africa	2.8	108,749
Switzerland	2.6	100,000
France	2.2	86,067
Hong Kong	2.1	80,640
Norway	2.1	79,899
Bermuda	2.0	79,131
Macau	1.6	60,570
Taiwan, Province of China	1.3	51,082
Netherlands Antilles	0.6	21,560

Total Investments	97.8%	$3,790,826

*	Non-income producing security

†	Value determined based on Level 1 inputs — See Note 9.

††	Value determined based on Level 2 inputs — See Note 9.

[1]	Security is a PFIC (Passive Foreign Investment Company).

plc — Public Limited Company
48	|	THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT	The accompanying notes are an integral part of the financial statements.

Rydex|SGI Equity Fund Global Institutional Fund
STATEMENT OF ASSETS
AND LIABILITIES
September 30, 2010

Assets:
Investments, at value*	$3,790,826
Cash denominated in a foreign currency,
at value**	81,672
Receivables:
Securities sold	81,701
Dividends	11,635
Due from Security Investors	12,897
Foreign taxes recoverable	3,015
Prepaid expenses	9,050

Total assets	3,990,796

Liabilities:
Cash overdraft	81,458
Payable for:
Fund shares redeemed	144
Management fees	3,144
Administration fees	472
Transfer agent/maintenance fees	3,091
Custodian fees	12,958
Directors’ fees	293
Professional fees	7,377
Other	7,291

Total liabilities	116,228

Net assets	$3,874,568

Net assets consist of:
Paid in capital	$5,367,723
Distributions in excess of net investment income	(22,349)
Accumulated net realized loss on investments	(1,817,701)
Net unrealized appreciation on investments	346,895

Net assets	$3,874,568

Capital shares authorized	unlimited
Capital shares outstanding	433,948
Net asset value per share (net assets
divided by shares outstanding)	$8.93

* Investments, at cost	$3,444,244
** Cash denominated in a foreign currency, at cost	81,359
STATEMENT OF
OPERATIONS
For the Year Ended September 30, 2010

Investment Income:
Dividends (net of foreign withholding tax $6,556)	$91,209

Total investment income	91,209

Expenses:
Management fees	42,753
Administration fees	22,570
Transfer agent/maintenance fees	17,936
Custodian fees	30,283
Directors’ fees	471
Professional fees	8,737
Reports to shareholders	4,349
Registration fees	14,241
Other	1,663

Total expenses	143,003
Reimbursement of expenses	(100,250)

Net expenses	42,753

Net investment income	48,456

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	482,593
Foreign currency transactions	(15,254)

Net realized gain	467,339

Net change in unrealized appreciation
(depreciation) on:
Investments	(256,256)
Translation of assets and liabilities in
foreign currencies	211

Net change in unrealized appreciation (depreciation)	(256,045)

Net realized and unrealized gain	211,294

Net increase in net assets resulting from operations	$259,750

The accompanying notes are an integral part of the financial statements.	THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT	|	49

STATEMENTS OF CHANGES IN NET ASSETS	Rydex|SGI Equity Fund Global Institutional Fund

	Year Ended	Year Ended
	September 30,	September 30,
	2010	2009

Increase (Decrease) In Net Assets From Operations:
Net investment income	$48,456	$77,330
Net realized gain (loss) on investments	467,339	(1,936,023)
Net change in unrealized appreciation (depreciation) on investments	(256,045)	1,376,356

Net increase (decrease) in net assets resulting from operations	259,750	(482,337)

Distributions to shareholders from:
Net investment income	(97,135)	(21,309)

Total distributions to shareholders	(97,135)	(21,309)

Capital share transactions:
Proceeds from sale of shares	592,280	1,489,252
Dividends reinvested	97,135	20,899
Cost of shares redeemed	(1,887,824)	(3,478,142)

Net decrease from capital share transactions	(1,198,409)	(1,967,991)

Net decrease in net assets	(1,035,794)	(2,471,637)

Net assets:
Beginning of year	4,910,362	7,381,999

End of year	$3,874,568	$4,910,362

Undistributed (distributions in excess of) net investment income at end of year	$(22,349)	$41,584

Capital share activity:
Shares sold	69,226	214,539
Shares issued from reinvestment of distributions	11,468	2,998
Shares redeemed	(220,651)	(495,421)

Total capital share activity	(139,957)	(277,884)

50	|	THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT	The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS	Rydex|SGI Equity Fund Global Institutional Fund
This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Period Ended
	September 30,	September 30,	September 30,
	2010	2009	2008	[a]
Per Share Data
Net asset value, beginning of period	$8.56	$8.67	$10.00

Income (loss) from investment operations:
Net investment income[b]	0.10	0.17	0.02
Net gain (loss) on investments (realized and unrealized)	0.46	(0.25)	(1.35)

Total from investment operations	0.56	(0.08)	(1.33)

Less distributions from:
Net investment income	(0.19)	(0.03)	—

Total distributions	(0.19)	(0.03)	—

Net asset value, end of period	$8.93	$8.56	$ 8.67

Total Return	6.61%	(0.90% )	(13.30%	)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,875	$4,910	$7,382

Ratios to average net assets:
Net investment income	1.13%	2.34%	0.87%
Total expenses[c]	3.34%	2.76%	1.97%
Net expenses[d]	1.00%	1.15%	1.15%

Portfolio turnover rate	295%	379%	325%

[a]	The Global Institutional Fund was initially capitalized on July 11, 2008 with a net asset value of $10 per share. Percentage amounts for the period, except total return, have been annualized.

[b]	Net investment income was computed using average shares outstanding throughout the period.

[c]	Total expense information reflects the expense ratios absent expense reductions by the Investment Manager, as applicable.

[d]	Net expense information reflects the expense ratios after voluntary expense waivers and reimbursements, as applicable.

The accompanying notes are an integral part of the financial statements.	THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT	|	51

MANAGER’S COMMENTARY
September 30, 2010

Advised by:

To Our Shareholders:
For the fiscal year ended September 30, 2010, the Rydex|SGI Equity Fund–Mid Cap Value Fund gained 11.32%1, lagging the 14.74% return of the Fund’s benchmark, the Russell 2500® Value Index, and the 14.59% median return of the peer group.
Our approach with the Mid Cap Value strategy is to seek companies that can increase shareholders’ return on capital. We hold such companies over three to five years to capture long-term improvements in profitability.
The investment process is fundamentally driven and quantitatively aided. We use proprietary screens to identify potential companies for investment and then perform rigorous fundamental analysis to identify the best ideas. Through this fundamental research, we determine an estimate of intrinsic value and thus a valuation target for each idea. We construct the portfolios based on the level of conviction generated by this bottom-up analysis and the upside/downside profile associated with each company.
Industrials, Consumer Discretionary, and Financials Top Performers
Superior stock selection in the Industrials, Consumer Discretionary, and Financials sectors outperformed its benchmark holdings in those sectors during the fiscal year ended September 30, 2010.
The Fund had a large overweight position in the Industrials sector, 20.1% to 12.1%, while outperforming the Index 22.0% to 14.9%. Power-One Inc., a 2.2% weight, soared 366.2%. GeoEye Inc. and Insituform Technologies Inc. (Cl A), both solid portfolio weights, gained 51.0% and 26.5%, respectively.
Similarly, the Fund’s Consumer Discretionary sector outperformed the Index 28.4% to 18.5%. Leaders for the portfolio were Maidenform Brands Inc. and Cabela’s Inc., up 79.6% and 42.3%, respectively.
Other portfolio positions that performed well included Penn National Gaming Inc., Burger King Holdings Inc., and Brown Shoe Co. Inc.
In addition to outperforming the Index, the portfolio’s Financials sector benefited from a large underweight position, 14.6% to 31.9%. Euronet Worldwide Inc. increased 38.4% while American Financial Group gained 22.3%.
Energy and Information Technology
Disappoint
The Fund was battered by poor security selection in the Energy and Information Technology sectors. The Energy sector lost 17.0% versus a 14.6% gain for the Index, a spread of nearly 32%. Likewise, the Fund’s Information Technology holdings were down 7.5% against a gain of 8.0% for the Index, a 15.0% difference.
Global Industries Ltd., a 2.3% weight, dropped 42.4% during the period. Goodrich Petroleum Corp. lost 43.6% while Petrohawk Energy Corp. declined 33.3%. Other Energy companies hurting the portfolio included Evergreen Energy Inc. and Valero Energy Corp.
Information Technology company Computer Sciences Corp., a 3.3% weight, was down 12.2% over the 12 months. Maxwell Technologies Inc., a 1.9% weight, lost 20.7%, while Satyam Computer Services Ltd. plunged 40.9%. Other holdings detrimental to the portfolio included IXYS Corp., FEI Co., and EFJohnson Technologies Inc.
Other disappointing sectors for the Fund were Health Care and Materials.
Market Outlook
In challenging times, our core philosophy and disciplined process become paramount. We continue to use a rigorous fundamental research process to identify strong companies from a risk perspective, companies that can provide earnings sustainability and generate excess cash.

52	|	THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT

MANAGER’S COMMENTARY (concluded)

Regardless of the economic environment, we continue to focus on identifying companies that are generating sufficient or increasing returns on invested capital with attractive risk/reward characteristics.
On behalf of Security Global Investors, I would like to thank you for trusting your investments and goals with us. As always, we continue to do our best to seek the potential available in small and mid capitalization companies.
Sincerely,
James P. Schier, CFA, Portfolio Manager

[1]	Performance figures are based on A-Class shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares.

Performance displayed represents past performance which is no guarantee of future results. Of course, Fund performance is subject to daily market volatility and may be better or worse since the end of the last quarter. For up-to-date Fund performance, call us at 800.820.0888 or visit www.rydex-sgi.com.

Russell 2500® Value Index – measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

Rydex|SGI Funds are distributed by Rydex Distributors, LLC (RDL). Security Global InvestorsSM is the investment advisory arm of Security Benefit Corporation (Security Benefit). Security Global Investors consists of Security Global Investors, LLC, Security Investors, LLC and Rydex Investments. Rydex Investments is the primary business name for Rydex Advisors, LLC and Rydex Advisors II, LLC. Security Global Investors and RDL are affiliates and are subsidiaries of Security Benefit, which is wholly owned by Guggenheim SBC Holdings, LLC, a special purpose entity managed by Guggenheim Partners, LLC, a diversified financial services firm with more than $100 billion in assets under supervision.

Read each Fund’s prospectus and summary prospectus (if available) carefully before investing. It contains the Fund’s investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at www.rydex-sgi.com or call 800.820.0888.
THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT	|	53

PERFORMANCE SUMMARY September 30, 2010	Rydex|SGI Equity Fund Mid Cap Value Fund (Unaudited)
PERFORMANCE
$10,000 Over Ten Years
This chart assumes a $10,000 investment in A-Class shares of Mid Cap Value Fund on September 30, 2000, reflects deduction of the maximum front-end sales charge of 5.75% and assumes all dividends are reinvested. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. The Russell 2500® Value Index is an unmanaged index that measures the performance of securities of small-to-mid cap U.S. companies with greater-than-average value orientation.

AVERAGE ANNUAL RETURNS
PERIODS ENDED 9/30/10
(Inception 5/01/1997)
	1 YEAR	5 YEAR	10 YEAR
A-Class Shares	11.32%	5.57%	10.71%
A-Class Shares with sales charge	4.93%	4.32%	10.06%
B-Class Shares	10.49%	4.79%	9.99%
B-Class Shares with CDSC	5.49%	4.54%	9.99%
C-Class Shares	10.48%	4.78%	9.84%
C-Class Shares with CDSC	9.48%	4.78%	9.84%
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for A-Class shares or the CDSC of up to 5% for B-Class shares and 1% for C-Class shares, as applicable, except where noted. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of shares. Such figures would be lower if the maximum sales charge and any applicable taxes were deducted.

Portfolio Composition by Sector

Common Stocks
Consumer Discretionary	11.0%
Consumer Staples	5.7%
Energy	9.9%
Financials	14.7%
Health Care	4.1%
Industrials	17.8%
Information Technology	12.2%
Materials	6.5%
Utilities	11.6%
Exchange Traded Funds	1.7%
Convertible Preferred Stock	0.1%
Warrants	0.1%
Convertible Bonds	0.7%
Repurchase Agreement	4.5%
Options Written	(0.1)%
Liabilities, Less Cash &
Other Assets	(0.5)%

Total Net Assets	100.0%

54	|	THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT	The accompanying notes are an integral part of the financial statements.

SCHEDULE OF INVESTMENTS September 30, 2010	Rydex|SGI Equity Fund Mid Cap Value Fund

	SHARES	VALUE

COMMON STOCKS† - 93.5%

Industrials - 17.8%
GeoEye, Inc.*	844,500	$34,185,360
Covanta Holdings Corp.	1,623,940	25,577,055
Quanta Services, Inc.*	1,032,600	19,702,007
Insituform Technologies, Inc. — Class A*	794,000	19,198,920
Administaff, Inc.	612,097	16,483,772
General Cable Corp.*	565,900	15,347,208
Orbital Sciences Corp.*	986,080	15,087,024
Navigant Consulting, Inc.*	1,177,500	13,694,325
URS Corp.*	338,300	12,848,634
ICF International, Inc.*	426,700	10,697,369
Force Protection, Inc.*	2,043,525	10,299,366
Babcock & Wilcox Co.*	460,650	9,802,632
Saia, Inc.*	551,770	8,237,926
Trex Company, Inc.*	359,900	6,863,293
FTI Consulting, Inc.*	137,496	4,769,736
United Stationers, Inc.*	80,129	4,287,703
UQM Technologies, Inc.*	338,990	867,814
Thermoenergy Corp.*,1	2,701,839	810,552

Total Industrials		228,760,696

Financials - 14.7%
Hanover Insurance Group, Inc.	639,800	30,070,600
WR Berkley Corp.	938,010	25,391,931
American Financial Group,
Inc.[2]	629,400	19,247,052
Alleghany Corp.*	60,020	18,187,861
Associated Banc-Corp	1,067,807	14,084,374
Fifth Street Finance Corp.	1,231,932	13,723,722
Reinsurance Group of America, Inc. — Class A	252,580	12,197,088
Old National Bancorp	1,015,822	10,666,131
First Horizon National Corp.*	833,339	9,508,399
Commerce Bancshares, Inc.	207,532	7,801,128
Employers Holdings, Inc.	471,300	7,432,401
Lexington Realty Trust	968,000	6,930,880
Investors Real Estate Trust	815,452	6,833,488
Redwood Trust, Inc.	285,027	4,121,490
First Marblehead Corp.*	1,117,473	2,614,887
Whitney Holding Corp.	63,215	516,467

Total Financials		189,327,899

Information Technology - 12.2%
Computer Sciences Corp.	839,890	38,634,941
Power-One, Inc.*	2,952,710	26,840,134
IXYS Corp.*,1	2,340,000	22,347,000
Maxwell Technologies, Inc.*,1	1,484,700	21,691,467
Satyam Computer Services, Ltd. ADR*	4,052,797	15,765,380
Symmetricom, Inc.*	1,908,270	10,915,304
Euronet Worldwide, Inc.*	604,800	10,880,352
Ultratech, Inc.*	316,200	5,407,020
FEI Co.*	264,500	5,176,265

Total Information Technology		157,657,863

	SHARES	VALUE

Utilities - 11.6%
Great Plains Energy, Inc.	953,117	$18,013,910
Westar Energy, Inc.	739,800	17,925,354
NorthWestern Corp.	608,100	17,330,850
Northeast Utilities	562,060	16,620,114
Allete, Inc.	424,757	15,473,898
Atmos Energy Corp.	508,000	14,859,000
Black Hills Corp.	397,000	12,386,400
American Water Works Company, Inc.	527,740	12,280,510
UGI Corp.	386,242	11,050,384
Pepco Holdings, Inc.	408,400	7,596,240
Alliant Energy Corp.	178,300	6,481,205

Total Utilities		150,017,865

Consumer Discretionary - 11.0%
Cabela’s, Inc.*	1,529,693	29,033,573
Chico’s FAS, Inc.	1,947,100	20,483,492
Brown Shoe Company, Inc.	1,672,880	19,187,934
Maidenform Brands, Inc.*	655,900	18,922,715
Penn National Gaming, Inc.*	483,700	14,322,357
Leggett & Platt, Inc.	539,800	12,285,848
Jack in the Box, Inc.*	433,000	9,283,520
Scholastic Corp.	229,400	6,381,908
Fortune Brands, Inc.	121,500	5,981,445
Smith & Wesson Holding Corp.*	924,930	3,292,751
Fred’s, Inc. — Class A	221,950	2,619,010
Columbia Sportswear Co.	6,728	393,184

Total Consumer Discretionary		142,187,737

Energy - 9.9%
Global Industries Ltd.*	4,671,590	25,553,596
Southern Union Co.	866,360	20,844,622
Valero Energy Corp.	972,000	17,019,720
McDermott International, Inc.*	921,300	13,616,814
USEC, Inc.*	2,613,730	13,565,259
Gulfport Energy Corp.*	808,947	11,195,827
Goodrich Petroleum Corp.*	729,069	10,622,535
Petrohawk Energy Corp.*	609,300	9,834,102
Helmerich & Payne, Inc.	148,600	6,012,356

Total Energy		128,264,831

Materials - 6.5%
Bemis Company, Inc.	1,035,180	32,866,965
Sonoco Products Co.	517,200	17,295,168
Louisiana-Pacific Corp.*	2,079,300	15,740,301
HB Fuller Co.	413,688	8,219,981
Landec Corp.*	911,716	5,661,756
Zoltek Companies, Inc.*	501,000	4,869,720

Total Materials		84,653,891

Consumer Staples - 5.7%
JM Smucker Co.	395,300	23,927,509
Hormel Foods Corp.[2]	483,940	21,583,724
Ralcorp Holdings, Inc.*	208,800	12,210,624

The accompanying notes are an integral part of the financial statements.	THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT	|	55

SCHEDULE OF INVESTMENTS (concluded) September 30, 2010	Rydex|SGI Equity Fund Mid Cap Value Fund

	SHARES	VALUE

Del Monte Foods Co.	663,471	$8,698,105
Bunge Ltd.	130,700	7,732,212

Total Consumer Staples		74,152,174

Health Care - 4.1%
Mednax, Inc.*	347,641	18,529,266
Forest Laboratories, Inc.*	390,780	12,086,825
Hologic, Inc.*	737,801	11,812,194
RehabCare Group, Inc.*	529,827	10,713,102

Total Health Care		53,141,387

Total Common Stocks
(Cost $1,060,724,257)		1,208,164,343

CONVERTIBLE PREFERRED STOCK†† - 0.1%
Thermoenergy Corp.*,1,3,4	858,334	751,901

Total Convertible Preferred Stock
(Cost $819,654)		751,901

WARRANTS†† - 0.1%
Thermoenergy Corp.[1,3] $0.30, 07/31/15	13,733,344	1,106,908
Nova Biosource Fuels, Inc. $2.40, 07/05/11	677,450	932

Total Warrants (Cost $1,940,120)		1,107,840

EXCHANGE TRADED FUNDS† - 1.7%
iShares Russell Midcap Value Index Fund	300,000	12,111,000
iShares Russell 2000 Value Index Fund	160,860	9,957,234

Total Exchange Traded Funds
(Cost $19,887,647)		22,068,234

	FACE
	AMOUNT
CONVERTIBLE BOND†† - 0.7%
USEC, Inc. 3.00% due 10/01/14	$12,100,000	9,574,125

Total Convertible Bond
(Cost $11,122,075)		9,574,125

	FACE
	AMOUNT	VALUE

REPURCHASE AGREEMENT†† - 4.5%
UMB Financial Corp.,
0.09%, dated 09/30/10,
matures 10/01/10;
repurchase amount
$58,548,146 (Collateralized
by U.S. Treasury Note,
1.375%, 04/15/12 with a
value of $41,128,717 and
U.S. Treasury Note, 1.375%,
05/15/12 with a value of
$18,590,344)	$58,548,000	$58,548,000

Total Repurchase Agreement (Cost $58,548,000)		58,548,000

Total Investments - 100.5%
(Cost $1,153,041,753)		$1,300,214,443

	CONTRACTS
OPTIONS WRITTEN† - (0.1)%
Call Options on:
Valero Energy Corp. Expiring January 2011 with strike price of $17.50	4,000	(512,000)

Total Call Options		(512,000)

Put Options on:
American Waterworks Inc. Expiring December 2010 with strike price of $20.00	2,900	(29,000)
Great Plains Energy, Inc. Expiring December 2010 with strike price of $17.50	1,492	(52,220)
American Waterworks, Inc. Expiring December 2010 with strike price of $22.50	2,900	(174,000)
Brinker International, Inc. Expiring January 2011 with strike price of $17.50	1,453	(174,360)

Total Put Options		(429,580)

Total Options Written (Premiums received $1,579,506)		(941,580)

Liabilities, Less Cash & Other Assets - (0.5)%		(6,310,533)

Total Net Assets - 100.0%		$1,292,962,330

*	Non-income producing security

†	Value determined based on Level 1 inputs — See Note 9.

††	Value determined based on Level 2 inputs — See Note 9.

[1]	Investment in an affiliated issuer. See Note 7 in the Notes to Financial Statements.

[2]	Security is segregated as collateral for open written option contracts.

[3]	Security was fair valued by the Valuation Committee at September 30, 2010. The total market value of fair valued securities amounts to $1,858,809, (cost $2,060,002) or 0.1% of total net assets.

[4]	PIPE (Private Investment in Public Equity) — Stock issued by a company in the secondary market as a means of raising capital more quickly and less expensively than through registration of a secondary public offering.
ADR — American Depositary Receipt
56	|	THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT	The accompanying notes are an integral part of the financial statements.

Rydex|SGI Equity Fund Mid Cap Value Fund
STATEMENT OF ASSETS
AND LIABILITIES
September 30, 2010

Assets:
Investments in unaffiliated issuers, at value*	$1,253,506,615
Investments in affiliated issuers, at value**	46,707,828

Total investments	1,300,214,443
Receivables:
Fund shares sold	3,090,637
Interest	159,125
Dividends	1,200,009
Prepaid expenses	83,201

Total assets	1,304,747,415

Liabilities:
Written options, at value***	941,580
Cash overdraft	39,603
Payable for:
Securities purchased	6,985,722
Fund shares redeemed	1,603,056
Management fees	794,305
Custodian fees	17,181
Transfer agent/maintenance fees	123,818
Administration fees	95,405
Professional fees	75,909
12b-1 distribution plan fees	392,244
Directors’ fees	55,037
Other	661,225

Total liabilities	11,785,085

Net assets	$1,292,962,330

Net assets consist of:
Paid in capital	$1,230,824,236
Undistributed net investment income	2,564,377
Accumulated net realized loss on investments	(88,236,899)
Net unrealized appreciation on investments	147,810,616

Net assets	$1,292,962,330

A-Class:
Capital shares outstanding
(unlimited number of shares authorized)	35,752,511
Net assets	$1,056,654,746
Net asset value and redemption price per share	$29.55

Maximum offering price per share (net asset value divided by 94.25%)	$31.35

B-Class:
Capital shares outstanding (unlimited number of shares authorized)	1,681,351
Net assets	$42,321,241
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$25.17

C-Class:
Capital shares outstanding (unlimited number of shares authorized)	7,479,804
Net assets	$193,986,343
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$25.93

* Investments in unaffiliated issuers, at cost	$1,112,522,410
** Investments in affiliated issuers, at cost	40,519,343

Total cost	$1,153,041,753
*** Premiums received for written options	$1,579,506
STATEMENT OF
OPERATIONS
For the Year Ended September 30, 2010

Investment Income:
Dividends	$19,492,781
Interest	273,208

Total investment income	19,765,989

Expenses:
Management fees	8,950,803
Transfer agent/maintenance fees	1,939,114
Administration fees	1,071,380
Custodian fees	61,166
Directors’ fees	146,949
Professional fees	149,329
Reports to shareholders	184,796
Registration fees	103,868
Other	64,743
12b-1 distribution fees - A-Class	2,270,523
12b-1 distribution fees - B-Class	506,522
12b-1 distribution fees - C-Class	1,679,124

Total expenses	17,128,317

Net investment income	2,637,672

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments†	(8,693,118)
Options written	5,877,084

Net realized loss	(2,816,034)

Net change in unrealized appreciation (depreciation) on:
Investments	120,815,451
Options written	70,961

Net change in unrealized appreciation (depreciation)	120,886,412

Net realized and unrealized gain	118,070,378

Net increase in net assets resulting from operations	$120,708,050

† Includes net realized losses of $476,673 on affiliated issuers.

The accompanying notes are an integral part of the financial statements.	THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT	|	57

STATEMENTS OF CHANGES IN NET ASSETS	Rydex|SGI Equity Fund Mid Cap Value Fund

	Year Ended	Year Ended
	September 30,	September 30,
	2010	2009

Increase (Decrease) In Net Assets From Operations:
Net investment income	$2,637,672	$1,892,720
Net realized loss on investments	(2,816,034)	(84,154,831)
Net change in unrealized appreciation (depreciation) on investments	120,886,412	155,944,161

Net increase in net assets resulting from operations	120,708,050	73,682,050

Distributions to shareholders from:
Net investment income
A-Class	(1,178,918)	(3,569,957)
Net realized gains
A-Class	—	(68,549,175)
B-Class	—	(6,651,443)
C-Class	—	(11,126,589)

Total distributions to shareholders	(1,178,918)	(89,897,164)

Capital share transactions:
Proceeds from sale of shares
A-Class	525,044,189	388,375,263
B-Class	2,160,769	7,862,714
C-Class	60,822,739	46,299,086
Distributions reinvested
A-Class	1,064,396	67,810,290
B-Class	—	6,316,674
C-Class	—	10,539,574
Cost of shares redeemed
A-Class	(349,397,686)	(325,079,843)
B-Class	(23,155,998)	(16,824,893)
C-Class	(22,330,336)	(25,735,329)

Net increase from capital share transactions	194,208,073	159,563,536

Net increase in net assets	313,737,205	143,348,422

Net assets:
Beginning of year	979,225,125	835,876,703

End of year	$1,292,962,330	$979,225,125

Undistributed net investment income at end of year	$2,564,377	$1,105,623

Capital share activity:
Shares sold
A-Class	18,798,275	18,036,421
B-Class	92,317	420,635
C-Class	2,460,598	2,271,053
Shares issued from reinvestment of distributions
A-Class	38,861	3,546,564
B-Class	—	383,293
C-Class	—	620,705
Shares redeemed
A-Class	(12,495,803)	(15,264,008)
B-Class	(966,968)	(931,362)
C-Class	(908,686)	(1,403,785)

Total capital share activity	7,018,594	7,679,516

58	|	THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT	The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS	Rydex|SGI Equity Fund Mid Cap Value Fund
This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
A-Class	2010	2009	2008	2007	2006

Per Share Data
Net asset value, beginning of period	$26.58	$28.41	$40.79	$38.27	$36.34

Income (loss) from investment operations:
Net investment income[a]	0.11	0.08	0.25	0.25	0.04
Net gain (loss) on investments (realized and unrealized)	2.90	0.82	(4.77)	4.59	3.96

Total from investment operations	3.01	0.90	(4.52)	4.84	4.00

Less distributions from:
Net investment income	(0.04)	(0.14)	(0.14)	(0.23)	—
Net realized gains	—	(2.59)	(7.72)	(2.09)	(2.07)

Total distributions	(0.04)	(2.73)	(7.86)	(2.32)	(2.07)

Net asset value, end of period	$29.55	$26.58	$28.41	$40.79	$38.27

Total Return[b]	11.32%	6.90%	(12.48% )	12.96%	11.44%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,056,655	$781,883	$656,044	$687,484	$596,074

Ratios to average net assets:
Net investment income	0.38%	0.40%	0.79%	0.61%	0.10%
Total expenses	1.37%	1.48%	1.37%	1.32%	1.36%

Portfolio turnover rate	23%	31%	68%	44%	33%

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	September 30,		September 30,	September 30,	September 30,	September 30,
B-Class	2010		2009	2008	2007	2006
Per Share Data
Net asset value, beginning of period	$22.78		$24.83	$36.78	$34.76	$33.43

Income (loss) from investment operations:
Net investment loss[a]	(0.09)		(0.06)	—	(0.04)	(0.23)
Net gain (loss) on investments (realized and unrealized)	2.48		0.60	(4.23)	4.15	3.63

Total from investment operations	2.39		0.54	(4.23)	4.11	3.40

Less distributions from:
Net realized gains	—		(2.59)	(7.72)	(2.09)	(2.07)

Total distributions	—		(2.59)	(7.72)	(2.09)	(2.07)

Net asset value, end of period	$25.17		$22.78	$24.83	$36.78	$34.76

Total Return[b]	10.49%		6.17%	(13.14% )	12.10%	10.60%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$42,321		$58,221	$66,641	$106,179	$108,784

Ratios to average net assets:
Net investment loss	(0.40%	)	(0.34% )	(0.01% )	(0.10% )	(0.68% )
Total expenses	2.12%		2.23%	2.12%	2.07%	2.11%

Portfolio turnover rate	23%		31%	68%	44%	33%
The accompanying notes are an integral part of the financial statements.	THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT	|	59

FINANCIAL HIGHLIGHTS (concluded)	Rydex|SGI Equity Fund Mid Cap Value Fund
This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	September 30,		September 30,	September 30,	September 30,	September 30,
C-Class	2010		2009	2008	2007	2006
Per Share Data
Net asset value, beginning of period	$23.47		$25.49	$37.54	$35.43	$34.03

Income (loss) from investment operations:
Net investment loss[a]	(0.09)		(0.07)	—	(0.05)	(0.22)
Net gain (loss) on investments (realized and unrealized)	2.55		0.64	(4.33)	4.25	3.69

Total from investment operations	2.46		0.57	(4.33)	4.20	3.47

Less distributions from:
Net realized gains	—		(2.59)	(7.72)	(2.09)	(2.07)

Total distributions	—		(2.59)	(7.72)	(2.09)	(2.07)

Net asset value, end of period	$25.93		$23.47	$25.49	$37.54	$35.43

Total Return[b]	10.48%		6.13%	(13.15% )	12.13%	10.62%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$193,986		$139,121	$113,192	$176,746	$152,579

Ratios to average net assets:
Net investment loss	(0.37%	)	(0.35% )	(0.01% )	(0.12% )	(0.65% )
Total expenses	2.12%		2.22%	2.12%	2.07%	2.11%

Portfolio turnover rate	23%		31%	68%	44%	33%

[a]	Net investment income (loss) was computed using average shares outstanding throughout the period.

[b]	Total return information does not reflect deduction of any sales charges imposed at the time of purchase for A-Class shares or upon redemption for B-Class and C-Class shares.
60	|	THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT	The accompanying notes are an integral part of the financial statements.

MANAGER’S COMMENTARY
September 30, 2010

Advised by:

To Our Shareholders:
For the fiscal year ended September 30, 2010, the Rydex|SGI Equity Fund–Mid Cap Value Institutional Fund gained 11.76%1, lagging the 14.74% return of the Fund’s benchmark, the Russell 2500® Value Index.
Our approach with the Mid Cap Value strategy is to seek companies that can increase shareholders’ return on capital. We hold such companies over three to five years to capture long-term improvements in profitability.
The investment process is fundamentally driven and quantitatively aided. We use proprietary screens to identify potential companies for investment and then perform rigorous fundamental analysis to identify the best ideas. Through this fundamental research, we determine an estimate of intrinsic value and a valuation target for each potential investment. We construct the portfolios based on the level of conviction generated by this bottom-up analysis and the upside/downside profile associated with each company.
Industrials, Consumer Discretionary, and Financials Top Performers
Superior stock selection in the Industrials, Consumer Discretionary, and Financials sectors outperformed its benchmark holdings in those sectors during the fiscal year ended September 30, 2010.
The Fund had a large overweight position in the Industrials sector, 19.8% to 12.1%, while outperforming the Index 20.4% to 14.9%. Power-One Inc., a 2.1% weight, soared 366.2%. GeoEye Inc. and Insituform Technologies Inc. (Cl A), both solid portfolio weights, gained 51.0% and 26.5%, respectively.
Similarly, the Fund’s Consumer Discretionary sector outperformed the index 27.6% to 18.5%. Leaders for the portfolio were Maidenform Brands Inc. and Cabela’s Inc., up 79.6% and 42.3%, respectively. Other portfolio positions that performed well included Penn National Gaming Inc., Burger King Holdings Inc., and Brown Shoe Co. Inc.
In addition to outperforming the Index, the portfolio’s Financials sector benefited from a large underweight position, 14.6% to 31.9%. Euronet Worldwide Inc. increased 38.4% while American Financial Group gained 22.3%.
Energy and Information Technology Disappoints
The Fund was battered by poor security selection in the Energy and Information Technology sectors. The Energy sector lost 17.2% versus a 14.6% gain for the Index, a spread of nearly 32%. Likewise, the Fund’s Information Technology holdings were down 5.2% against a gain of 8.0% for the Index, a 13.2% difference.
Global Industries Ltd., a 2.2% weight, dropped 42.4% during the period. Goodrich Petroleum Corp. lost 43.6% while Petrohawk Energy Corp. declined 33.3%. Other Energy companies hurting the portfolio included Evergreen Energy Inc. and Valero Energy Corp.
Information Technology company Computer Sciences Corp., a 3.4% weight, was down 12.2% over the 12 months. Maxwell Technologies Inc., a 1.5% weight, lost 20.7%, while Satyam Computer Services Ltd. plunged 40.9%. Other holdings detrimental to the portfolio included FEI Co., and EFJohnson Technologies Inc.
Other disappointing sectors for the Fund were Health Care and Materials.
Market Outlook
In challenging times, our core philosophy and disciplined process become paramount. We continue to use a rigorous fundamental research process to identify strong companies from a risk perspective, companies that can provide earnings sustainability and generate excess cash.

THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT	|	61

MANAGER’S COMMENTARY (concluded)

Regardless of the economic environment, we continue to focus on identifying companies that are generating sufficient or increasing returns on invested capital with attractive risk/reward characteristics.
On behalf of Security Global Investors, I would like to thank you for trusting your investments and financial goals with us. We will continue to do our best to identify companies with the greatest potential for returns with a focus on risk management.
Sincerely,
James P. Schier, CFA, Portfolio Manager

[1]	Fee waivers and/or reimbursements reduce Fund expenses and in the absence of such waivers, the performance quoted would be reduced.

Performance displayed represents past performance which is no guarantee of future results. Of course, Fund performance is subject to daily market volatility and may be better or worse since the end of the last quarter. For up-to-date Fund performance, call us at 800.820.0888 or visit www.rydex-sgi.com.

Russell 2500® Value Index – measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

Rydex|SGI Funds are distributed by Rydex Distributors, LLC (RDL). Security Global InvestorsSM is the investment advisory arm of Security Benefit Corporation (Security Benefit). Security Global Investors consists of Security Global Investors, LLC, Security Investors, LLC and Rydex Investments. Rydex Investments is the primary business name for Rydex Advisors, LLC and Rydex Advisors II, LLC. Security Global Investors and RDL are affiliates and are subsidiaries of Security Benefit, which is wholly owned by Guggenheim SBC Holdings, LLC, a special purpose entity managed by Guggenheim Partners, LLC, a diversified financial services firm with more than $100 billion in assets under supervision.

Read each Fund’s prospectus and summary prospectus (if available) carefully before investing. It contains the Fund’s investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at www.rydex-sgi.com or call 800.820.0888.
62	|	THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT

PERFORMANCE SUMMARY September 30, 2010	Rydex|SGI Equity Fund Mid Cap Value Institutional Fund (Unaudited)
PERFORMANCE
$10,000 Since Inception
This chart assumes a $10,000 investment in shares of Mid Cap Value Institutional Fund on July 11, 2008 (date of Inception) and assumes all dividends are reinvested. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. The Russell 2500® Value Index is an unmanaged index that measures the performance of securities of small-to-mid cap U.S. companies with greater-than-average value orientation.

AVERAGE ANNUAL RETURNS PERIODS ENDED 9/30/10
		SINCE
		INCEPTION
	1 YEAR	(07/11/08)
Mid Cap Value Institutional Fund	11.76%	10.84%
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of shares. Such figures would be lower if any applicable taxes were deducted. Fee waivers and/or reimbursements reduced expenses of the Fund and in the absence of such waivers, the performance quoted would be reduced.

Portfolio Composition by Sector
Common Stocks
Consumer Discretionary	10.3%
Consumer Staples	5.2%
Energy	9.8%
Financials	14.4%
Health Care	3.7%
Industrials	16.9%
Information Technology	11.6%
Materials	6.2%
Utilities	10.4%
Exchange Traded Funds	5.7%
Convertible Preferred Stock	0.1%
Warrants	0.2%
Convertible Bonds	0.8%
Repurchase Agreement	5.2%
Options Written	(0.1)%
Liabilities, Less Cash &
Other Assets	(0.4)%

Total Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.	THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT	|	63

SCHEDULE OF INVESTMENTS September 30, 2010	Rydex|SGI Equity Fund Mid Cap Value Institutional Fund

	SHARES	VALUE

COMMON STOCKS† - 88.5%

Industrials - 16.9%
GeoEye, Inc.*	312,700	$12,658,096
Covanta Holdings Corp.	628,470	9,898,403
Quanta Services, Inc.*	415,200	7,922,015
Insituform Technologies, Inc. — Class A*	306,400	7,408,752
General Cable Corp.*	233,400	6,329,808
Orbital Sciences Corp.*	392,888	6,011,186
Navigant Consulting, Inc.*	476,600	5,542,858
Administaff, Inc.	204,581	5,509,366
URS Corp.*	121,700	4,622,166
Force Protection, Inc.*	772,103	3,891,399
ICF International, Inc.*	154,910	3,883,594
Babcock & Wilcox Co.*	171,600	3,651,648
Saia, Inc.*	214,470	3,202,037
Trex Company, Inc.*	129,200	2,463,844
FTI Consulting, Inc.*	54,565	1,892,860
United Stationers, Inc.*	33,678	1,802,110
UQM Technologies, Inc.*	100,310	256,794

Total Industrials		86,946,936

Financials - 14.4%
Hanover Insurance Group, Inc.	246,200	11,571,400
WR Berkley Corp.	363,010	9,826,681
American Financial Group, Inc.[1]	247,200	7,559,376
Alleghany Corp.*	21,175	6,416,660
Fifth Street Finance Corp.	494,507	5,508,808
Associated Banc-Corp	407,692	5,377,457
Reinsurance Group of America,
Inc. — Class A	100,730	4,864,252
Old National Bancorp	393,845	4,135,373
First Horizon National Corp.*	322,507	3,679,809
Commerce Bancshares, Inc.	96,746	3,636,682
Employers Holdings, Inc.	193,100	3,045,187
Lexington Realty Trust	371,000	2,656,360
Investors Real Estate Trust	309,217	2,591,238
Redwood Trust, Inc.	124,100	1,794,486
First Marblehead Corp.*	352,384	824,579
Bimini Capital Management,
Inc. — Class A	473,362	397,624
Whitney Holding Corp.	24,666	201,521

Total Financials		74,087,493

Information Technology - 11.6%
Computer Sciences Corp.	325,040	14,951,840
Power-One, Inc.*	1,082,798	9,842,634
IXYS Corp.*	938,379	8,961,519
Maxwell Technologies, Inc.*	576,755	8,426,391
Satyam Computer Services, Ltd.
ADR*	1,619,372	6,299,357
Euronet Worldwide, Inc.*	222,800	4,008,172
Symmetricom, Inc.*	630,300	3,605,316

	SHARES	VALUE

Ultratech, Inc.*	104,900	$1,793,790
FEI Co.*	86,400	1,690,848

Total Information Technology		59,579,867

Utilities - 10.4%
Great Plains Energy, Inc.	352,735	6,666,691
Westar Energy, Inc.	266,100	6,447,603
NorthWestern Corp.	218,200	6,218,700
Allete, Inc.	157,854	5,750,621
Northeast Utilities	186,600	5,517,762
American Water Works Company, Inc.	204,240	4,752,665
Atmos Energy Corp.	161,800	4,732,650
Black Hills Corp.	147,000	4,586,400
UGI Corp.	143,457	4,104,305
Pepco Holdings, Inc.	135,500	2,520,300
Alliant Energy Corp.	64,500	2,344,575

Total Utilities		53,642,272

Consumer Discretionary - 10.3%
Cabela’s, Inc.*	620,901	11,784,701
Chico’s FAS, Inc.	754,570	7,938,076
Brown Shoe Company, Inc.	647,410	7,425,793
Maidenform Brands, Inc.*	214,750	6,195,537
Penn National Gaming, Inc.*	188,300	5,575,563
Leggett & Platt, Inc.	185,200	4,215,152
Jack in the Box, Inc.*	162,700	3,488,288
Scholastic Corp.	84,931	2,362,780
Fortune Brands, Inc.	42,000	2,067,660
Smith & Wesson Holding Corp.*	301,610	1,073,732
Fred’s, Inc. — Class A	76,310	900,458
Columbia Sportswear Co.	2,140	125,062
HydroGen Corp.*,2	1,265,700	3,924

Total Consumer Discretionary		53,156,726

Energy - 9.8%
Global Industries Ltd.*	1,831,039	10,015,783
Southern Union Co.	342,700	8,245,362
USEC, Inc.*	1,234,000	6,404,460
Valero Energy Corp.	347,000	6,075,970
McDermott International, Inc.*	338,200	4,998,596
Gulfport Energy Corp.*	320,172	4,431,180
Goodrich Petroleum Corp.*	283,410	4,129,284
Petrohawk Energy Corp.*	244,870	3,952,202
Helmerich & Payne, Inc.	50,400	2,039,184

Total Energy		50,292,021

Materials - 6.2%
Bemis Company, Inc.	396,680	12,594,590
Louisiana-Pacific Corp.*	809,700	6,129,429
Sonoco Products Co.	174,500	5,835,280
HB Fuller Co.	165,342	3,285,346
Zoltek Companies, Inc.*	202,400	1,967,328
Landec Corp.*	304,600	1,891,566

Total Materials		31,703,539

64	|	THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT	The accompanying notes are an integral part of the financial statements.

SCHEDULE OF INVESTMENTS (continued) September 30, 2010	Rydex|SGI Equity Fund Mid Cap Value Institutional Fund

	SHARES	VALUE

Consumer Staples - 5.2%
Hormel Foods Corp.[1]	187,290	$8,353,134
JM Smucker Co.	134,500	8,141,285
Ralcorp Holdings, Inc.*	77,400	4,526,352
Del Monte Foods Co.	218,925	2,870,107
Bunge Ltd.	48,000	2,839,680

Total Consumer Staples		26,730,558

Health Care - 3.7%
Mednax, Inc.*	114,013	6,076,893
Forest Laboratories, Inc.*	151,230	4,677,544
Hologic, Inc.*	279,882	4,480,911
RehabCare Group, Inc.*	198,229	4,008,190

Total Health Care		19,243,538

Total Common Stocks
(Cost $400,561,140)		455,382,950

CONVERTIBLE PREFERRED STOCK†† - 0.1%
Thermoenergy Corp.*,2,3,4	793,750	695,325

Total Convertible Preferred Stock
(Cost $757,980)		695,325

WARRANT†† - 0.2%
Thermoenergy Corp.[2,3]
$0.30, 07/31/15	12,700,000	1,023,620

Total Warrant
(Cost $1,147,020)		1,023,620

EXCHANGE TRADED FUNDS† - 5.7%
iShares Russell Midcap Value
Index Fund	325,570	13,143,261
iShares Russell 2000 Value
Index Fund	164,300	10,170,170
iShares S&P MidCap 400 Value
Index Fund	82,000	5,832,660

Total Exchange Traded Funds
(Cost $27,137,981)		29,146,091

	FACE
	AMOUNT
CONVERTIBLE BOND†† - 0.8%
USEC, Inc.
3.00% due 10/01/14	$5,000,000	3,956,250

Total Convertible Bond
(Cost $3,863,165)		3,956,250

	FACE
	AMOUNT	VALUE

REPURCHASE AGREEMENT†† - 5.2%
UMB Financial Corp.,
0.09%, dated 09/30/10,
matures 10/01/10; repurchase
amount $26,776,067
(Collateralized by U.S. Treasury
Note, 1.00%, 10/31/11 with a
value of $6,069,155,
U.S. Treasury Note, 1.375%,
02/16/12 with a value of
$20,320,202 and US Treasury
Note, 4.50%, 09/30/11 with a
value of $386,698)	$26,776,000	$26,776,000

Total Repurchase Agreement
(Cost $26,776,000)		26,776,000

Total Investments - 100.4%
(Cost $460,243,286)		$516,980,236

	CONTRACTS
OPTIONS WRITTEN† - (0.1)%
Call Options on:
Valero Energy Corp.
Expiring January 2011
with strike price of $17.50	1,400	(179,200)

Total Call Options		(179,200)

Put Options on:
American Waterworks Inc.
Expiring December 2010
with strike price of $20.00	1,050	(10,500)
Great Plains Energy, Inc.
Expiring December 2010
with strike price of $17.50	560	(19,600)
American Waterworks, Inc.
Expiring December 2010
with strike price of $22.50	1,100	(66,000)
Brinker International, Inc.
Expiring January 2011
with strike price of $17.50	564	(67,680)

Total Put Options		(163,780)

Total Options Written
(Premiums received $579,542)		(342,980)

Liabilities, Less Cash &
Other Assets - (0.4)%		(2,190,258)

Total Net Assets - 100.0%		$514,446,998

The accompanying notes are an integral part of the financial statements.	THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT	|	65

SCHEDULE OF INVESTMENTS (concluded) September 30, 2010	Rydex|SGI Equity Fund Mid Cap Value Institutional Fund

*	Non-income producing security

†	Value determined based on Level 1 inputs — See Note 9.

††	Value determined based on Level 2 inputs — See Note 9.

[1]	Security is segregated as collateral for open written option contracts.

[2]	Investment in an affiliated issuer. See Note 7 in the Notes to Financial Statements.

[3]	Security was fair valued by the Valuation Committee at September 30, 2010. The total market value of fair valued securities amounts to $1,718,945, (cost $1,905,000) or 0.1% of total net assets.

[4]	PIPE (Private Investment in Public Equity) — Stock issued by a company in the secondary market as a means of raising capital more quickly and less expensively than through registration of a secondary public offering.

ADR — American Depositary Receipt
66	|	THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT	The accompanying notes are an integral part of the financial statements.

Rydex|SGI Equity Fund Mid Cap Value Institutional Fund
STATEMENT OF ASSETS
AND LIABILITIES
September 30, 2010

Assets:
Investments in unaffiliated issuers, at value*	$515,257,367
Investments in affiliated issuers, at value**	1,722,869

Total investments	516,980,236
Cash	40,719
Receivables:
Fund shares sold	682,842
Interest	60,000
Dividends	455,138
Due from Security Investors	42,147
Prepaid expenses	20,033

Total assets	518,281,115

Liabilities:
Written options, at value***	342,980
Payable for:
Fund shares redeemed	99,795
Securities purchased	3,017,152
Management fees	292,806
Administration fees	37,088
Transfer agent/maintenance fees	8,817
Directors’ fees	10,342
Professional fees	6,260
Other	18,877

Total liabilities	3,834,117

Net assets	$514,446,998

Net assets consist of:
Paid in capital	$435,798,341
Undistributed net investment income	3,027,929
Accumulated net realized gain on investments	18,647,216
Net unrealized appreciation on investments	56,973,512

Net assets	$514,446,998

Capital shares authorized	unlimited
Capital shares outstanding	45,375,638
Net asset value per share (net assets divided by shares outstanding)	$11.34

* Investments in unaffiliated issuers, at cost	$458,335,755
** Investments in affiliated issuers, at cost	1,907,531

Total cost	$460,243,286
*** Premiums received for written options	$579,542
STATEMENT OF
OPERATIONS
For the Year Ended September 30, 2010

Investment Income:
Dividends	$6,497,814
Interest	27,114

Total investment income	6,524,928

Expenses:
Management fees	2,914,159
Administration fees	369,590
Transfer agent/maintenance fees	283,742
Custodian fees	19,674
Directors’ fees	32,848
Professional fees	28,640
Reports to shareholders	9,203
Registration fees	27,556
Other	21,563

Total expenses	3,706,975
Reimbursement of expenses	(209,976)

Net expenses	3,496,999

Net investment income	3,027,929

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments†	20,019,977
Options written	1,746,191

Net realized gain	21,766,168

Net change in unrealized appreciation
(depreciation) on:
Investments	19,582,024
Options written	217,815

Net change in unrealized appreciation (depreciation)	19,799,839

Net realized and unrealized gain	41,566,007

Net increase in net assets resulting
from operations	$44,593,936

The accompanying notes are an integral part of the financial statements.	THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT	|	67

STATEMENTS OF CHANGES IN NET ASSETS	Rydex|SGI Equity Fund Mid Cap Value Institutional Fund

	Year Ended	Year Ended
	September 30,	September 30,
	2010	2009

Increase (Decrease) In Net Assets From Operations:
Net investment income	$3,027,929	$721,069
Net realized gain on investments	21,766,168	7,639,819
Net change in unrealized appreciation on investments	19,799,839	37,041,254

Net increase in net assets resulting from operations	44,593,936	45,402,142

Distributions to shareholders from:
Net investment income	(326,334)	(116,483)
Net realized gains	(11,082,828)	(966,008)

Total distributions to shareholders	(11,409,162)	(1,082,491)

Capital share transactions:
Proceeds from sale of shares	259,968,422	285,643,830
Dividends reinvested	5,348,897	946,155
Cost of shares redeemed	(101,510,411)	(30,890,230)

Net increase from capital share transactions	163,806,908	255,699,755

Net increase in net assets	196,991,682	300,019,406

Net assets:
Beginning of year	317,455,316	17,435,910

End of year	$514,446,998	$317,455,316

Undistributed net investment income at end of year	$3,027,929	$675,406

Capital share activity:
Shares sold	23,979,841	31,844,224
Shares issued from reinvestment of distributions	509,904	126,492
Shares redeemed	(9,372,413)	(3,344,963)

Total capital share activity	15,117,332	28,625,753

68	|	THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT	The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS	Rydex|SGI Equity Fund Mid Cap Value Institutional Fund
This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,
	2010	2009	2008	[a]
Per Share Data
Net asset value, beginning of period	$10.49	$10.68	$10.00

Income (loss) from investment operations:
Net investment income[b]	0.08	0.08	0.04
Net gain on investments (realized and unrealized)	1.13	0.27	0.64

Total from investment operations	1.21	0.35	0.68

Less distributions from:
Net investment income	(0.01)	(0.06)	—
Net realized gains	(0.35)	(0.48)	—

Total distributions	(0.36)	(0.54)	—

Net asset value, end of period	$11.34	$10.49	$10.68

Total Return	11.76%	5.30%	6.80%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$514,447	$317,455	$17,436

Ratios to average net assets:
Net investment income	0.78%	0.82%	1.81%
Total expenses[c]	0.95%	0.98%	1.19%
Net expenses[d]	0.90%	0.91%	1.10%

Portfolio turnover rate	20%	76%	63%

[a]	The Mid Cap Value Institutional Fund was initially capitalized on July 11, 2008 with a net asset value of $10 per share. Percentage amounts for the period, except total return, have been annualized.

[b]	Net investment income was computed using average shares outstanding throughout the period.

[c]	Total expense information reflects the expense ratios absent expense reductions by the Investment Manager, as applicable.

[d]	Net expense information reflects the expense ratios after voluntary expense waivers and reimbursements, as applicable.
The accompanying notes are an integral part of the financial statements.	THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT	|	69

MANAGER’S COMMENTARY
September 30, 2010

Advised by:

To Our Shareholders:
For the fiscal year ended September 30, 2010, the Rydex|SGI Equity Fund–Large Cap Concentrated Growth Fund (formerly, Select 25 Fund) returned 9.78%1, lagging the benchmark Russell 1000® Growth Index’s return of 12.65% and the Fund’s peer group median performance of 10.01%.
The Fund pursues its objective by focusing on core holdings of common stocks of growth companies that have exhibited consistent above-average earnings and/or revenue growth. We select what we believe to be premier growth companies using a combination of a qualitative top-down approach in reviewing growth trends that are based on several fixed income factors, such as bond spreads and interest rates, along with a quantitative fundamental bottom-up approach.
We structure the portfolio with 20-30 names. This philosophy is applied to a broad range of growth names. We will replace holdings in the portfolio when the fundamentals of a company or the original thesis for selecting the security changes.
Industrials and Information Technology Top Performers
The Fund benefited from superior security selection in the Industrials and Information Technology sectors. The Industrials sector was overweight the benchmark 15.4% to 11.0%. Its holdings outperformed with a 39.6% return versus a gain of 22.4% for the Index. The Fund’s Information Technology sector was underweight the benchmark 26.6% to 31.3% but had a 16.2% to 12.3% return advantage.
Boeing Co., a 2.1% weight in the Industrials sector, surged 37.3% while Cummins Inc., a 1.4% weight increased 29.0% during the fiscal year. Other holdings contributing to performance in the sector included Emerson Electric Co., Goodrich Corp., and Cooper Industries plc (Cl A).
The Fund had several substantial holdings in the Information Technology sector. Motorola Inc., a 1.7% weight, gained 17.3% while Google Inc. (Cl A) with a 1.7% weight increased 20.4% during the period. Other holdings adding to portfolio returns included EMC Corp., Cognizant Technology Solutions Corp., and Intel Corp.
Financials, Health Care, and Consumer Discretionary Disappoint
The portfolio’s Financials holdings were the largest detractors to overall performance. While an approximate equal weight to the Index, holdings in the Fund plummeted 29.1% compared to a 4.1% gain for the Russell 1000® Growth Index. Wells Fargo was down 28.7%, U.S. Bancorp dropped 17.7% and Morgan Stanley 17.4%.
Holdings in the Health Care sector had a negative 0.9% return against a 6.5% advance for the Index. McKesson Corp., Celgene Corp., Covidien plc, and Abbot Laboratories were all detractors from portfolio returns.
Securities selected in the Consumer Discretionary sector could not keep pace with the Index, trailing 18.9% to 24.7%. Kohl’s Corp., a 2.6% weight, dropped 20.6% during the period. Royal Caribbean Cruises Ltd. lost 28.9% in value. Other holdings that held down portfolio performance included Darden Restaurants Inc., Activision Blizzard Inc., and Johnson Controls Inc.
Market Outlook
Although our indicators are mildly more positive than at the end of the 2nd quarter, we do not feel compelled to raise the risk levels of our model portfolios further, but we will continue to maintain a slightly higher risk composition than that of our benchmarks.
During these uncertain times and volatile market conditions, we are confident in our ability to find opportunities by consistently applying our disciplined process to individual stock evaluations.
70	|	THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT

MANAGER’S COMMENTARY (concluded)

We believe that investing is a long-term pursuit that requires patience and a consistent approach. We thank you for your business and the confidence you place in us.
Sincerely,
Mark Bronzo, CFA, Portfolio Manager

[1]	Performance figures are based on A-Class shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares. Fee waivers and/or reimbursements reduced expenses of the Fund and in the absence of such waiver, the performance quoted would be reduced.

Performance displayed represents past performance which is no guarantee of future results. Of course, Fund performance is subject to daily market volatility and may be better or worse since the end of the last quarter. For up-to-date Fund performance, call us at 800.820.0888 or visit www.rydex-sgi.com.

Russell 1000® Growth Index – measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Rydex|SGI Funds are distributed by Rydex Distributors, LLC (RDL). Security Global InvestorsSM is the investment advisory arm of Security Benefit Corporation (Security Benefit). Security Global Investors consists of Security Global Investors, LLC, Security Investors, LLC and Rydex Investments. Rydex Investments is the primary business name for Rydex Advisors, LLC and Rydex Advisors II, LLC. Security Global Investors and RDL are affiliates and are subsidiaries of Security Benefit, which is wholly owned by Guggenheim SBC Holdings, LLC, a special purpose entity managed by Guggenheim Partners, LLC, a diversified financial services firm with more than $100 billion in assets under supervision.

Read each Fund’s prospectus and summary prospectus (if available) carefully before investing. It contains the Fund’s investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at www.rydex-sgi.com or call 800.820.0888.
THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT	|	71

PERFORMANCE SUMMARY September 30, 2010	Rydex|SGI Equity Fund Large Cap Concentrated Growth Fund (Unaudited)
PERFORMANCE
$10,000 Over Ten Years
This chart assumes a $10,000 investment in A-Class shares of Large Cap Concentrated Growth Fund on September 30, 2000, reflects deduction of the maximum front-end sales charge of 5.75% and assumes all dividends are reinvested. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. The Russell 1000® Growth Index is an unmanaged capitalization index which includes stocks incorporated in the United States and its territories and measures the performance of the Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.

AVERAGE ANNUAL RETURNS PERIODS ENDED 9/30/10 (Inception 1/29/1999)
	1 YEAR	5 YEAR	10 YEAR

A-Class Shares	9.78%	-2.20%	-2.99%
A-Class Shares with sales charge	3.53%	-3.35%	-3.56%
B-Class Shares	8.92%	-2.92%	-3.56%
B-Class Shares with CDSC	3.92%	-3.28%	-3.56%
C-Class Shares	9.05%	-2.89%	-3.70%
C-Class Shares with CDSC	8.05%	-2.89%	-3.70%

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for A-Class shares or the CDSC of up to 5% for B-Class shares and 1% for C-Class shares, as applicable, except where noted. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of shares. Such figures would be lower if the maximum sales charge and any applicable taxes were deducted. Fee waivers and/or reimbursements reduced expenses of the Fund and in the absence of such waivers, the performance quoted would be reduced.

Portfolio Composition by Sector
Common Stocks
Consumer Discretionary	21.2%
Consumer Staples	3.0%
Energy	9.1%
Financials	5.6%
Health Care	8.4%
Industrials	16.4%
Information Technology	27.4%
Materials	6.0%
Cash & Other Assets,
Less Liabilities	2.9%

Total Net Assets	100.0%

72	|	THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT	The accompanying notes are an integral part of the financial statements.

1

SCHEDULE OF INVESTMENTS September 30, 2010	Rydex|SGI Equity Fund Large Cap Concentrated Growth Fund

	SHARES	VALUE

COMMON STOCKS† - 97.1%

Information Technology - 27.4%
Apple, Inc.*	6,580	$1,867,074
Oracle Corp.	56,110	1,506,554
Google, Inc. — Class A*	2,855	1,501,130
EMC Corp.*	70,490	1,431,652
Xerox Corp.	134,600	1,393,110
Motorola, Inc.*	151,245	1,290,120
Lam Research Corp.*	27,800	1,163,430

Total Information Technology		10,153,070

Consumer Discretionary - 21.2%
BorgWarner, Inc.*	22,750	1,197,105
Macy’s, Inc.	50,300	1,161,427
TJX Companies, Inc.	25,700	1,146,991
Yum! Brands, Inc.	23,800	1,096,227
Omnicom Group, Inc.	27,720	1,094,386
McDonald’s Corp.	14,530	1,082,630
Walt Disney Co.	31,500	1,042,965

Total Consumer Discretionary		7,821,731

Industrials - 16.4%
3M Co.	14,740	1,278,106
CSX Corp.	23,100	1,277,892
Cooper Industries plc — Class A	24,680	1,207,592
Boeing Co.	17,300	1,151,142
Cummins, Inc.	12,550	1,136,779

Total Industrials		6,051,511

Energy - 9.1%
Occidental Petroleum Corp.	18,540	1,451,682
Schlumberger Ltd.	15,600	961,116
Peabody Energy Corp.	19,300	945,893

Total Energy		3,358,691

Health Care - 8.4%
Celgene Corp.*	19,650	1,132,037
Abbott Laboratories	21,050	1,099,652
Warner Chilcott plc — Class A	39,650	889,746

Total Health Care		3,121,435

Materials - 6.0%
Dow Chemical Co.	40,735	1,118,584
Air Products & Chemicals, Inc.	13,220	1,094,880

Total Materials		2,213,464

Financials - 5.6%
JPMorgan Chase & Co.	27,150	1,033,601
U.S. Bancorp	47,600	1,029,112

Total Financials		2,062,713

Consumer Staples - 3.0%
PepsiCo, Inc.	16,470	1,094,267

Total Common Stocks
(Cost $33,055,256)		35,876,882

VALUE

Total Investments - 97.1%
(Cost $33,055,256)	$35,876,882

Cash & Other Assets, Less Liabilities - 2.9%	1,067,801

Total Net Assets - 100.0%	$36,944,683

*	Non-income producing security.

†	Value determined based on Level 1 inputs — See Note 9.

plc — Public Limited Company.
The accompanying notes are an integral part of the financial statements.	THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT	|	73

Rydex|SGI Equity Fund Large Cap Concentrated Growth Fund
STATEMENT OF ASSETS
AND LIABILITIES
September 30, 2010

Assets:
Investments, at value*	$35,876,882
Cash	1,021,219
Receivables:
Fund shares sold	40,151
Dividends	48,085
Due from Security Investors	12,247
Prepaid expenses	12,956

Total assets	37,011,540

Liabilities:
Payable for:
Fund shares redeemed	2,784
Management fees	23,004
Custodian fees	512
Transfer agent/maintenance fees	5,262
Administration fees	2,944
Professional fees	9,824
12b-1 distribution plan fees	12,667
Directors’ fees	2,210
Other	7,650

Total liabilities	66,857

Net assets	$36,944,683

Net assets consist of:
Paid in capital	$47,411,316
Undistributed net investment income	129,025
Accumulated net realized loss on investments	(13,417,284)
Net unrealized appreciation on investments	2,821,626

Net assets	$36,944,683

A-Class:
Capital shares outstanding
(unlimited number of shares authorized)	3,807,189
Net assets	$29,058,762
Net asset value and redemption price per share	$7.63

Maximum offering price per share (net asset value divided by 94.25%)	$8.10

B-Class:
Capital shares outstanding
(unlimited number of shares authorized)	659,167
Net assets	$4,590,240
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$6.96

C-Class:
Capital shares outstanding
(unlimited number of shares authorized)	471,423
Net assets	$3,295,681
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$6.99

*Investments, at cost	$33,055,256
STATEMENT OF
OPERATIONS
For the Year Ended September 30, 2010

Investment Income:
Dividends (net of foreign withholding tax of $172)	$734,589
Interest	341

Total investment income	734,930

Expenses:
Management fees	297,673
Transfer agent/maintenance fees	198,581
Administration fees	37,857
Custodian fees	2,164
Directors’ fees	4,946
Professional fees	5,622
Reports to shareholders	2,412
Registration fees	34,636
Other	2,801
12b-1 distribution fees - A-Class	75,860
12b-1 distribution fees - B-Class	58,853
12b-1 distribution fees - C-Class	34,604

Total expenses	756,009
Reimbursement of expenses	(150,104)

Net expenses	605,905

Net investment income	129,025

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	4,700,281

Net realized gain	4,700,281

Net change in unrealized appreciation
(depreciation) on:
Investments	(1,175,337)

Net change in unrealized appreciation (depreciation)	(1,175,337)

Net realized and unrealized gain	3,524,944

Net increase in net assets resulting from operations	$3,653,969

74	|	THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT	The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS	Rydex|SGI Equity Fund Large Cap Concentrated Growth Fund

	Year Ended	Year Ended
	September 30,	September 30,
	2010	2009

Increase (Decrease) In Net Assets From Operations:
Net investment income (loss)	$129,025	$(44,288)
Net realized gain (loss) on investments	4,700,281	(9,322,393)
Net change in unrealized appreciation (depreciation) on investments	(1,175,337)	9,260,235

Net increase (decrease) in net assets resulting from operations	3,653,969	(106,446)

Capital share transactions:
Proceeds from sale of shares
A-Class	12,118,241	8,421,946
B-Class	1,138,329	2,137,575
C-Class	253,325	463,278
Cost of shares redeemed A-Class	(8,293,084)	(10,110,314)
B-Class	(2,811,232)	(3,656,353)
C-Class	(1,022,294)	(1,859,843)

Net increase (decrease) from capital share transactions	1,383,285	(4,603,711)

Net increase (decrease) in net assets	5,037,254	(4,710,157)

Net assets:
Beginning of year	31,907,429	36,617,586

End of year	$36,944,683	$31,907,429

Undistributed net investment income at end of year	$129,025	$—

Capital share activity:
Shares sold
A-Class	1,699,951	1,538,705
B-Class	170,222	427,040
C-Class	37,449	88,295
Shares redeemed
A-Class	(1,120,658)	(1,744,788)
B-Class	(409,958)	(683,944)
C-Class	(149,671)	(361,341)

Total capital share activity	227,335	(736,033)

The accompanying notes are an integral part of the financial statements.	THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT	|	75

FINANCIAL HIGHLIGHTS	Rydex|SGI Equity Fund Large Cap Concentrated Growth Fund
This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	September 30,	September 30,	September 30,	September 30,		September 30,
A-Class	2010	2009	2008	2007		2006	[a]
Per Share Data
Net asset value, beginning of period	$6.95	$6.91	$10.66	$ 9.86		$9.36

Income (loss) from investment operations:
Net investment income (loss)[b]	0.04	0.01	(0.02)	(0.01)		(0.06)
Net gain (loss) on investments (realized and unrealized)	0.64	0.03	(2.87)	0.81		0.56

Total from investment operations	0.68	0.04	(2.89)	0.80		0.50

Less distributions from:
Net realized gains	—	—	(0.86)	—		—

Total distributions	—	—	(0.86)	—		—

Net asset value, end of period	$7.63	$6.95	$ 6.91	$10.66		$9.86

Total Return[c]	9.78%	0.58%	(28.85% )	8.11%		5.34%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$29,059	$22,425	$23,723	$30,375		$30,078

Ratios to average net assets:
Net investment income (loss)	0.52%	0.09%	(0.20% )	(0.10%	)	(0.68%	)
Total expenses[d]	1.73%	2.04%	1.72%	1.57%		1.76%
Net expenses[e]	1.35%	1.35%	1.35%	1.40%		1.76%

Portfolio turnover rate	190%	134%	198% [f]	21%		39%

	Year Ended		Year Ended		Year Ended	Year Ended		Year Ended
	September 30,		September 30,		September 30,	September 30,		September 30,
B-Class	2010		2009		2008	2007		2006	[a]
Per Share Data
Net asset value, beginning of period	$6.39		$6.40		$10.01	$9.33		$8.92

Income (loss) from investment operations:
Net investment loss[b]	(0.02)		(0.03)		(0.08)	(0.09)		(0.13)
Net gain (loss) on investments (realized and unrealized)	0.59		0.02		(2.67)	0.77		0.54

Total from investment operations	0.57		(0.01)		(2.75)	0.68		0.41

Less distributions from:
Net realized gains	—		—		(0.86)	—		—

Total distributions	—		—		(0.86)	—		—

Net asset value, end of period	$6.96		$6.39		$6.40	$10.01		$9.33

Total Return[c]	8.92%		(0.16%	)	(29.36% )	7.29%		4.60%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,590		$5,740		$7,394	$10,868		$16,073

Ratios to average net assets:
Net investment loss	(0.31%	)	(0.66%	)	(0.95% )	(0.88%	)	(1.46%	)
Total expenses[d]	2.48%		2.79%		2.47%	2.32%		2.53%
Net expenses[e]	2.10%		2.10%		2.10%	2.15%		2.53%

Portfolio turnover rate	190%		134%		198% [f]	21%		39%
76	|	THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT	The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS (concluded)	Rydex|SGI Equity Fund Large Cap Concentrated Growth Fund
This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended		Year Ended		Year Ended	Year Ended		Year Ended
	September 30,		September 30,		September 30,	September 30,		September 30,
C-Class	2010		2009		2008	2007		2006	[a]
Per Share Data
Net asset value, beginning of period	$6.41		$6.42		$10.04	$ 9.36		$8.94

Income (loss) from investment operations:
Net investment loss[b]	(0.02)		(0.03)		(0.08)	(0.08)		(0.13)
Net gain (loss) on investments (realized and unrealized)	0.60		0.02		(2.68)	0.76		0.55

Total from investment operations	0.58		(0.01)		(2.76)	0.68		0.42

Less distributions from:
Net realized gains	—		—		(0.86)	—		—

Total distributions	—		—		(0.86)	—		—

Net asset value, end of period	$6.99		$6.41		$6.42	$10.04		$9.36

Total Return[c]	9.05%		(0.16%	)	(29.37% )	7.26%		4.70%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,296		$3,742		$5,501	$11,245		$12,777

Ratios to average net assets:
Net investment loss	(0.27%	)	(0.66%	)	(0.92% )	(0.86%	)	(1.44%	)
Total expenses[d]	2.48%		2.78%		2.46%	2.32%		2.52%
Net expenses[e]	2.10%		2.10%		2.10%	2.15%		2.52%

Portfolio turnover rate	190%		134%		198% [f]	21%		39%

[a]	The financial highlights for the Large Cap Concentrated Growth Fund exclude the historical financial highlights of the Enhanced Index Fund, A-Class, B-Class, and C-Class shares, the Large Cap Growth Fund, A-Class, B-Class, and C-Class shares and the Social Awareness Fund, A-Class, B-Class, and C-Class shares. A total of $29,412,366 was excluded from purchases in the portfolio turnover calculation. This was the cost of the securities Large Cap Concentrated Growth Fund received as a result of the merger. The assets of the Enhanced Index, Large Cap Growth and Social Awareness Funds were acquired by the Large Cap Concentrated Growth Fund on June 16, 2006.

[b]	Net investment income (loss) was computed using average shares outstanding throughout the period.

[c]	Total return information does not reflect deduction of any sales charges imposed at the time of purchase for A-Class shares or upon redemption for B-Class and C-Class shares.

[d]	Total expense information reflects expense ratios absent expense reductions by the Investment Manager, as applicable.

[e]	Net expense information reflects the expense ratios after voluntary expense waivers and reimbursements and before custodian earnings credits, as applicable.

[f]	Significant variation in the portfolio turnover rate is due to the Investment Manager’s appointment of new portfolio managers for the Fund.
The accompanying notes are an integral part of the financial statements.	THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT	|	77

MANAGER’S COMMENTARY
September 30, 2010
To Our Shareholders:
For the fiscal year ended September 30, 2010, the Rydex|SGI Equity Fund–Small Cap Growth Fund returned 16.00%1, outperforming the Fund’s benchmark Russell 2000® Growth Index’s return of 14.79% and its peer group median of 13.89%.
The Fund uses a combination of a qualitative macroeconomic approach in reviewing growth trends that is based upon several fixed-income factors, such as bond spreads and interest rates, along with a quantitative fundamental bottom-up approach in selecting growth stocks. The manager chooses securities that it believes are attractively valued with the greatest potential for long-term growth of capital.
The manager identifies the securities of companies that are in the early to middle stages of growth and are valued at a reasonable price. Equity securities considered to have appreciation potential may include securities of smaller and less mature companies, which have unique proprietary products or profitable market niches and the potential to grow very rapidly. The Fund typically sells a stock if its growth prospects diminish, or if better opportunities become available.
Health Care, Industrials, and Consumer Discretionary Top Performers
Superior stock selection drove positive performance for the Fund during the fiscal year. Holdings in the Health Care sector outperformed the Index 17.6% to 5.2%, by 25.6% to 13.3% in the Industrials sector, and 28.5% to 19.4% in the Consumer Discretionary sector.
Three of the best performers in the Health Care sector were non-Index picks. Perrigo Co., a 1.8% weight, soared 89.9% while Endo Pharmaceuticals Holdings Inc. and Hill-Rom Holdings Inc. were up 46.9% and 12.7%, respectively.
The same was true in the Industrials sector, as eight holdings consisting of 10.6% of total portfolio assets were all non-Index securities. Bucyrus
Advised by:

International Inc., a 1.4% weight, climbed 95.1%, while BE Aerospace Inc., a 1.6% weight, gained 50.5%.
In the Consumer Discretionary sector, the Fund benefited from holdings in lululemon athletica inc., a maker of yoga apparel, which gained 96.6%, IMAX Corp. which was up 67.4%, Life Time Fitness Inc. and Panera Bread Co. (Cl A) which increased 40.7% and 33.5%, respectively.
Financials and Information Technology Disappoint
Poor stock selection in the Health Care sector hurt the Fund in the Financials and Information Technology sectors during the period.
Overall, holdings in the Financials sector dropped 10.1% compared to a 4.2% gain for the Index. The largest detractors were Knight Capital Group Inc. (Cl A) and Stifel Financial Corp., which were down 34.8% and 15.7%, respectively.
Several holdings in the Information Technology sector were a drag on performance. ON Semiconductor Corp. was down 18.9%, Tessera Technologies Inc. lost 27.3%, and FormFactor Inc. was off 25.8%.
Market Outlook
Our bottom-up approach looks at market uncertainty in the context of the potential long-term impact on individual companies. Our focus is on identifying companies with the ability to be substantially better over the next three to five years or have the potential to maintain their return on capital at current levels in a difficult economic environment. During these uncertain times and volatile market conditions, we are confident in our ability to find these companies by consistently applying our disciplined process to individual stock evaluations.
We believe that it is more important that ever that we maintain discipline in our investment approach based on our core philosophy and rigorous

78	|	THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT

MANAGER’S COMMENTARY (concluded)

fundamental process to identify the securities that can provide the best long-term performance for shareholders.
On behalf of Security Global Investors, I would like to thank you for trusting your investments with us.
Sincerely,
Joseph O’Connor, Portfolio Manager

[1]	Performance figures are based on A-Class shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or redemptions of shares.

Performance displayed represents past performance which is no guarantee of future results. Of course, Fund performance is subject to daily market volatility and may be better or worse since the end of the last quarter. For up-to-date Fund performance, call us at 800.820.0888 or visit www.rydex-sgi.com.

Russell 2000® Growth Index – measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Rydex|SGI Funds are distributed by Rydex Distributors, LLC (RDL). Security Global InvestorsSM is the investment advisory arm of Security Benefit Corporation (Security Benefit). Security Global Investors consists of Security Global Investors, LLC, Security Investors, LLC and Rydex Investments. Rydex Investments is the primary business name for Rydex Advisors, LLC and Rydex Advisors II, LLC. Security Global Investors and RDL are affiliates and are subsidiaries of Security Benefit, which is wholly owned by Guggenheim SBC Holdings, LLC, a special purpose entity managed by Guggenheim Partners, LLC, a diversified financial services firm with more than $100 billion in assets under supervision.

Read each Fund’s prospectus and summary prospectus (if available) carefully before investing. It contains the Fund’s investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at www.rydex-sgi.com or call 800.820.0888.
THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT	|	79

PERFORMANCE SUMMARY September 30, 2010	Rydex|SGI Equity Fund Small Cap Growth Fund (Unaudited)
PERFORMANCE
$10,000 Over Ten Years
This chart assumes a $10,000 investment in A-Class shares of Small Cap Growth Fund on September 30, 2000, reflects deduction of the maximum front-end sales charge of 5.75% and assumes all dividends are reinvested. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. The Russell 2000® Growth Index measures the performance of those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values.

AVERAGE ANNUAL RETURNS
PERIODS ENDED 9/30/10
(Inception 10/15/1997)
	1 YEAR	5 YEAR	10 YEAR

A-Class Shares	16.00%	-3.25%	-4.13%
A-Class Shares with sales charge	9.37%	-4.39%	-4.70%
B-Class Shares	15.06%	-3.94%	-4.72%
B-Class Shares with CDSC	10.06%	-4.30%	-4.72%
C-Class Shares	15.09%	-3.98%	-4.88%
C-Class Shares with CDSC	14.09%	-3.98%	-4.88%

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for A-Class shares or the CDSC of up to 5% for B-Class shares and 1% for C-Class shares, as applicable, except where noted. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of shares. Such figures would be lower if the maximum sales charge and any applicable taxes were deducted.

Portfolio Composition by Sector

Common Stocks
Consumer Discretionary	18.3%
Consumer Staples	3.1%
Energy	4.9%
Financials	5.8%
Health Care	17.4%
Industrials	16.8%
Information Technology	24.0%
Materials	4.0%
Telecommunication Services	1.4%
Utilities	2.2%
Cash & Other Assets,
Less Liabilities	2.1%

Total Net Assets	100.0%

80	|	THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT	The accompanying notes are an integral part of the financial statements.

SCHEDULE OF INVESTMENTS September 30, 2010	Rydex|SGI Equity Fund Small Cap Growth Fund

	Shares	Value

COMMON STOCKS† - 97.9%

Information Technology - 24.0%
Solera Holdings, Inc.	7,150	$315,743
Alliance Data Systems Corp.*	4,675	305,091
Informatica Corp.*	7,440	285,770
Cadence Design Systems, Inc.*	36,900	281,547
Equinix, Inc.*	2,350	240,523
InterDigital, Inc.*	7,540	223,258
GSI Commerce, Inc.*	8,950	221,065
SYNNEX Corp.*	7,130	200,638
Nanometrics, Inc.*	12,860	193,543
Nuance Communications, Inc.*	11,745	183,692
Smith Micro Software, Inc.*	18,260	181,504
Veeco Instruments, Inc.*	4,850	169,120
Riverbed Technology, Inc.*	3,250	148,135
Acme Packet, Inc.*	3,800	144,172
FLIR Systems, Inc.*	5,250	134,925
Rofin-Sinar Technologies, Inc.*	4,710	119,540
SolarWinds, Inc.*	5,960	102,870
VanceInfo Technologies, Inc. ADR*	2,900	93,786

Total Information Technology		3,544,922

Consumer Discretionary - 18.3%
Jarden Corp.	10,315	321,106
Gaylord Entertainment Co.*	7,090	216,245
Lamar Advertising Co. — Class A*	6,640	211,285
Penn National Gaming, Inc.*	6,985	206,826
Harman International Industries, Inc.*	5,670	189,435
WMS Industries, Inc.*	4,875	185,591
Tempur-Pedic International, Inc.*	5,250	162,750
Gentex Corp.	7,760	151,398
Life Time Fitness, Inc.*	3,750	148,012
Hanesbrands, Inc.*	5,490	141,971
Lennar Corp. — Class A	8,700	133,806
Vail Resorts, Inc.*	3,415	128,131
Monro Muffler Brake, Inc.	2,490	114,814
Lululemon Athletica, Inc.*	2,560	114,483
Oxford Industries, Inc.	4,620	109,864
Select Comfort Corp.*	12,900	87,462
McCormick & Schmick’s Seafood Restaurants, Inc.*	10,090	78,500

Total Consumer Discretionary		2,701,679

Health Care - 17.4%
Martek Biosciences Corp.*	10,420	235,804
Endo Pharmaceuticals Holdings, Inc.*	6,690	222,375
Hill-Rom Holdings, Inc.	6,180	221,799
Haemonetics Corp.*	3,605	211,001
Perrigo Co.	3,180	204,220
Parexel International Corp.*	7,500	173,475
Integra LifeSciences Holdings Corp.*	4,230	166,916
Natus Medical, Inc.*	10,950	159,542
Mednax, Inc.*	2,970	158,301
Wright Medical Group, Inc.*	8,050	116,001

	Shares	Value

Health Management Associates,
Inc. — Class A*	14,820	$113,521
BioMarin Pharmaceutical, Inc.*	5,000	111,750
Halozyme Therapeutics, Inc.*	11,660	89,899
Clarient, Inc.*	24,150	81,627
Human Genome Sciences, Inc.*	2,630	78,348
Obagi Medical Products, Inc.*	6,420	67,410
CardioNet, Inc.*	12,550	56,601
Angiodynamics, Inc.*	3,660	55,778
Momenta Pharmaceuticals, Inc.*	3,300	49,665

Total Health Care		2,574,033

Industrials - 16.8%
Bucyrus International, Inc. — Class A	4,410	305,834
BE Aerospace, Inc.*	8,740	264,909
IDEX Corp.	7,160	254,251
Regal-Beloit Corp.	4,040	237,108
Roper Industries, Inc.	3,540	230,737
Pentair, Inc.	6,520	219,267
Wabtec Corp.	3,460	165,353
Kansas City Southern*	4,015	150,201
Pall Corp.	3,240	134,914
Aecom Technology Corp.*	5,560	134,886
Towers Watson & Co. — Class A	2,620	128,852
Interface, Inc. — Class A	8,620	122,663
DigitalGlobe, Inc.*	2,730	82,992
ICF International, Inc.*	1,790	44,875

Total Industrials		2,476,842

Financials - 5.8%
HCC Insurance Holdings, Inc.	9,390	244,985
Commerce Bancshares, Inc.	4,820	181,184
Stifel Financial Corp.*	3,670	169,884
TCF Financial Corp.	8,540	138,263
Cardtronics, Inc.*	8,300	128,069

Total Financials		862,385

Energy - 4.9%
Alpha Natural Resources, Inc.*	5,290	217,684
Oil States International, Inc.*	4,630	215,526
Superior Energy Services, Inc.*	6,190	165,211
Bill Barrett Corp.*	3,370	121,320

Total Energy		719,741

Materials - 4.0%
Solutia, Inc.*	12,000	192,240
Kaiser Aluminum Corp.	3,590	153,616
Silgan Holdings, Inc.	4,490	142,333
Cliffs Natural Resources, Inc.	1,600	102,272

Total Materials		590,461

Consumer Staples - 3.1%
Diamond Foods, Inc.	5,050	207,000
TreeHouse Foods, Inc.*	3,440	158,584
J&J Snack Foods Corp.	2,040	85,537

Total Consumer Staples		451,121

The accompanying notes are an integral part of the financial statements.	THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT	|	81

SCHEDULE OF INVESTMENTS (concluded) September 30, 2010	Rydex|SGI Equity Fund Small Cap Growth Fund

	Shares	Value

Utilities - 2.2%
ITC Holdings Corp.	2,770	$172,433
NorthWestern Corp.	5,550	158,175

Total Utilities		330,608

Telecommunication Services - 1.4%
SBA Communications Corp. —
Class A*	5,000	201,500

Total Common Stocks
(Cost $11,557,346)		14,453,292

Total Investments - 97.9%
(Cost $11,557,346)		$14,453,292

Cash & Other Assets,
Less Liabilities - 2.1%		311,711

Total Net Assets - 100.0%		$14,765,003

*	Non-income producing security.

†	Value determined based on Level 1 inputs — See Note 9.

ADR — American Depositary Receipt.
82	|	THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT	The accompanying notes are an integral part of the financial statements.

Rydex|SGI Equity Fund Small Cap Growth Fund
STATEMENT OF ASSETS
AND LIABILITIES
September 30, 2010

Assets:
Investments, at value*	$14,453,292
Cash	318,393
Receivables:
Fund shares sold	801
Securities sold	161,202
Dividends	3,315
Prepaid expenses	20,974

Total assets	14,957,977

Liabilities:
Payable for:
Securities purchased	92,798
Fund shares redeemed	67,895
Management fees	10,016
Custodian fees	1,887
Transfer agent/maintenance fees	2,064
Administration fees	1,119
Professional fees	9,030
12b-1 distribution plan fees	4,698
Directors’ fees	535
Other	2,932

Total liabilities	192,974

Net assets	$14,765,003

Net assets consist of:
Paid in capital	$18,600,445
Accumulated net realized loss on investments	(6,731,388)
Net unrealized appreciation on investments	2,895,946

Net assets	$14,765,003

A-Class:
Capital shares outstanding
(unlimited number of shares authorized)	967,214
Net assets	$11,847,441
Net asset value and redemption price per share	$12.25

Maximum offering price per share (net asset value divided by 94.25%)	$13.00

B-Class:
Capital shares outstanding
(unlimited number of shares authorized)	130,725
Net assets	$1,418,823
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$10.85

C-Class:
Capital shares outstanding
(unlimited number of shares authorized)	135,488
Net assets	$1,498,739
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$11.06

*Investments, at cost	$11,557,346
STATEMENT OF
OPERATIONS
For the Year Ended September 30, 2010

Investment Income:
Dividends	$101,598
Interest	140

Total investment income	101,738

Expenses:
Management fees	122,319
Transfer agent/maintenance fees	87,581
Administration fees	25,866
Custodian fees	3,551
Directors’ fees	1,355
Professional fees	9,410
Reports to shareholders	2,277
Registration fees	33,830
Other	3,267
12b-1 distribution fees - A-Class	28,244
12b-1 distribution fees - B-Class	15,943
12b-1 distribution fees - C-Class	14,986

Total expenses	348,629

Net investment loss	(246,891)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	2,427,963

Net realized gain	2,427,963

Net change in unrealized appreciation
(depreciation) on:
Investments	(19,339)

Net change in unrealized appreciation
(depreciation)	(19,339)

Net realized and unrealized gain	2,408,624

Net increase in net assets resulting from operations	$2,161,733

The accompanying notes are an integral part of the financial statements.	THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT	|	83

STATEMENTS OF CHANGES IN NET ASSETS	Rydex|SGI Equity Fund Small Cap Growth Fund

	Year Ended	Year Ended
	September 30,	September 30,
	2010	2009

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(246,891)	$(267,291)
Net realized gain (loss) on investments	2,427,963	(5,298,229)
Net change in unrealized appreciation (depreciation) on investments	(19,339)	3,555,194

Net increase (decrease) in net assets resulting from operations	2,161,733	(2,010,326)

Distributions to shareholders from:
Net realized gains
A-Class	—	(68,412)
B-Class	—	(15,241)
C-Class	—	(14,153)

Total distributions to shareholders	—	(97,806)

Capital share transactions:
Proceeds from sale of shares
A-Class	7,166,260	2,029,895
B-Class	126,073	248,049
C-Class	164,394	317,482
Distributions reinvested
A-Class	—	67,918
B-Class	—	15,032
C-Class	—	14,129
Cost of shares redeemed
A-Class	(7,013,788)	(3,116,009)
B-Class	(691,365)	(805,709)
C-Class	(397,619)	(820,807)

Net decrease from capital share transactions	(646,045)	(2,050,020)

Net increase (decrease) in net assets	1,515,688	(4,158,152)

Net assets:
Beginning of year	13,249,315	17,407,467

End of year	$14,765,003	$13,249,315

Accumulated net investment loss at end of year	$—	$—

Capital share activity:
Shares sold
A-Class	641,027	233,845
B-Class	12,444	32,329
C-Class	16,059	41,277
Shares issued from reinvestment of distributions
A-Class	—	8,334
B-Class	—	2,056
C-Class	—	1,894
Shares redeemed
A-Class	(617,198)	(384,736)
B-Class	(69,069)	(107,295)
C-Class	(38,473)	(106,372)

Total capital share activity	(55,210)	(278,668)

84	|	THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT	The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS	Rydex|SGI Equity Fund Small Cap Growth Fund
This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended		Year Ended	Year Ended	Year Ended		Year Ended
	September 30,		September 30,	September 30,	September 30,		September 30,
A-Class	2010		2009	2008	2007		2006
Per Share Data
Net asset value, beginning of period	$10.56		$11.43	$18.53	$15.63		$15.76

Income (loss) from investment operations:
Net investment loss[a]	(0.18)		(0.18)	(0.24)	(0.23)		(0.23)
Net gain (loss) on investments (realized and unrealized)	1.87		(0.63)	(5.55)	3.13		0.10

Total from investment operations	1.69		(0.81)	(5.79)	2.90		(0.13)

Less distributions from:
Net realized gains	—		(0.06)	(1.31)	—		—

Total distributions	—		(0.06)	(1.31)	—		—

Net asset value, end of period	$12.25		$10.56	$11.43	$18.53		$15.63

Total Return[b]	16.00%		(6.89% )	(33.25% )	18.55%		(0.82%	)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,847		$9,966	$12,414	$45,430		$45,451

Ratios to average net assets:
Net investment loss	(1.55%	)	(2.04% )	(1.59% )	(1.32%	)	(1.46%	)
Total expenses[c]	2.26%		2.67%	1.98%	1.80%		2.01%
Net expenses[d]	2.26%		2.60%	1.98%	1.80%		2.01%

Portfolio turnover rate	112%		200%	169%	145%		136%

	Year Ended		Year Ended	Year Ended	Year Ended		Year Ended
	September 30,		September 30,	September 30,	September 30,		September 30,
B-Class	2010		2009	2008	2007		2006
Per Share Data
Net asset value, beginning of period	$9.43		$10.28	$16.92	$14.38		$14.60

Income (loss) from investment operations:
Net investment loss[a]	(0.23)		(0.21)	(0.32)	(0.33)		(0.36)
Net gain (loss) on investments (realized and unrealized)	1.65		(0.58)	(5.01)	2.87		0.14

Total from investment operations	1.42		(0.79)	(5.33)	2.54		(0.22)

Less distributions from:
Net realized gains	—		(0.06)	(1.31)	—		—

Total distributions	—		(0.06)	(1.31)	—		—

Net asset value, end of period	$10.85		$9.43	$10.28	$16.92		$14.38

Total Return[b]	15.06%		(7.47% )	(33.72% )	17.66%		(1.51%	)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,419		$1,766	$2,675	$5,792		$5,919

Ratios to average net assets:
Net investment loss	(2.30%	)	(2.77% )	(2.42% )	(2.07%	)	(2.31%	)
Total expenses[c]	3.02%		3.41%	2.82%	2.56%		2.79%
Net expenses[d]	3.02%		3.33%	2.82%	2.56%		2.79%

Portfolio turnover rate	112%		200%	169%	145%		136%
The accompanying notes are an integral part of the financial statements.	THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT	|	85

FINANCIAL HIGHLIGHTS (concluded)	Rydex|SGI Equity Fund Small Cap Growth Fund
This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended		Year Ended	Year Ended	Year Ended		Year Ended
	September 30,		September 30,	September 30,	September 30,		September 30,
C-Class	2010		2009	2008	2007		2006
Per Share Data
Net asset value, beginning of period	$9.61		$10.48	$17.23	$14.64		$14.88

Income (loss) from investment operations:
Net investment loss[a]	(0.24)		(0.22)	(0.33)	(0.33)		(0.35)
Net gain (loss) on investments (realized and unrealized)	1.69		(0.59)	(5.11)	2.92		0.11

Total from investment operations	1.45		(0.81)	(5.44)	2.59		(0.24)

Less distributions from:
Net realized gains	—		(0.06)	(1.31)	—		—

Total distributions	—		(0.06)	(1.31)	—		—

Net asset value, end of period	$11.06		$9.61	$10.48	$17.23		$14.64

Total Return[b]	15.09%		(7.51% )	(33.76% )	17.69%		(1.61%	)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,499		$1,518	$2,318	$3,964		$4,304

Ratios to average net assets:
Net investment loss	(2.31%	)	(2.77% )	(2.43% )	(2.07%	)	(2.29%	)
Total expenses[c]	3.02%		3.40%	2.83%	2.56%		2.79%
Net expenses[d]	3.02%		3.33%	2.83%	2.56%		2.79%

Portfolio turnover rate	112%		200%	169%	145%		136%

[a]	Net investment income (loss) was computed using average shares outstanding throughout the period.

[b]	Total return information does not reflect deduction of any sales charges imposed at the time of purchase for A-Class shares or upon redemption for B-Class and C-Class shares.

[c]	Total expense information reflects expense ratios absent expense reductions by the Investment Manager, as applicable.

[d]	Net expense information reflects the expense ratios after voluntary expense waivers and reimbursements and before custodian earnings credits, as applicable.
86	|	THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT	The accompanying notes are an integral part of the financial statements.

MANAGER’S COMMENTARY September 30, 2010
Advised by:

To Our Shareholders:
For the fiscal year ended September 30, 2010, the Rydex|SGI Equity Fund-Small Cap Value Fund gained 11.53%1. The Fund’s benchmark, the Russell 2000® Value Index, was slightly better during the period with an increase of 11.84%.
The development of the Small Cap Value strategy was a natural extension of our long-term success with the Mid Cap Value Fund. The same portfolio manager and research team manage the Fund using the same approach, but focusing on small-capitalization companies. We seek companies that can increase shareholders’ return on capital and then hold them over three to five years to capture long-term improvements in profitability. We focus on investing in companies rather than securities and the size of the holding is reflective of our confidence in the opportunity.
Industrials and Financials Top Performers
The Fund benefited from strong performance in Industrials and Financials. Both sectors performed well due to stock selection while the Financials sector also benefited due to a large underweight position.
Overall, the Industrials sector had a significant overweight position with 25.0% of total portfolio assets compared to a weighting of 16.0% for the Index. Power-One, a 1.8% weight, soared 366.2% during the fiscal year. GeoEye Inc. and Insituform Technologies Inc. (Cl A) were both solid weightings of over 2%, and gained 51.0% and 26.5%, respectively. Other securities that performed well include Quixote Corp. and DynCorp International Inc. (Cl A).
The portfolio’s Financials sector was a large underweight position, 14.2% compared to a 36.1% weight for the Index. As a whole, portfolio holdings in the sector outperformed those in the Index 15.7% to 9.8%. Portfolio leaders were Euronet Worldwide Inc. and Horace Mann Educators Corp., with returns of 38.4% and 30.1%, respectively. Other contributors included The Hanover Insurance Group Inc., Investors Real Estate Trust, and First Potomac Realty Trust.
Energy and Information Technology Disappoint
Detractors from performance due to stock selection occurred in the Energy and Information Technology sectors.
The portfolio had a double weight in Energy, 11.6% compared to a 5.4% weight for the Index. In addition, those holdings dropped 10.4% during the period while the sector in the Index gained 3.8%. Global Industries Ltd., a 1.9% position, dropped 42.4% during the period. Goodrich Petroleum Corp. was down 43.6% while GMX Resources Inc. and Vantage Drilling Co. were off 45.2% and 33.3%, respectively.
Holdings in the Information Technology sector lost 2.1% as the Index for the sector was up 9.4%. Maxwell Technologies Inc., a 1.8% weight, lost 20.7% while Satyam Computer Services Ltd. was down 40.9%. Other holdings hurting portfolio performance included ADPT Corp. and IXYS Corp.
Market Outlook
While there are indications that the economy may be stabilizing from a macroeconomic standpoint, the economy and markets remain uncertain with contradictory information. We recognize that these are unprecedented times and therefore intend to remain focused and disciplined.
As with our Large Cap Value Fund and Mid Cap Value Fund, the core investment approach and rigorous bottom-up analysis focusing on return on invested capital will continue to be our focus. We will continue to seek the best companies with solid financial statements that will be able to perform well over the next three to five year market cycle.

THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT	|	87

MANAGER’S COMMENTARY (concluded)

On behalf of Security Global Investors, I would like to thank you for trusting your investments with us. As always, we continue to do our best to seek the potential available in small capitalization companies.
Sincerely,
James P. Schier, CFA, Portfolio Manager

[1]	Performance figures are based on A-Class shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares. Fee waivers and/or reimbursements reduce Fund expenses and in the absence of such waivers, the performance quoted would be reduced.

Performance displayed represents past performance which is no guarantee of future results. Of course, Fund performance is subject to daily market volatility and may be better or worse since the end of the last quarter. For up-to-date Fund performance, call us at 800.820.0888 or visit www.rydex-sgi.com.

Russell 2000® Value Index – measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Rydex|SGI Funds are distributed by Rydex Distributors, LLC (RDL). Security Global InvestorsSM is the investment advisory arm of Security Benefit Corporation (Security Benefit). Security Global Investors consists of Security Global Investors, LLC, Security Investors, LLC and Rydex Investments. Rydex Investments is the primary business name for Rydex Advisors, LLC and Rydex Advisors II, LLC. Security Global Investors and RDL are affiliates and are subsidiaries of Security Benefit, which is wholly owned by Guggenheim SBC Holdings, LLC, a special purpose entity managed by Guggenheim Partners, LLC, a diversified financial services firm with more than $100 billion in assets under supervision.

Read each Fund’s prospectus and summary prospectus (if available) carefully before investing. It contains the Fund’s investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at www.rydex-sgi.com or call 800.820.0888.
88	|	THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT

PERFORMANCE SUMMARY September 30, 2010	Rydex|SGI Equity Fund Small Cap Value Fund (Unaudited)
PERFORMANCE
$10,000 Since Inception
This chart assumes a $10,000 investment in A-Class shares of Small Cap Value Fund on July 11, 2008 (date of inception), reflects deduction of the maximum front-end sales charge of 5.75% and assumes all dividends are reinvested. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. The Russell 2000® Value Index is an unmanaged index that measures the performance of securities of small to mid cap U.S. companies with lower price-to-book ratios and lower forecasted growth values.

AVERAGE ANNUAL RETURNS
PERIODS ENDED 9/30/10
		SINCE
		INCEPTION
	1 YEAR	(07/11/08)
A-Class Shares	11.53%	23.19%
A-Class Shares with sales charge	5.10%	19.95%
C-Class Shares	10.94%	22.36%
C-Class Shares with CDSC	9.94%	22.36%
Institutional Class Shares	11.80%	23.49%

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for A-Class shares or the CDSC of 1% for C-Class shares, as applicable, except where noted. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of shares. Such figures would be lower if the maximum sales charge and any applicable taxes were deducted. Fee waivers and/or reimbursements reduced expenses of the Fund and in the absence of such waivers, the performance quoted would be reduced.

Portfolio Composition by Sector
Common Stocks
Consumer Discretionary	12.0%
Consumer Staples	5.6%
Energy	10.5%
Financials	15.2%
Health Care	1.9%
Industrials	20.1%
Information Technology	19.1%
Materials	9.2%
Utilities	1.2%
Convertible Preferred Stock	0.1%
Warrants	0.1%
Cash & Other Assets,
Less Liabilities	5.0%

Total Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.	THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT	|	89

SCHEDULE OF INVESTMENTS September 30, 2010	Rydex|SGI Equity Fund Small Cap Value Fund

	SHARES	VALUE

COMMON STOCKS† - 94.8%

Industrials - 20.1%
GeoEye, Inc.*	6,310	$255,430
Insituform Technologies, Inc. — Class A*	6,840	165,391
Force Protection, Inc.*	29,380	148,075
ICF International, Inc.*	5,670	142,147
Administaff, Inc.	4,320	116,338
Saia, Inc.*	7,450	111,228
General Cable Corp.*	3,900	105,768
Navigant Consulting, Inc.*	8,850	102,926
Orbital Sciences Corp.*	6,376	97,553
LaBarge, Inc.*	7,470	93,300
Celadon Group, Inc.*	6,112	84,407
Trex Company, Inc.*	4,410	84,099
Flow International Corp.*	27,662	72,751
Ceradyne, Inc.*	1,800	42,030
FTI Consulting, Inc.*	847	29,382
United Stationers, Inc.*	491	26,273

Total Industrials		1,677,098

Information Technology - 19.1%
Power-One, Inc.*	17,990	163,529
Insight Enterprises, Inc.*	10,090	157,808
Maxwell Technologies, Inc.*	10,530	153,843
IXYS Corp.*	14,460	138,093
Standard Microsystems Corp.*	5,493	125,295
CACI International, Inc. — Class A*	2,530	114,508
Quantum Corp.*	49,948	105,890
Satyam Computer Services, Ltd. ADR*	26,288	102,260
Harmonic, Inc.*	14,170	97,489
Silicon Graphics International Corp.*	11,635	90,288
Euronet Worldwide, Inc.*	4,060	73,039
Methode Electronics, Inc.	7,884	71,587
Perficient, Inc.*	6,110	55,845
Symmetricom, Inc.*	8,380	47,934
Global Cash Access Holdings, Inc.*	10,798	44,056
FEI Co.*	2,140	41,880

Total Information Technology		1,583,344

Financials - 15.2%
Hanover Insurance Group, Inc.	4,620	217,140
Horace Mann Educators Corp.	9,420	167,488
Fifth Street Finance Corp.	12,910	143,817
Associated Banc-Corp	8,664	114,278
1st Source Corp.	5,850	101,556
Employers Holdings, Inc.	5,510	86,893
Reinsurance Group of America, Inc. — Class A	1,730	83,542
Old National Bancorp	7,499	78,740
Bancfirst Corp.	1,340	54,216
Lexington Realty Trust	7,320	52,411
Heritage Financial Corp.*	3,590	50,260

	SHARES	VALUE

First Potomac Realty Trust	3,350	$50,250
Redwood Trust, Inc.	2,430	35,138
First Marblehead Corp.*	7,921	18,535
Whitney Holding Corp.	396	3,235

Total Financials		1,257,499

Consumer Discretionary - 12.0%
Cabela’s, Inc.*	11,239	213,316
Chico’s FAS, Inc.	14,000	147,280
Maidenform Brands, Inc.*	5,050	145,692
Smith & Wesson Holding Corp.*	37,140	132,218
Brown Shoe Company, Inc.	10,890	124,908
Penn National Gaming, Inc.*	3,520	104,227
Scholastic Corp.	2,030	56,475
Conn’s, Inc.*	10,810	50,267
Fred’s, Inc. — Class A	1,900	22,420
Columbia Sportswear Co.	24	1,403

Total Consumer Discretionary		998,206

Energy - 10.5%
Tesco Corp.*	15,940	191,759
Southern Union Co.[1]	7,690	185,021
Global Industries Ltd.*	30,452	166,572
USEC, Inc.*	22,520	116,879
Gulfport Energy Corp.*	5,965	82,556
Goodrich Petroleum Corp.*	4,504	65,623
Kodiak Oil & Gas Corp.*	17,290	58,613

Total Energy		867,023

Materials - 9.2%
Louisiana-Pacific Corp.*	29,920	226,494
Myers Industries, Inc.	16,460	141,391
Landec Corp.*	19,560	121,468
Zoltek Companies, Inc.*	9,470	92,048
LSB Industries, Inc.*	4,680	86,908
Clearwater Paper Corp.*	700	53,256
HB Fuller Co.	1,970	39,144

Total Materials		760,709

Consumer Staples - 5.6%
Elizabeth Arden, Inc.*	9,220	184,308
Orchids Paper Products Co.*	7,864	113,635
Winn-Dixie Stores, Inc.*	11,870	84,633
Smart Balance, Inc.*	21,240	82,411

Total Consumer Staples		464,987

Health Care - 1.9%
RehabCare Group, Inc.*	4,160	84,115
Mednax, Inc.*	1,410	75,153

Total Health Care		159,268

Utilities - 1.2%
NorthWestern Corp.[1]	3,540	100,890

Total Common Stocks (Cost $7,524,211)		7,869,024

90	|	THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT	The accompanying notes are an integral part of the financial statements.

SCHEDULE OF INVESTMENTS (concluded) September 30, 2010	Rydex|SGI Equity Fund Small Cap Value Fund

	SHARES	VALUE

CONVERTIBLE PREFERRED STOCK†† - 0.1%
Thermoenergy Corp.*,2,3	6,250	$5,475

Total Convertible Preferred Stock (Cost $5,968)		5,475

WARRANT†† - 0.1%
Thermoenergy Corp.[2] $0.30, 07/31/15	100,000	8,060

Total Warrant (Cost $9,032)		8,060

Total Investments - 95.0% (Cost $7,539,211)		$7,882,559

	CONTRACTS
OPTIONS WRITTEN† - 0.0%
Put Options on:
North American Energy Partners, Inc.
Expiring November 2010
with strike price of $7.50	8	(240)
Brinker International, Inc.
Expiring January 2011
with strike price of $17.50	9	(1,080)

Total Options Written (Premiums received $1,946)		(1,320)

Cash & Other Assets, Less Liabilities - 5.0%		415,310

Total Net Assets - 100.0%		$8,296,549

*	Non-income producing security.

†	Value determined based on Level 1 inputs — See Note 9.

††	Value determined based on Level 2 inputs — See Note 9.

[1]	Security is segregated as collateral for open written option contracts.

[2]	Security was fair valued by the Valuation Committee at September 30, 2010. The total market value of fair valued securities amounts to $13,535, (cost $15,000) or 0.1% of total net assets.

[3]	PIPE (Private Investment in Public Equity) — Stock issued by a company in the secondary market as a means of raising capital more quickly and less expensively than through registration of a secondary public offering.

ADR — American Depositary Receipt.
The accompanying notes are an integral part of the financial statements.	THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT	|	91

Rydex|SGI Equity Fund Small Cap Value Fund
STATEMENT OF ASSETS
AND LIABILITIES

September 30, 2010

Assets:
Investments, at value*	$7,882,559
Cash	177,315
Receivables:
Fund shares sold	256,975
Dividends	4,660
Due from Security Investors	9,814
Prepaid expenses	19,464

Total assets	8,350,787

Liabilities:
Written options, at value**	1,320
Payable for:
Securities purchased	29,431
Fund shares redeemed	1,805
Management fees	6,265
Transfer agent/maintenance fees	2,509
Administration fees	595
Professional fees	6,575
12b-1 distribution plan fees	2,180
Directors’ fees	343
Other	3,215

Total liabilities	54,238

Net assets	$8,296,549

Net assets Consist Of:
Paid in capital	$7,324,020
Accumulated net realized gain on investments	628,555
Net unrealized appreciation on investments	343,974

Net assets	$8,296,549

A-Class:
Capital shares outstanding
(unlimited number of shares authorized)	432,532
Net assets	$6,208,970
Net asset value and redemption price per share	$14.35

Maximum offering price per share (net asset value divided by 94.25%)	$15.23

C-Class:
Capital shares outstanding
(unlimited number of shares authorized)	95,741
Net assets	$1,353,244
Net asset value, offering and redemption price
per share (excluding any applicable
contingent deferred sales charge)	$14.13

Institutional Class:
Capital shares outstanding
(unlimited number of shares authorized)	50,881
Net assets	$734,335
Net asset value, offering and redemption price
per share	$14.43

* Investments, at cost	$7,539,211
** Premiums received for written options	$1,946
STATEMENT OF
OPERATIONS

For the Year Ended September 30, 2010

Investment Income:
Dividends	$74,959
Interest	137

Total investment income	75,096

Expenses:
Management fees	78,268
Transfer agent/maintenance fees	21,303
Administration fees	19,331
Custodian fees	8,399
Directors’ fees	857
Professional fees	7,547
Reports to shareholders	2,390
Registration fees	31,893
Other	2,540
12b-1 distribution fees - A-Class	15,132
12b-1 distribution fees - C-Class	10,109

Total expenses	197,769
Reimbursement of expenses	(90,347)

Net expenses	107,422

Net investment loss	(32,326)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	674,245
Options written	46,027

Net realized gain	720,272

Net change in unrealized appreciation
(depreciation) on:
Investments	(373,923)
Options written	(3,065)

Net change in unrealized appreciation (depreciation)	(376,988)
Net realized and unrealized gain	343,284

Net increase in net assets resulting from operations	$310,958

92	|	THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT	The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS	Rydex|SGI Equity Fund Small Cap Value Fund

	Year Ended	Year Ended
	September 30,	September 30,
	2010	2009

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(32,326)	$(10,392)
Net realized gain on investments	720,272	151,123
Net change in unrealized appreciation (depreciation) on investments	(376,988)	654,339

Net increase in net assets resulting from operations	310,958	795,070

Distributions to shareholders from:
Net realized gains
A-Class	(152,192)	(37,409)
C-Class	(21,874)	(26,547)
Institutional Class	(21,435)	(20,967)

Total distributions to shareholders	(195,501)	(84,923)

Capital share transactions:
Proceeds from sale of shares
A-Class	12,456,244	2,415,545
C-Class	692,236	242,210
Institutional Class	157,271	144,125
Distributions reinvested
A-Class	150,268	37,409
C-Class	21,874	26,547
Institutional Class	13,598	20,967
Cost of shares redeemed
A-Class	(9,619,034)	(126,867)
C-Class	(143,145)	(59,944)
Institutional Class	(131,908)	(340)

Net increase from capital share transactions	3,597,404	2,699,652

Net increase in net assets	3,712,861	3,409,799

Net assets:
Beginning of year	4,583,688	1,173,889

End of year	$8,296,549	$4,583,688

Accumulated net investment loss at end of year	$—	$—

Capital share activity:
Shares sold
A-Class	911,652	216,245
C-Class	51,089	23,833
Institutional Class	11,908	11,584
Shares issued from reinvestment of distributions
A-Class	11,497	4,545
C-Class	1,693	3,234
Institutional Class	1,036	2,545
Shares redeemed
A-Class	(735,798)	(10,413)
C-Class	(11,124)	(7,117)
Institutional Class	(9,494)	(31)

Total capital share activity	232,459	244,425

The accompanying notes are an integral part of the financial statements.	THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT	|	93

1

FINANCIAL HIGHLIGHTS	Rydex|SGI Equity Fund Small Cap Value Fund
This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,
A-Class	2010	2009	2008	[a]
Per Share Data
Net asset value, beginning of period	$13.24	$11.48	$10.00

Income (loss) from investment operations:
Net investment income (loss)[b]	(0.05)	(0.05)	—
Net gain on investments (realized and unrealized)	1.54	2.44	1.48

Total from investment operations	1.49	2.39	1.48

Less distributions from:
Net realized gains	(0.38)	(0.63)	—

Total distributions	(0.38)	(0.63)	—

Net asset value, end of period	$14.35	$13.24	$11.48

Total Return[c]	11.53%	24.15%	14.80%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,209	$3,245	$400

Ratios to average net assets:
Net investment loss	(0.34% )	(0.46% )	(0.19%	)
Total expenses[d]	2.45%	4.92%	6.10%
Net expenses[e]	1.30%	1.55%	1.55%

Portfolio turnover rate	140%	58%	86%

	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,
C-Class	2010	2009	2008	[a]
Per Share Data
Net asset value, beginning of period	$13.11	$11.46	$10.00

Income (loss) from investment operations:
Net investment loss[b]	(0.15)	(0.11)	(0.02)
Net gain on investments (realized and unrealized)	1.55	2.39	1.48

Total from investment operations	1.40	2.28	1.46

Less distributions from:
Net realized gains	(0.38)	(0.63)	—

Total distributions	(0.38)	(0.63)	—

Net asset value, end of period	$14.13	$13.11	$11.46

Total Return[c]	10.94%	23.16%	14.60%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,353	$709	$391

Ratios to average net assets:
Net investment loss	(1.09% )	(1.15% )	(0.94%	)
Total expenses[d]	3.22%	6.40%	6.88%
Net expenses[e]	2.05%	2.30%	2.30%

Portfolio turnover rate	140%	58%	86%
94	|	THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT	The accompanying notes are an integral part of the financial statements.

2

FINANCIAL HIGHLIGHTS (concluded)	Rydex|SGI Equity Fund Small Cap Value Fund
This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,
Institutional Class	2010	2009	2008	[a]
Per Share Data
Net asset value, beginning of period	$13.28	$11.49	$10.00

Income (loss) from investment operations:
Net investment income (loss)[b]	(0.01)	(0.01)	—
Net gain on investments (realized and unrealized)	1.54	2.43	1.49

Total from investment operations	1.53	2.42	1.49

Less distributions from:
Net realized gains	(0.38)	(0.63)	—

Total distributions	(0.38)	(0.63)	—

Net asset value, end of period	$14.43	$13.28	$11.49

Total Return	11.80%	24.40%	14.90%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$734	$630	$383

Ratios to average net assets:
Net investment income (loss)	(0.08% )	(0.14% )	0.06%
Total expenses[d]	2.21%	5.44%	5.90%
Net expenses[e]	1.05%	1.30%	1.30%

Portfolio turnover rate	140%	58%	86%

[a]	The Small Cap Value Fund was initially capitalized on July 11, 2008 with a net asset value of $10 per share. Percentage amounts for the period, except total return have been annualized.

[b]	Net investment income (loss) was computed using average shares outstanding throughout the period.

[c]	Total return information does not reflect deduction of any sales charges imposed at the time of purchase for A-Class shares or upon redemption for C-Class shares.

[d]	Total expense information reflects expense ratios absent expense reductions by the Investment Manager, as applicable.

[e]	Net expense information reflects the expense ratios after voluntary expense waivers and reimbursements and before custodian earnings credits, as applicable.
The accompanying notes are an integral part of the financial statements.	THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT	|	95

3

MANAGER’S COMMENTARY
September 30, 2010

Advised by:

To Our Shareholders:
For the fiscal year ended September 30, 2010, the Rydex|SGI Large Cap Value Fund–Large Cap Value Fund returned 5.46%1, underperforming the benchmark Russell 1000® Value Index’s return of 8.90% and the Fund’s peer group median return of 7.54%.
Our strategy is to buy companies that are trading at a significant discount to their intrinsic value. Our investment approach is a defined and disciplined process of three clear philosophical tenets that drive our investment decisions: a valuation focus, a long-term perspective and an opportunistic approach.
This investment process is fundamentally driven and quantitatively aided. We use proprietary screens to identify potential companies for investment and then perform rigorous fundamental analysis to identify the best ideas. Through this fundamental research, we determine an estimate of intrinsic value and thus a valuation target for each potential investment. We construct the portfolios based on the level of conviction generated by this bottom-up analysis and the upside/downside profile associated with each company.
Financials and Health Care Top Performers
The Fund’s Financials sector contributed to overall performance through a combination of an underweight allocation, 21.1% to 26.2%, and superior stock selection, even though the sector as a whole gained just 2.0% for the period. Berkshire Hathaway Inc. (Cl A), a 3.7% weight, was the leading holding with an increase of 23.3%. Regions Financial Corp., a 1.1% portfolio position, added to positive performance with a return of 17.8%. Other holdings contributing to the sector include Fifth Third Bancorp and Visa Inc.
As an equal-weighted sector, the Fund benefited from security selection in Health Care holdings. The sector for the Fund was up 14.5% compared to 11.9% for the Index. The sector’s greatest contributor was Hospira Inc., a 2.6% weight that gained 27.8% during the period.
The Information Technology and Energy sectors added to positive returns for the Fund.
Consumer Discretionary and Utilities Disappoint
The Fund suffered from poor stock selection in both the Consumer Discretionary and Utilities sectors.
The Fund’s holdings in the Consumer Discretionary sector underperformed those in the Index by gaining only 2.7% against a 21.3% increase in the benchmark. J.C. Penney Co. Inc., a 2.0% weight, lost 17.2% over the period. While the 2.2% position in Lowe’s Cos. gained 8.3%, it was still well below the overall return for the Index.
Holdings in the Fund’s Utilities sector lost 3.2% as the Index increased 13.6%, a nearly 17% difference. NRG Energy Inc., a 1.2% weight, dropped 26.1% over the 12-month period. The 3.6% weight in Edison International gained 6.2%, less than half the increase for the Index.
Other sectors in the portfolio contributing to negative performance include Industrials, Consumer Staples, and Telecommunications Services.
Market Outlook
Our bottom-up approach views opportunity in the context of the potential long-term impact on individual companies. Our focus is on applying a bottom-up approach to identifying individual companies with the ability to be substantially better
96	|	THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT

4

MANAGER’S COMMENTARY (concluded)

and have a positive impact on the portfolio over the next three to five years. We remain confident in our ability to uncover these companies.
Current markets reinforce that investing is a long-term pursuit that requires patience and a consistent approach. We recognize there are many investment fund alternatives available today and thank you for your business and the confidence you place in us.
Sincerely,
Mark Mitchell, CFA, Portfolio Manager

1	Performance figures are based on A-Class shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares. Fee waivers and/or reimbursements reduce Fund expenses and in the absence of such waivers, the performance quoted would be reduced.

Performance displayed represents past performance which is no guarantee of future results. Of course, Fund performance is subject to daily market volatility and may be better or worse since the end of the last quarter. For up-to-date Fund performance, call us at 800.820.0888 or visit www.rydex-sgi.com.

Russell 1000® Value Index – measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

Rydex|SGI Funds are distributed by Rydex Distributors, LLC (RDL). Security Global InvestorsSM is the investment advisory arm of Security Benefit Corporation (Security Benefit). Security Global Investors consists of Security Global Investors, LLC, Security Investors, LLC and Rydex Investments. Rydex Investments is the primary business name for Rydex Advisors, LLC and Rydex Advisors II, LLC. Security Global Investors and RDL are affiliates and are subsidiaries of Security Benefit, which is wholly owned by Guggenheim SBC Holdings, LLC, a special purpose entity managed by Guggenheim Partners, LLC, a diversified financial services firm with more than $100 billion in assets under supervision.

Read each Fund’s prospectus and summary prospectus (if available) carefully before investing. It contains the Fund’s investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at www.rydex-sgi.com or call 800.820.0888.
THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT	|	97

5

PERFORMANCE SUMMARY September 30, 2010	Rydex|SGI Large Cap Value Fund Large Cap Value Fund (Unaudited)
PERFORMANCE
$10,000 Over Ten Years
This chart assumes a $10,000 investment in A-Class shares of Large Cap Value Fund on September 30, 2000, reflects deduction of the maximum front-end sales charge of 5.75% and assumes all dividends are reinvested. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. The Russell 1000® Value Index is an unmanaged index representing the performance of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

AVERAGE ANNUAL RETURNS
PERIODS ENDED 9/30/10
(Inception 8/07/1944)
	1 YEAR	5 YEAR	10 YEAR
A-Class Shares	5.46%	0.75%	1.07%
A-Class Shares with sales charge	-0.60%	-0.43%	0.47%
B-Class Shares	5.78%	0.50%	0.53%
B-Class Shares with CDSC	0.78%	0.13%	0.53%
C-Class Shares	4.77%	-0.08%	0.23%
C-Class Shares with CDSC	3.77%	-0.08%	0.23%

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for A-Class shares or the CDSC of up to 5% for B-Class shares and 1% for C-Class shares, as applicable, except where noted. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of shares. Such figures would be lower if the maximum sales charge and any applicable taxes were deducted. Fee waivers and/or reimbursements reduced expenses of the Fund and in the absence of such waivers, the performance quoted would be reduced.

Portfolio Composition by Sector
Common Stocks
Consumer Discretionary	7.8%
Consumer Staples	8.8%
Energy	13.1%
Financials	15.6%
Health Care	8.6%
Industrials	15.1%
Information Technology	13.0%
Materials	3.3%
Telecommunication Services	1.4%
Utilities	4.5%
Exchange Traded Funds	3.9%
Cash & Other Assets,
Less Liabilities	4.9%

Total Net Assets	100.0%

98	|	THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT	The accompanying notes are an integral part of the financial statements.

1

SCHEDULE OF INVESTMENTS September 30, 2010	Rydex|SGI Large Cap Value Fund Large Cap Value Fund

	SHARES	VALUE

COMMON STOCKS† - 91.2%

Financials - 15.6%
AON Corp.	37,400	$1,462,714
U.S. Bancorp	61,332	1,325,997
Berkshire Hathaway, Inc. — Class A*,1	10	1,245,000
Wells Fargo & Co.	49,452	1,242,729
JPMorgan Chase & Co.	27,063	1,030,288
Bank of New York Mellon Corp.	35,300	922,389
BB&T Corp.	23,432	564,243
Regions Financial Corp.	74,900	544,523
First Marblehead Corp.*	74,421	174,145

Total Financials		8,512,028

Industrials - 15.1%
Equifax, Inc.	61,600	1,921,920
United Technologies Corp.	18,600	1,324,878
FedEx Corp.	14,400	1,231,200
Union Pacific Corp.	14,500	1,186,100
Parker Hannifin Corp.	13,400	938,804
Babcock & Wilcox Co.*	41,800	889,504
USG Corp.*	54,300	716,217

Total Industrials		8,208,623

Energy - 13.1%
Chevron Corp.	20,100	1,629,105
McDermott International, Inc.*	77,600	1,146,928
Williams Companies, Inc.	60,000	1,146,600
Exxon Mobil Corp.	15,300	945,387
Halliburton Co.	26,700	882,969
Chesapeake Energy Corp.	32,000	724,800
ConocoPhillips	11,000	631,730

Total Energy		7,107,519

Information Technology - 13.0%
Western Union Co.	115,600	2,042,652
Computer Sciences Corp.	27,200	1,251,200
Tyco Electronics Ltd.	41,450	1,211,169
Hewlett-Packard Co.	28,341	1,192,306
Synopsys, Inc.*	32,500	805,025
Visa, Inc. — Class A	7,400	549,524

Total Information Technology		7,051,876

Consumer Staples - 8.8%
Wal-Mart Stores, Inc.[1]	24,400	1,305,888
CVS Caremark Corp.	38,600	1,214,742
Costco Wholesale Corp.	14,300	922,207
Altria Group, Inc.	20,100	482,802
Philip Morris International, Inc.	8,100	453,762
Bunge Ltd.	6,900	408,204

Total Consumer Staples		4,787,605

	SHARES	VALUE

Health Care - 8.6%
Hospira, Inc.*	24,200	$1,379,642
Aetna, Inc.	42,400	1,340,264
Covidien plc	24,750	994,703
Medco Health Solutions, Inc.*	8,100	421,686
Merck & Company, Inc.	9,919	365,118
Genzyme Corp.*	2,400	169,896

Total Health Care		4,671,309

Consumer Discretionary - 7.8%
Lowe’s Companies, Inc.	75,300	1,678,437
Time Warner, Inc.	48,166	1,476,288
JC Penney Company, Inc.	39,000	1,060,020

Total Consumer Discretionary		4,214,745

Utilities - 4.5%
Edison International	54,300	1,867,377
NRG Energy, Inc.*	26,500	551,730

Total Utilities		2,419,107

Materials - 3.3%
Dow Chemical Co.	35,900	985,814
Bemis Company, Inc.	25,500	809,625

Total Materials		1,795,439

Telecommunication Services - 1.4%
Windstream Corp.	63,776	783,807

Total Common Stocks
(Cost $48,276,610)		49,552,058

EXCHANGE TRADED FUNDS† - 3.9%
iShares Russell 1000 Value Index Fund	18,000	1,061,820
iShares S&P 500 Value Index Fund	19,500	1,057,875

Total Exchange Traded Funds
(Cost $2,137,595)		2,119,695

Total Investments - 95.1%
(Cost $50,414,205)		$51,671,753

	CONTRACTS
OPTIONS WRITTEN† - 0.0%
Put Options on:
Wells Fargo & Co.
Expiring October 2010
with strike price of $27.00	75	(14,625)

Total Options Written
(Premiums received $22,541)		(14,625)

Cash & Other Assets, Less Liabilities - 4.9%		2,686,081

Total Net Assets - 100.0%		$54,343,209

*	Non-income producing security.

†	Value determined based on Level 1 inputs — See Note 9.

1	Security is segregated as collateral for open written option contracts. plc — Public Limited Company.
The accompanying notes are an integral part of the financial statements.	THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT	|	99

2

Rydex|SGI Large Cap Value Fund Large Cap Value Fund
STATEMENT OF ASSETS
AND LIABILITIES
September 30, 2010

Assets:
Investments, at value*	$51,671,753
Cash	3,104,986
Receivables:
Fund shares sold	1,985
Dividends	84,009
Due from Security Investors	20,496
Prepaid expenses	22,906

Total assets	54,906,135

Liabilities:
Written options, at value**	14,625
Payable for:
Securities purchased	458,811
Fund shares redeemed	20,340
Management fees	26,232
Custodian fees	267
Transfer agent/maintenance fees	4,794
Administration fees	3,877
Professional fees	9,191
12b-1 distribution plan fees	10,896
Directors’ fees	2,888
Other	11,005

Total liabilities	562,926

Net Assets	$54,343,209

Net assets consist of:
Paid in capital	$70,199,619
Undistributed net investment income	212,689
Accumulated net realized loss on investments	(17,334,563)
Net unrealized appreciation on investments	1,265,464

Net assets	$54,343,209

A-Class:
Capital shares outstanding
(unlimited number of shares authorized)	7,316,645
Net assets	$47,718,275
Net asset value and redemption price per share	$6.52

Maximum offering price per share (net asset value divided by 94.25%)	$6.92

B-Class:
Capital shares outstanding
(unlimited number of shares authorized)	684,276
Net assets	$4,132,266
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$6.04

C-Class:
Capital shares outstanding
(unlimited number of shares authorized)	405,549
Net assets	$2,492,668
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$6.15

* Investments, at cost	$50,414,205
** Premiums received for written options	$22,541
STATEMENT OF
OPERATIONS
For the Year Ended September 30, 2010

Investment Income:
Dividends	$833,610
Interest	922

Total investment income	834,532

Expenses:
Management fees	330,582
Transfer agent/maintenance fees	189,244
Administration fees	48,490
Custodian fees	2,273
Directors’ fees	4,699
Professional fees	16,711
Reports to shareholders	8,994
Registration fees	46,221
Other	32,565
12b-1 distribution fees - A-Class	110,912
12b-1 distribution fees - C-Class	26,224

Total expenses	816,915
Reimbursement of expenses	(204,444)

Net expenses	612,471

Net investment income	222,061

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(634,078)
Options written	46,816

Net realized loss	(587,262)

Net change in unrealized appreciation (depreciation) on:
Investments	3,647,506
Options written	7,916

Net change in unrealized appreciation (depreciation)	3,655,422

Net realized and unrealized gain	3,068,160

Net increase in net assets resulting from operations	$3,290,221

100	|	THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT	The accompanying notes are an integral part of the financial statements.

3

STATEMENTS OF CHANGES IN NET ASSETS	Rydex|SGI Large Cap Value Fund Large Cap Value Fund

	Year Ended	Year Ended
	September 30,	September 30,
	2010	2009

Increase (Decrease) In Net Assets From Operations:
Net investment income	$222,061	$414,061
Net realized loss on investments	(587,262)	(9,147,170)
Net change in unrealized appreciation (depreciation) on investments	3,655,422	(2,052,233)

Net increase (decrease) in net assets resulting from operations	3,290,221	(10,785,342)

Distributions to shareholders from:
Net investment income
A-Class	(355,258)	(503,278)
B-Class	(50,199)	(90,508)
Net realized gains
A-Class	—	(377,459)
B-Class	—	(49,025)
C-Class	—	(28,173)

Total distributions to shareholders	(405,457)	(1,048,443)

Capital share transactions:
Proceeds from sale of shares
A-Class	23,964,177	9,579,824
B-Class	1,414,615	2,086,370
C-Class	289,639	1,077,179
Distributions reinvested
A-Class	337,049	846,030
B-Class	49,907	138,477
C-Class	—	28,048
Cost of shares redeemed
A-Class	(17,125,261)	(29,267,639)
B-Class	(2,349,156)	(4,280,914)
C-Class	(1,060,910)	(1,844,593)

Net increase (decrease) from capital share transactions	5,520,060	(21,637,218)

Net increase (decrease) in net assets	8,404,824	(33,471,003)

Net assets:
Beginning of year	45,938,385	79,409,388

End of year	$54,343,209	$45,938,385

Undistributed net investment income at end of year	$212,689	$396,085

Capital share activity:
Shares sold
A-Class	3,793,694	1,952,259
B-Class	239,984	449,727
C-Class	47,138	222,048
Shares issued from reinvestment of distributions
A-Class	52,912	170,227
B-Class	8,473	29,908
C-Class	—	5,930
Shares redeemed
A-Class	(2,634,358)	(5,975,380)
B-Class	(395,240)	(934,814)
C-Class	(174,724)	(389,302)

Total capital share activity	937,879	(4,469,397)

The accompanying notes are an integral part of the financial statements.	THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT	|	101

4

FINANCIAL HIGHLIGHTS	Rydex|SGI Large Cap Value Fund Large Cap Value Fund
This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
A-Class	2010	2009	2008	2007	2006
Per Share Data
Net asset value, beginning of period	$6.23	$6.72	$9.18	$7.65	$6.78

Income (loss) from investment operations:
Net investment income[a]	0.03	0.05	0.05	0.04	0.01
Net gain (loss) on investments (realized and unrealized)	0.31	(0.45)	(2.14)	1.49	0.90

Total from investment operations	0.34	(0.40)	(2.09)	1.53	0.91

Less distributions from:
Net investment income	(0.05)	(0.05)	(0.04)	—	(0.04)
Net realized gains	—	(0.04)	(0.33)	—	—

Total distributions	(0.05)	(0.09)	(0.37)	—	(0.04)

Net asset value, end of period	$6.52	$6.23	$6.72	$9.18	$7.65

Total Return[b]	5.46%	(5.59% )	(23.45% )	20.04%	13.45%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$47,718	$38,008	$66,902	$79,998	$64,786

Ratios to average net assets:
Net investment income	0.46%	0.88%	0.68%	0.51%	0.17%
Total expenses[c]	1.59%	1.70%	1.36%	1.35%	1.49%
Net expenses[d]	1.18%	1.25%	1.25%	1.27%	1.49%

Portfolio turnover rate	29%	25%	48%	25%	54%

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	September 30,	September 30,	September 30,	September 30,		September 30,
B-Class	2010 [e]	2009 [e]	2008 [e]	2007	[e]	2006
Per Share Data
Net asset value, beginning of period	$5.78	$6.29	$8.58	$7.18		$6.38

Income (loss) from investment operations:
Net investment income (loss)[a]	0.04	0.06	0.07	(0.01)		(0.04)
Net gain (loss) on investments (realized and unrealized)	0.29	(0.46)	(2.02)	1.41		0.84

Total from investment operations	0.33	(0.40)	(1.95)	1.40		0.80

Less distributions from:
Net investment income	(0.07)	(0.07)	(0.01)	—		—
Net realized gains	—	(0.04)	(0.33)	—		—

Total distributions	(0.07)	(0.11)	(0.34)	—		—

Net asset value, end of period	$6.04	$5.78	$6.29	$8.58		$7.18

Total Return[b]	5.78%	(5.91% )	(23.39% )	19.50%		12.54%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,132	$4,802	$8,097	$13,784		$12,761

Ratios to average net assets:
Net investment income (loss)	0.68%	1.16%	0.93%	(0.08%	)	(0.58%	)
Total expenses[c]	1.33%	1.47%	1.11%	1.92%		2.26%
Net expenses[d]	0.94%	1.00%	1.00%	1.85%		2.26%

Portfolio turnover rate	29%	25%	48%	25%		54%
102	|	THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT	The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS (concluded)	Rydex|SGI Large Cap Value Fund Large Cap Value Fund
This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended		Year Ended	Year Ended	Year Ended		Year Ended
	September 30,		September 30,	September 30,	September 30,		September 30,
C-Class	2010		2009	2008	2007		2006
Per Share Data
Net asset value, beginning of period	$5.87		$6.35	$8.72	$7.31		$6.49

Income (loss) from investment operations:
Net investment income (loss)[a]	(0.02)		0.01	—	(0.02)		(0.04)
Net gain (loss) on investments (realized and unrealized)	0.30		(0.45)	(2.04)	1.43		0.86

Total from investment operations	0.28		(0.44)	(2.04)	1.41		0.82

Less distributions from:
Net realized gains	—		(0.04)	(0.33)	—		—

Total distributions	—		(0.04)	(0.33)	—		—

Net asset value, end of period	$6.15		$5.87	$6.35	$8.72		$7.31

Total Return[b]	4.77%		(6.80% )	(24.09% )	19.29%		12.63%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,493		$3,128	$4,410	$5,717		$3,536

Ratios to average net assets:
Net investment income (loss)	(0.31%	)	0.14%	(0.07% )	(0.23%	)	(0.60%	)
Total expenses[c]	2.33%		2.46%	2.11%	2.10%		2.25%
Net expenses[d]	1.94%		2.00%	2.00%	2.02%		2.25%

Portfolio turnover rate	29%		25%	48%	25%		54%

[a]	Net investment income (loss) was computed using average shares outstanding throughout the period.

[b]	Total return information does not reflect deduction of any sales charges imposed at the time of purchase for A-Class shares or upon redemption for B-Class and C-Class shares.

[c]	Total expense information reflects expense ratios absent expense reductions by the Investment Manager, as applicable.

[d]	Net expense information reflects the expense ratios after voluntary expense waivers and reimbursements and before custodian earnings credits, as applicable.

[e]	Effective August 1, 2007, B-Class shares ceased charging 12b-1 fees in accordance with FINRA (formerly NASD) sales cap regulations. Per share information reflects this change. This fee will be reinstated when sales exceed the sales cap limit.
The accompanying notes are an integral part of the financial statements.	THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT	|	103

MANAGER’S COMMENTARY
September 30, 2010

Advised by:

To Our Shareholders:
For the fiscal year ended September 30, 2010, the Rydex|SGI Large Cap Value Fund-Large Cap Value Institutional Fund gained 7.00%1, less than the 8.90% return of its benchmark, the Russell 1000® Value Index.
Our strategy is to buy companies that are trading at a significant discount to their intrinsic value. Our investment approach is a defined and disciplined process of three clear philosophical tenets that drive our investment decisions: a valuation focus, a long-term perspective and an opportunistic approach.
This investment process is fundamentally driven and quantitatively aided. We use proprietary screens to identify potential companies for investment and then perform rigorous fundamental analysis to identify the best ideas. Through this fundamental research, we determine an estimate of intrinsic value and a valuation target for each potential investment. We construct the portfolio based on the level of conviction generated by this bottom-up analysis and the upside/downside profile associated with each company.
Financials and Energy Top Performers
The Fund’s Financials sector contributed to overall performance through a combination of an underweight allocation, 21.3% to 26.2%, and superior stock selection, even though the sector as a whole gained just 1.6% for the period. Berkshire Hathaway Inc. (Cl A), a 3.3% weight, was the leading holding with an increase of 20.2%. Regions Financial Corp., a 1.1% portfolio position, added to positive performance with a return of 17.8%. Other holdings contributing to the sector include Fifth Third Bancorp and Visa Inc.
A slight underweight in the Fund’s Energy sector, 14.6% to 16.4%, added relative value to the portfolio. The largest contributor in the sector was Halliburton Co., a 2.9% weight, which gained 23.5%. Other securities in the sector benefiting the fund included Williams Cos. and Chevron Corp.
The Information Technology and Health Care sectors added to positive returns for the Fund.
Consumer Discretionary and Utilities Disappoint
The Fund suffered from poor stock selection in both the Consumer Discretionary and Utilities sectors.
The Fund’s holdings in the Consumer Discretionary sector underperformed those in the Index by gaining only 3.4% against a 21.3% increase in the benchmark. J.C. Penney Co. Inc., a 1.9% weight, lost 17.2% over the period. While the 2.4% position in Lowe’s Cos. gained 8.3%, it was still well below the overall return for the Index.
Holdings in the Fund’s Utilities sector lost 4.1% as the Index increased 13.6%, a nearly 18% difference. NRG Energy Inc., a 1.3% weight, dropped 26.1% over the 12-month period. The 3.4% weight in Edison International gained 6.2%, less than half the increase for the sector in the Index.
Other sectors in the portfolio contributing to negative performance include Industrials, Consumer Staples, and Telecommunications Services.
Market Outlook
Our bottom-up approach views opportunity in the context of the potential long-term impact on individual companies. Our focus is on applying a bottom-up approach to identifying individual companies with the ability to be substantially better and have a positive impact on the portfolio over the next three to five years. We remain confident in our ability to uncover these companies.
Current markets reinforce that investing is a long-term pursuit that requires patience and a consistent approach. We recognize there are many investment fund alternatives available today and thank you for your business and the confidence you place in us.
Sincerely,
Mark Mitchell, CFA, Portfolio Manager

104	|	THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT

MANAGER’S COMMENTARY (concluded)

[1]	Fee waivers and/or reimbursements reduce Fund expenses and in the absence of such waivers, the performance quoted would be reduced. Performance displayed represents past performance which is no guarantee of future results. Of course, Fund performance is subject to daily market volatility and may be better or worse since the end of the last quarter. For up-to-date Fund performance, call us at 800.820.0888 or visit www.rydex-sgi.com.

Russell 1000® Value Index – measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

Rydex|SGI Funds are distributed by Rydex Distributors, LLC (RDL). Security Global InvestorsSM is the investment advisory arm of Security Benefit Corporation (Security Benefit). Security Global Investors consists of Security Global Investors, LLC, Security Investors, LLC and Rydex Investments. Rydex Investments is the primary business name for Rydex Advisors, LLC and Rydex Advisors II, LLC. Security Global Investors and RDL are affiliates and are subsidiaries of Security Benefit, which is wholly owned by Guggenheim SBC Holdings, LLC, a special purpose entity managed by Guggenheim Partners, LLC, a diversified financial services firm with more than $100 billion in assets under supervision.

Read each Fund’s prospectus and summary prospectus (if available) carefully before investing. It contains the Fund’s investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at www.rydex-sgi.com or call 800.820.0888.
THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT	|	105

PERFORMANCE SUMMARY September 30, 2010	Rydex|SGI Large Cap Value Fund Large Cap Value Institutional Fund (Unaudited)
PERFORMANCE
$10,000 Since Inception
This chart assumes a $10,000 investment in shares of Large Cap Value Institutional Fund on July 11, 2008 (date of inception), and assumes all dividends are reinvested. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. The Russell 1000® Value Index is an unmanaged index representing the performance of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

AVERAGE ANNUAL RETURNS
PERIODS ENDED 9/30/10
		SINCE
		INCEPTION
	1 YEAR	(07/11/08)
Large Cap Value Institutional Fund	7.00%	-1.94%

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of shares. Such figures would be lower if the maximum sales charge and any applicable taxes were deducted. Fee waivers and/or reimbursements reduced expenses of the Fund and in the absence of such waivers, the performance quoted would be reduced.

Portfolio Composition by Sector

Common Stocks
Consumer Discretionary	7.4%
Consumer Staples	10.1%
Energy	14.1%
Financials	15.0%
Health Care	8.6%
Industrials	15.8%
Information Technology	13.8%
Materials	3.3%
Telecommunication Services	1.4%
Utilities	4.6%
Exchange Traded Funds	2.1%
Cash & Other Assets,
Less Liabilities	3.8%

Total Net Assets	100.0%

106	|	THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT	The accompanying notes are an integral part of the financial statements.

SCHEDULE OF INVESTMENTS September 30, 2010	Rydex|SGI Large Cap Value Fund Large Cap Value Institutional Fund

	Shares	Value

COMMON STOCKS† - 94.1%

Industrials - 15.8%
Equifax, Inc.	3,270	$102,023
United Technologies Corp.	1,030	73,367
Union Pacific Corp.	860	70,348
FedEx Corp.	800	68,400
Parker Hannifin Corp.	740	51,844
Babcock & Wilcox Co.*	2,035	43,305
USG Corp.*	3,090	40,757

Total Industrials		450,044

Financials - 15.0%
AON Corp.	1,870	73,136
U.S. Bancorp	3,041	65,746
Wells Fargo & Co.	2,543	63,906
Berkshire Hathaway, Inc. — Class B*,1	700	57,876
JPMorgan Chase & Co.	1,376	52,384
Bank of New York Mellon Corp.	1,800	47,034
BB&T Corp.	1,251	30,124
Regions Financial Corp.	3,500	25,445
First Marblehead Corp.*	3,412	7,984

Total Financials		423,635

Energy - 14.1%
Chevron Corp.	1,190	96,449
McDermott International, Inc.*	4,070	60,155
Williams Companies, Inc.	3,090	59,050
Exxon Mobil Corp.	920	56,847
Halliburton Co.	1,560	51,589
ConocoPhillips	660	37,904
Chesapeake Energy Corp.	1,600	36,240

Total Energy		398,234

Information Technology - 13.8%
Western Union Co.	6,640	117,329
Tyco Electronics Ltd.	2,410	70,420
Hewlett-Packard Co.	1,645	69,205
Computer Sciences Corp.	1,400	64,400
Synopsys, Inc.*	1,600	39,632
Visa, Inc. — Class A	400	29,704

Total Information Technology		390,690

Consumer Staples - 10.1%
Wal-Mart Stores, Inc.[1]	1,360	72,787
Costco Wholesale Corp.	1,040	67,070
CVS Caremark Corp.	1,960	61,681
Philip Morris International, Inc.	630	35,293
Altria Group, Inc.	1,100	26,422
Bunge Ltd.	400	23,664

Total Consumer Staples		286,917

	Shares	Value

Health Care - 8.6%
Hospira, Inc.*	1,360	$77,533
Aetna, Inc.	2,420	76,496
Covidien plc	1,350	54,257
Medco Health Solutions, Inc.*	480	24,989
Genzyme Corp.*	140	9,911

Total Health Care		243,186

Consumer Discretionary - 7.4%
Lowe’s Companies, Inc.	3,980	88,714
Time Warner, Inc.	2,240	68,656
JC Penney Company, Inc.	1,870	50,827

Total Consumer Discretionary		208,197

Utilities - 4.6%
Edison International	2,830	97,324
NRG Energy, Inc.*	1,600	33,312

Total Utilities		130,636

Materials - 3.3%
Dow Chemical Co.	1,950	53,547
Bemis Company, Inc.	1,300	41,275

Total Materials		94,822

Telecommunication Services - 1.4%
Windstream Corp.	3,130	38,468

Total Common Stocks
(Cost $2,494,672)		2,664,829

EXCHANGE TRADED FUNDS† - 2.1%
iShares Russell 1000 Value Index Fund	500	29,495
iShares S&P 500 Value Index Fund	540	29,295

Total Exchange Traded Funds
(Cost $58,197)		58,790

Total Investments - 96.2%
(Cost $2,552,869)		$2,723,619

	CONTRACTS

OPTIONS WRITTEN† - 0.0%
Put Options on:
Wells Fargo & Co.
Expiring October 2010
with strike price of $27.00	5	(975)

Total Options Written
(Premiums received $1,503)		(975)

Cash & Other Assets,
Less Liabilities - 3.8%		108,306

Total Net Assets - 100.0%		$2,830,950

*	Non-income producing security.

†	Value determined based on Level 1 inputs — See Note 9.

[1]	Security is segregated as collateral for open written option contracts.

plc — Public Limited Company.

The accompanying notes are an integral part of the financial statements.	THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT	|	107

Rydex|SGI Large Cap Value Fund Large Cap Value Institutional Fund
STATEMENT OF ASSETS
AND LIABILITIES
September 30, 2010

Assets:
Investments, at value*	$2,723,619
Cash	105,580
Receivables:
Dividends	4,484
Due from Security Investors	9,090
Prepaid expenses	10,863

Total assets	2,853,636

Liabilities:
Written options, at value**	975
Payable for:
Management fees	1,471
Administration fees	215
Transfer agent/maintenance fees	4,309
Custodian fees	223
Directors’ fees	118
Professional fees	7,978
Other	7,397

Total liabilities	22,686

Net assets	$2,830,950

Net assets consist of:
Paid in capital	$3,011,335
Undistributed net investment income	15,398
Accumulated net realized loss on investments	(367,061)
Net unrealized appreciation on investments	171,278

Net assets	$2,830,950

Capital shares authorized	unlimited
Capital shares outstanding	300,073
Net asset value per share
(net assets divided by shares outstanding)	$9.43

* Investments, at cost	$2,552,869
** Premiums received for written options	$1,503
STATEMENT OF
OPERATIONS
For the Year Ended September 30, 2010

Investment Income:
Dividends	$44,593
Interest	46

Total investment income	44,639

Expenses:
Management fees	18,163
Administration fees	17,610
Transfer agent/maintenance fees	19,008
Custodian fees	1,590
Directors’ fees	280
Professional fees	9,003
Reports to shareholders	4,510
Registration fees	15,990
Other	2,819

Total expenses	88,973
Reimbursement of expenses	(61,962)

Net expenses	27,011

Net investment income	17,628

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(46,438)
Options written	2,620

Net realized loss	(43,818)

Net change in unrealized appreciation
(depreciation) on:
Investments	210,131
Options written	528

Net change in unrealized appreciation (depreciation)	210,659

Net realized and unrealized gain	166,841

Net increase in net assets resulting
from operations	$184,469

108	|	THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT	The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS	Rydex|SGI Large Cap Value Fund Large Cap Value Institutional Fund

	Year Ended	Year Ended
	September 30,	September 30,
	2010	2009

Increase (Decrease) In Net Assets From Operations:
Net investment income	$17,628	$33,258
Net realized loss on investments	(43,818)	(280,294)
Net change in unrealized appreciation (depreciation) on investments	210,659	42,891

Net increase (decrease) in net assets resulting from operations	184,469	(204,145)

Distributions to shareholders from:
Net investment income	(23,939)	(19,621)

Total distributions to shareholders	(23,939)	(19,621)

Capital share transactions:
Proceeds from sale of shares	740,266	2,460,110
Dividends reinvested	23,939	19,622
Cost of shares redeemed	(811,428)	(2,416,519)

Net increase (decrease) from capital share transactions	(47,223)	63,213

Net increase (decrease) in net assets	113,307	(160,553)

Net assets:
Beginning of year	2,717,643	2,878,196

End of year	$2,830,950	$2,717,643

Undistributed net investment income at end of year	$15,398	$21,709

Capital share activity:
Shares sold	79,452	343,781
Shares issued from reinvestment of distributions	2,631	2,763
Shares redeemed	(87,551)	(340,533)

Total capital share activity	(5,468)	6,011

The accompanying notes are an integral part of the financial statements.	THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT	|	109

FINANCIAL HIGHLIGHTS	Rydex|SGI Large Cap Value Fund Large Cap Value Institutional Fund
This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,
	2010	2009	2008	[a]
Per Share Data
Net asset value, beginning of period	$8.89	$9.61	$10.00

Income (loss) from investment operations:
Net investment income[b]	0.06	0.09	0.03
Net gain (loss) on investments (realized and unrealized)	0.56	(0.76)	(0.42)

Total from investment operations	0.62	(0.67)	(0.39)

Less distributions from:
Net investment income	(0.08)	(0.05)	—

Total distributions	(0.08)	(0.05)	—

Net asset value, end of period	$9.43	$8.89	$ 9.61

Total Return	7.00%	(6.89% )	(3.90%	)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,831	$2,718	$2,878

Ratios to average net assets:
Net investment income	0.63%	1.22%	1.17%
Total expenses[c]	3.18%	2.37%	2.33%
Net expenses[d]	0.97%	0.98%	0.98%

Portfolio turnover rate	26%	45%	35%

[a]	The Large Cap Value Institutional Fund was initially capitalized on July 11, 2008 with a net asset value of $10 per share. Percentage amounts for the period, except total return, have been annualized.

[b]	Net investment income (loss) was computed using average shares outstanding throughout the period.

[c]	Total expense information reflects the expense ratios absent expense reductions by the Investment Manager, as applicable.

[d]	Net expense information reflects the expense ratios after voluntary expense waivers and reimbursements and before custodian earnings credits, as applicable.
110	|	THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT	The accompanying notes are an integral part of the financial statements.

MANAGER’S COMMENTARY
September 30, 2010

Advised by:

To Our Shareholders:
For the fiscal year ended September 30, 2010, the Rydex|SGI Mid Cap Growth Fund returned 12.54%1, underperforming the Russell Midcap® Growth Index’s return of 18.27% and its peer group median return of 16.08%.
The Fund uses a combination of a qualitative macroeconomic approach in reviewing growth trends that is based upon several fixed-income factors, such as bond spreads and interest rates, along with a quantitative fundamental bottom-up approach in selecting growth stocks. The manager chooses securities that it believes are attractively valued with the greatest potential for long-term growth of capital.
The manager seeks to identify securities of companies that are able to grow and reinvest in increasingly profitable ventures and hold them over three to five years to capture the best part of the improvements in profits or profitability. We target securities of companies that appear likely to generate above-average profitability at prices that do not reflect that potential.
Industrials and Energy Top Performers
The Fund’s holdings in the Industrials and Energy sectors led performance due to superior stock selection. The Industrials sector, a slight overweight position, beat the benchmark 28.2% to 19.6%. Overall, the Fund’s holdings in the Energy sector returned 17.8% compared with a loss of 1.18% for the Index.
Union Pacific Corp., a 2.1% position that was not in the Fund’s Index gained 42.6%. Dover Corp., another solid weighting at 3.2%, increased 38.0% during the period. Other holdings in the Industrials sector that performed well included Cummins Inc. and Goodrich Corp., which gained 40.2% and 37.9%, respectively.
Positions of more than 1% in Peabody Energy Corp. and Williams Cos. helped portfolio performance with returns of 14.3% and 13.5%, respectively. FMC
Technologies Inc. was a positive contributor with an increase of 26.4%. Another decision benefiting the Fund was not investing in Petrohawk Energy Corp., an Index holding that lost over 33% during the fiscal year.
Health Care, Information Technology, and Financials Disappoint
Security selection was the main factor in what hurt the Fund’s total return. The Fund’s Health Care sector lost 2.3% against a positive return of 18.5% for the Index. Information Technology holdings lagged the Index by 6% while the portfolio’s Financials holdings dropped 6.5% compared with an 11.9% gain for the benchmark.
Detracting from performance in the Health Care sector was Beckman Coulter Inc., a 1.5% weight, which lost 12.5%. Zimmer Holdings Inc., a 2.3% weight, was also down more than 12%. Community Health Systems Inc. lost 24.8% during the period.
In the Information Technology sector, CommScope Inc. dropped 34.5%. On Semiconductor Corp., a 1.2% weight, was off 3.76%, while McAfee Inc. decreased by 11.37%.
Several positions in the Financials sector hurt Fund performance. Comerica Inc. was down 14.1%, Western Union Co. by 12.8%, and BlackRock Inc. by 10.3%. The Fund held a 1.9% position in T. Rowe Price Group Inc., which was down slightly at 0.7% due to transactions at different times of the fiscal year. Had the security been held throughout the entire period, it would have gained 11.9%.
Market Outlook
Our bottom-up approach looks at market uncertainty in the context of the potential long-term impact on individual companies. Our focus is on identifying companies with the ability to be substantially better over the next three to five years or have the potential to maintain their return on capital at current levels in a difficult economic environment. During these uncertain times and volatile market conditions, we are confident in our

THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT	|	111

MANAGER’S COMMENTARY (concluded)

ability to find these companies by consistently applying our disciplined process to individual stock evaluations.
On behalf of Security Global Investors, I would like to thank you for trusting your investments with us. As always, we continue to do our best to seek the potential available in mid capitalization companies.
Sincerely,
Joseph O’Connor, Portfolio Manager

[1]	Performance figures are based on A-Class shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or redemptions of shares.

Performance displayed represents past performance which is no guarantee of future results. Of course, Fund performance is subject to daily market volatility and may be better or worse since the end of the last quarter. For up-to-date Fund performance, call us at 800.820.0888 or visit www.rydex-sgi.com.

Russell Midcap® Growth Index – measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

Rydex|SGI Funds are distributed by Rydex Distributors, LLC (RDL). Security Global InvestorsSM is the investment advisory arm of Security Benefit Corporation (Security Benefit). Security Global Investors consists of Security Global Investors, LLC, Security Investors, LLC and Rydex Investments. Rydex Investments is the primary business name for Rydex Advisors, LLC and Rydex Advisors II, LLC. Security Global Investors and RDL are affiliates and are subsidiaries of Security Benefit, which is wholly owned by Guggenheim SBC Holdings, LLC, a special purpose entity managed by Guggenheim Partners, LLC, a diversified financial services firm with more than $100 billion in assets under supervision.

Read each Fund’s prospectus and summary prospectus (if available) carefully before investing. It contains the Fund’s investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at www.rydex-sgi.com or call 800.820.0888.
112	|	THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT

PERFORMANCE SUMMARY September 30, 2010	Rydex|SGI Mid Cap Growth Fund (Unaudited)
PERFORMANCE
$10,000 Over Ten Years
This chart assumes a $10,000 investment in A-Class shares of Mid Cap Growth Fund on September 30, 2000, reflects deduction of the maximum front-end sales charge of 5.75% and assumes all dividends are reinvested. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions of the redemption of fund shares. The Russell MidCap® Growth Index is an unmanaged capitalization-weighted index that is designed to measure the performance of the 800 smallest companies in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values.

AVERAGE ANNUAL RETURNS
PERIODS ENDED 9/30/10
(Inception 9/17/1969)
	1 YEAR	5 YEAR	10 YEAR
A-Class Shares	12.54%	-2.27%	-1.02%
A-Class Shares with sales charge	6.05%	-3.42%	-1.60%
B-Class Shares	11.76%	-3.00%	-1.67%
B-Class Shares with CDSC	6.76%	-3.23%	-1.67%
C-Class Shares	11.60%	-3.01%	-1.73%
C-Class Shares with CDSC	10.60%	-3.01%	-1.73%

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for A-Class shares or the CDSC of up to 5% for B-Class shares and 1% for C-Class shares, as applicable, except where noted. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of shares. Such figures would be lower if the maximum sales charge and any applicable taxes were deducted.

Portfolio Composition by Sector

Common Stocks
Consumer Discretionary	21.3%
Consumer Staples	1.2%
Energy	4.2%
Financials	6.9%
Health Care	10.1%
Industrials	20.4%
Information Technology	20.7%
Materials	7.6%
Telecommunication Services	2.0%
Exchange Traded Funds	2.1%
Cash & Other Assets,
Less Liabilities	3.5%

Total Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.	THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT	|	113

SCHEDULE OF INVESTMENTS September 30, 2010	Rydex|SGI Mid Cap Growth Fund

	SHARES	VALUE

COMMON STOCKS† - 94.4%

Consumer Discretionary - 21.3%
Jarden Corp.	73,480	$2,287,432
Johnson Controls, Inc.	70,050	2,136,525
Phillips-Van Heusen Corp.	29,050	1,747,648
Kohl’s Corp.*	31,300	1,648,884
Penn National Gaming, Inc.*	44,570	1,319,718
Bed Bath & Beyond, Inc.*	30,270	1,314,021
Starwood Hotels & Resorts Worldwide, Inc.	24,400	1,282,220
WMS Industries, Inc.*	33,555	1,277,439
Royal Caribbean Cruises Ltd.*	40,300	1,270,659
Las Vegas Sands Corp.*	33,750	1,176,188
Darden Restaurants, Inc.	24,750	1,058,805
Life Time Fitness, Inc.*	22,100	872,287

Total Consumer Discretionary		17,391,826

Information Technology - 20.7%
Agilent Technologies, Inc.*	62,200	2,075,614
Equinix, Inc.*	19,200	1,965,120
Amphenol Corp. — Class A	38,700	1,895,526
Cadence Design Systems, Inc.*	211,980	1,617,408
Cognizant Technology Solutions Corp. — Class A*	24,285	1,565,654
Alliance Data Systems Corp.*	20,915	1,364,913
Check Point Software Technologies Ltd.*	31,995	1,181,575
Lam Research Corp.*	27,838	1,165,020
Nuance Communications, Inc.*	73,035	1,142,267
Xerox Corp.	108,200	1,119,870
NetApp, Inc.*	20,500	1,020,695
PMC - Sierra, Inc.*	113,100	832,416

Total Information Technology		16,946,078

Industrials - 20.4%
Cooper Industries plc — Class A	50,400	2,466,071
Dover Corp.	46,950	2,451,260
Cummins, Inc.	27,000	2,445,660
Roper Industries, Inc.	35,470	2,311,934
AMETEK, Inc.	42,750	2,042,168
Union Pacific Corp.	24,620	2,013,916
Joy Global, Inc.	21,650	1,522,428
Goodrich Corp.	19,350	1,426,676

Total Industrials		16,680,113

Health Care - 10.1%
Thermo Fisher Scientific, Inc.*	47,815	2,289,382
Hospira, Inc.*	35,700	2,035,257
Teva Pharmaceutical Industries Ltd. ADR	30,965	1,633,403

	SHARES	VALUE

Endo Pharmaceuticals Holdings, Inc.*	32,000	$1,063,680
Community Health Systems, Inc.*	21,050	651,919
Hill-Rom Holdings, Inc.	15,200	545,528

Total Health Care		8,219,169

Materials - 7.6%
Ball Corp.	38,522	2,267,019
Praxair, Inc.	17,575	1,586,320
International Flavors & Fragrances, Inc.	27,150	1,317,318
Solutia, Inc.*	62,700	1,004,454

Total Materials		6,175,111

Financials - 6.9%
Discover Financial Services	98,700	1,646,316
T. Rowe Price Group, Inc.	31,800	1,592,067
HCC Insurance Holdings, Inc.	48,850	1,274,497
Comerica, Inc.	30,700	1,140,505

Total Financials		5,653,385

Energy - 4.2%
Newfield Exploration Co.*	31,050	1,783,512
FMC Technologies, Inc.*	24,200	1,652,618

Total Energy		3,436,130

Telecommunication Services - 2.0%
SBA Communications Corp. — Class A*	40,700	1,640,210

Consumer Staples - 1.2%
Clorox Co.	15,200	1,014,752

Total Common Stocks (Cost $67,365,308)		77,156,774

WARRANT†† - 0.0%
Nova Biosource Fuels, Inc. $2.40, 07/05/11	208,050	286

Total Warrant (Cost $214,905)		286

EXCHANGE TRADED FUND† - 2.1%
iShares Russell Midcap Growth Index Fund	33,885	1,688,151

Total Exchange Traded Fund (Cost $1,616,646)		1,688,151

Total Investments - 96.5% (Cost $69,196,859)		$78,845,211

Cash & Other Assets, Less Liabilities - 3.5%		2,888,597

Total Net Assets - 100.0%		$81,733,808

*	Non-income producing security.

†	Value determined based on Level 1 inputs — See Note 9.

††	Value determined based on Level 2 inputs — See Note 9.

ADR — American Depositary Receipt.

plc — Public Limited Company.
114	|	THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT	The accompanying notes are an integral part of the financial statements.

Rydex|SGI Mid Cap Growth Fund
STATEMENT OF ASSETS
AND LIABILITIES
September 30, 2010

Assets:
Investments, at value*	$78,845,211
Cash	2,713,939
Receivables:
Fund shares sold	9,655
Securities sold	3,204,218
Dividends	60,950
Prepaid expenses	20,353

Total assets	84,854,326

Liabilities:
Payable for:
Securities purchased	2,904,688
Fund shares redeemed	41,534
Management fees	48,956
Custodian fees	538
Transfer agent/maintenance fees	7,782
Administration fees	6,201
Professional fees	15,162
12b-1 distribution plan fees	22,249
Directors’ fees	44,045
Other	29,363

Total liabilities	3,120,518

Net assets	$81,733,808

Net assets consist of:
Paid in capital	$104,614,555
Accumulated net realized loss on investments	(32,529,099)
Net unrealized appreciation on investments	9,648,352

Net assets	$81,733,808

A-Class:
Capital shares outstanding
(unlimited number of shares authorized)	9,762,009
Net assets	$71,858,331
Net asset value and redemption price per share	$7.36

Maximum offering price per share (net asset value divided by 94.25%)	$7.81

B-Class:
Capital shares outstanding
(unlimited number of shares authorized)	823,391
Net assets	$4,536,680
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$5.51

C-Class:
Capital shares outstanding
(unlimited number of shares authorized)	840,555
Net assets	$5,338,797
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$6.35

*Investments, at cost	$69,196,859
STATEMENT OF
OPERATIONS
For the Year Ended September 30, 2010

Investment Income:
Dividends	$672,329
Interest	1,282

Total investment income	673,611

Expenses:
Management fees	610,509
Transfer agent/maintenance fees	293,786
Administration fees	77,511
Custodian fees	5,390
Directors’ fees	48,786
Professional fees	22,378
Reports to shareholders	21,585
Registration fees	46,292
Other	32,902
12b-1 distribution fees - A-Class	176,186
12b-1 distribution fees - B-Class	54,800
12b-1 distribution fees - C-Class	54,470

Total expenses	1,444,595

Net investment loss	(770,984)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	12,599,744

Net realized gain	12,599,744

Net change in unrealized appreciation
(depreciation) on:
Investments	(2,290,110)

Net change in unrealized appreciation (depreciation)	(2,290,110)
Net realized and unrealized gain	10,309,634

Net increase in net assets resulting from operations	$9,538,650

The accompanying notes are an integral part of the financial statements.	THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT	|	115

STATEMENTS OF CHANGES IN NET ASSETS	Rydex|SGI Mid Cap Growth Fund

	Year Ended	Year Ended
	September 30,	September 30,
	2010	2009

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(770,984)	$(750,158)
Net realized gain (loss) on investments	12,599,744	(21,443,279)
Net change in unrealized appreciation (depreciation) on investments	(2,290,110)	22,788,661

Net increase in net assets resulting from operations	9,538,650	595,224

Distributions to shareholders from:
Net realized gains
A-Class	—	(535,743)
B-Class	—	(73,574)
C-Class	—	(53,571)

Total distributions to shareholders	—	(662,888)

Capital share transactions:
Proceeds from sale of shares
A-Class	8,594,212	12,472,300
B-Class	168,153	2,327,638
C-Class	764,151	1,992,612
Distributions reinvested
A-Class	—	513,214
B-Class	—	72,606
C-Class	—	50,288
Cost of shares redeemed
A-Class	(17,101,108)	(12,908,354)
B-Class	(3,669,427)	(2,576,449)
C-Class	(1,620,755)	(2,633,411)

Net decrease from capital share transactions	(12,864,774)	(689,556)

Net decrease in net assets	(3,326,124)	(757,220)

Net assets:
Beginning of year	85,059,932	85,817,152

End of year	$81,733,808	$85,059,932

Accumulated net investment loss at end of year	$—	$—

Capital share activity:
Shares sold
A-Class	1,268,879	2,324,333
B-Class	33,044	571,695
C-Class	127,029	344,666
Shares issued from reinvestment of distributions
A-Class	—	111,569
B-Class	—	20,804
C-Class	—	12,509
Shares redeemed
A-Class	(2,513,824)	(2,528,289)
B-Class	(720,750)	(647,831)
C-Class	(275,201)	(506,175)

Total capital share activity	(2,080,823)	(296,719)

116	|	THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT	The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS	Rydex|SGI Mid Cap Growth Fund
This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	September 30,		September 30,	September 30,	September 30,	September 30,
A-Class	2010		2009	2008	2007	2006

Per Share Data
Net asset value, beginning of period	$6.54		$6.46	$11.11	$12.03	$12.65

Income (loss) from investment operations:
Net investment loss[a]	(0.06)		(0.05)	(0.05)	(0.08)	(0.12)
Net gain (loss) on investments (realized and unrealized)	0.88		0.18	(2.46)	0.35	0.47

Total from investment operations	0.82		0.13	(2.51)	0.27	0.35

Less distributions from:
Net realized gains	—		(0.05)	(2.14)	(1.19)	(0.97)

Total distributions	—		(0.05)	(2.14)	(1.19)	(0.97)

Net asset value, end of period	$7.36		$6.54	$6.46	$11.11	$12.03

Total Return[b]	12.54%		2.32%	(26.24% )	2.10%	2.81%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$71,858		$71,985	$71,655	$160,544	$192,159

Ratios to average net assets:
Net investment loss	(0.85%	)	(0.99% )	(0.63% )	(0.67% )	(0.93% )
Total expenses	1.67%		1.78%	1.50%	1.41%	1.40%

Portfolio turnover rate	133%		138%	191% [c]	34%	41%

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	September 30,		September 30,	September 30,	September 30,	September 30,
B-Class	2010		2009	2008	2007	2006

Per Share Data
Net asset value, beginning of period	$4.93		$4.92	$9.09	$10.12	$10.86

Income (loss) from investment operations:
Net investment loss[a]	(0.08)		(0.07)	(0.09)	(0.14)	(0.18)
Net gain (loss) on investments (realized and unrealized)	0.66		0.13	(1.94)	0.30	0.41

Total from investment operations	0.58		0.06	(2.03)	0.16	0.23

Less distributions from:
Net realized gains	—		(0.05)	(2.14)	(1.19)	(0.97)

Total distributions	—		(0.05)	(2.14)	(1.19)	(0.97)

Net asset value, end of period	$5.51		$4.93	$4.92	$9.09	$10.12

Total Return[b]	11.76%		1.61%	(26.92% )	1.34%	2.12%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,537		$7,454	$7,711	$14,877	$22,010

Ratios to average net assets:
Net investment loss	(1.60%	)	(1.73% )	(1.40% )	(1.43% )	(1.68% )
Total expenses	2.42%		2.53%	2.26%	2.16%	2.15%

Portfolio turnover rate	133%		138%	191% [c]	34%	41%
The accompanying notes are an integral part of the financial statements.	THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT	|	117

FINANCIAL HIGHLIGHTS (concluded)	Rydex|SGI Mid Cap Growth Fund
This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	September 30,		September 30,	September 30,	September 30,	September 30,
C-Class	2010		2009	2008	2007	2006
Per Share Data
Net asset value, beginning of period	$5.69		$5.67	$10.11	$11.13	$11.84

Income (loss) from investment operations:
Net investment loss[a]	(0.10)		(0.08)	(0.10)	(0.15)	(0.19)
Net gain (loss) on investments (realized and unrealized)	0.76		0.15	(2.20)	0.32	0.45

Total from investment operations	0.66		0.07	(2.30)	0.17	0.26

Less distributions from:
Net realized gains	—		(0.05)	(2.14)	(1.19)	(0.97)

Total distributions	—		(0.05)	(2.14)	(1.19)	(0.97)

Net asset value, end of period	$6.35		$5.69	$5.67	$10.11	$11.13

Total Return[b]	11.60%		1.58%	(26.87% )	1.31%	2.20%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,339		$5,622	$6,452	$10,717	$15,505

Ratios to average net assets:
Net investment loss	(1.60%	)	(1.74% )	(1.40% )	(1.43% )	(1.68% )
Total expenses	2.43%		2.54%	2.26%	2.16%	2.15%

Portfolio turnover rate	133%		138%	191% [c]	34%	41%

[a]	Net investment income (loss) was computed using average shares outstanding throughout the period.

[b]	Total return information does not reflect deduction of any sales charges imposed at the time of purchase for A-Class shares or upon redemption for B-Class and C-Class shares.

[c]	Significant variation in the portfolio turnover rate is due to the Investment Manager’s appointment of new portfolio managers for the Fund.
118	|	THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT	The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

1.    Significant Accounting Policies
Rydex|SGI Equity, Large Cap Value, and Mid Cap Growth Funds (legally known as Security Equity Fund, Security Large Cap Value Fund, and Security Mid Cap Growth Fund, respectively), (collectively referred to herein as the Funds) are registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as open-end management investment companies. The shares of Rydex|SGI Equity Fund and Large Cap Value Fund are currently issued in multiple series, with each series, in effect, representing a separate fund. The Rydex|SGI Equity Fund and Large Cap Value Fund account for the assets of each series separately. A-Class shares are generally sold with a front-end sales charge at the time of purchase. A-Class shares are not subject to a sales charge when they are redeemed, except for purchases of $1 million or more sold without a front-end sales charge which are subject to a contingent deferred sales charge if redeemed within one year of purchase. B-Class shares are offered without a front-end sales charge, but are subject to a contingent deferred sales charge for five years and automatically convert to A-Class shares after eight years. C-Class shares are offered without a front-end sales charge but incur additional class-specific expenses. Redemptions of C-Class shares within one year of acquisition incur a contingent deferred sales charge. Institutional Class shares are offered primarily for direct investment by institutions, such as pension and profit sharing plans, endowments, foundations and corporations. Institutional class shares have a minimum initial investment of $2 million and a minimum account balance of $1 million. Institutional Class shares are offered without a front-end sales charge or a contingent deferred sales charge. The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements.
A. Security Valuation – Valuations of the Funds’ securities are supplied by pricing services approved by the Board of Directors. The Funds’ officers, through the Valuation Committee, under the general supervision of the Board of Directors, regularly review procedures used by, and valuations provided by, the pricing services. Each security owned by the Funds that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. Where the security is listed on more than one exchange, the Fund will use the price of that exchange that it generally considers to be the principal exchange on which the stock is traded. Securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security is valued at the closing bid price on such day. Securities for which market quotations are not readily available are valued taking into consideration securities with similar yields, quality, type of issue, coupon, duration and rating. If there is no bid price or if the bid price is deemed to be unsatisfactory by the Board of Directors or by the Funds’ investment manager, then the securities are valued in good faith by such method as the Board of Directors determines will reflect the fair value. If events occur after the close of a foreign exchange that will affect the value of a Funds portfolio securities before the time as of which the NAV is calculated (a “significant event”), the security will generally be priced using a fair value procedure. If the Valuation Committee determines a significant event has occurred, it will evaluate the impact of that event on an affected security or securities, to determine whether a fair value adjustment would materially affect the Funds net asset value per share. Some of the factors which may be considered by the Board of Directors in determining fair value are fundamental analytical data relating to the investment, the nature and duration of any restrictions on disposition, trading in similar securities of the same issuer or comparable companies, information from broker-dealers, and an evaluation of the forces that influence the market in which the securities are purchased and sold. The Funds generally will value short-term debt securities at prices based on market quotations for such securities or securities of similar type, yield, quality and duration. Those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value.
Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of foreign securities are determined as of the close of such foreign markets or the close of the New York Stock Exchange, if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities such as WEBS®. In addition, the Board of Directors has authorized the Valuation Committee and Administrator to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.
B. Repurchase Agreements – In connection with transactions in repurchase agreements, it is the Funds’ policy that their custodian take possession of the underlying collateral and that the fair value of the collateral exceed the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT	|	119

NOTES TO FINANCIAL STATEMENTS (continued)

C. Foreign Currency Transactions – The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.
The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
Net realized foreign exchange gains or losses arise from sales of portfolio securities, sales of foreign currencies, and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of portfolio securities and other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.
D. Futures – The Alpha Opportunity Fund utilized futures contracts to obtain broad index exposure. Returns may be enhanced by purchasing futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks contained in the indexes and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Funds are required to deposit and maintain as collateral either cash or securities, representing the initial margin, equal to a certain percentage of the contract value. Cash deposits are shown as restricted cash on the Statement of Assets and Liabilities; securities held as collateral are noted in the Schedule of Investments. Subsequent changes in the value of the contract are recorded as unrealized gains or losses. The variation margin is paid or received in cash daily by the Funds. The Funds realize a gain or loss when the contract is closed or expires.
E. Options Written – Certain Funds wrote call options on a covered basis and put options on securities that are traded on recognized securities exchanges and over-the-counter markets (see footnote 4). Call and put options on securities give the writer the obligation to sell or purchase a security at a specified price, until a certain date. Options were used minimally to hedge the Funds’ portfolio, to increase returns, to maintain exposure to the equity markets, and create liquidity. The primary risks associated with the use of options are an imperfect correlation between the change in market value of the securities held by the Fund and the price of the option, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.
The premium received for a written option is recorded as an asset with an equal liability which is marked-to-market based on the option’s quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.
F. Securities Sold Short – The Alpha Opportunity Fund may make short sales “against the box,” in which the Fund enters into a short sale of a security it owns. At no time will more than 15% of the value of the Funds’ net assets be in deposits on short sales against the box. If a Fund makes a short sale, the Fund does not immediately deliver from its own account the securities sold and does not receive the proceeds from the sale. To complete the sale, the Fund must borrow the security (generally from the broker through which the short sale is made) in order to make delivery to the buyer. The Fund must replace the security borrowed by purchasing it at the market price at the time of replacement or delivering the security from its own portfolio. The Fund is said to have a “short position” in securities sold until it delivers them to the broker, at which time it receives the proceeds of the sale. The Fund also makes short sales that are not “against the box,” which create opportunities to increase the Fund’s return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Such short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continually increase, although a Fund may

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NOTES TO FINANCIAL STATEMENTS (continued)

mitigate such losses by replacing the securities sold short before the market price has increased significantly. For financial statement purposes, an amount equal to the settlement amount is initially recorded as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold short, may require purchasing the securities at prices which differ from the market value reflected on the Statement of Assets and Liabilities. The Funds are liable for any dividends or interest payable on securities while those securities are in a short position and are recorded as dividend or interest expense in the Statement of Operations. As collateral for its short positions, the Funds are required under the 1940 Act to maintain segregated assets consisting of cash, cash equivalents or liquid securities. These segregated assets are valued consistent with Note 1A above. These segregated assets are required to be adjusted daily to reflect changes in the market value of the securities sold short.
G. Security Transactions and Investment Income – Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income is recognized on the accrual basis, including the amortization of premiums and accretion of discounts on debt securities.
H. Expenses – Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses are allocated to the Funds on the basis of relative net assets. Class specific expenses, such as 12b-1 fees, are borne by that class. Income, other expenses and realized and unrealized gains and losses of a Fund are allocated to each respective class in proportion to the relative net assets of each class.
I. Distributions to Shareholders – Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes.
J. Taxes – The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of their taxable net income and net realized gains sufficient to relieve them from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.
The evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns is required to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. For all open tax years (September 30, 2007— September 30, 2010) and all major taxing jurisdictions through the end of the reporting period, the Fund’s management has completed a review and evaluation and has determined that no tax liability is required and no additional disclosures are needed as of September 30, 2010.
K. Earnings Credits – Under the fee agreement with the custodian, the Funds may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations are before the reduction in expense from the related earnings credits.
L. Use of Estimates – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
M. Indemnifications – Under the Funds’ organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnification to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred, and may not occur. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.
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NOTES TO FINANCIAL STATEMENTS (continued)

2.    Management Fees and Other Transactions with Affiliates
Security Investors, LLC (SI) pays the Sub-Advisor out of the advisory fees it receives. Management fees are paid monthly to SI, based on the following annual rates for the year ended September 30, 2010:

Management
Fees (as a %
of net assets)
All Cap Value Fund	0.70%
Alpha Opportunity Fund	1.25%
Large Cap Core Fund	0.75%
Global Fund	1.00%
Global Institutional Fund	1.00%
Mid Cap Value Fund	0.79% [1]
Mid Cap Value Institutional Fund	0.75%
Large Cap Concentrated Growth Fund	0.75%
Small Cap Growth Fund	0.85%
Small Cap Value Fund	1.00%
Large Cap Value Fund	0.65%
Large Cap Value Institutional Fund	0.65%
Mid Cap Growth Fund	0.75%

[1]	Management fees are payable at an annual rate of 1.00% of the average daily net assets of $200 million or less, and 0.75% of the average daily net assets of the Mid Cap Value Fund in excess of $200 million.
SI also acts as the administrative agent and transfer agent for the Funds, and as such performs administrative functions, transfer agency and dividend disbursing services, and the bookkeeping, accounting and pricing functions for each Fund. For these services, SI receives the following:

Administrative Fees
(as a % of net assets)
All Cap Value Fund	0.095%
Alpha Opportunity Fund	0.15%
Large Cap Core Fund	0.095%
Global Fund	greater of 0.15% or $60,000
Global Institutional Fund	0.15%
Mid Cap Value Fund	0.095%
Mid Cap Value Institutional Fund	0.095%
Large Cap Concentrated Growth Fund	0.095%
Small Cap Growth Fund	0.095%
Small Cap Value Fund	0.095%
Large Cap Value Fund	0.095%
Large Cap Value Institutional Fund	0.095%
Mid Cap Growth Fund	0.095%
Minimum charge per Fund	$25,000 [1]
Certain out-of-pocket charges	Varies

[1]	SI has agreed not to charge the $25,000 minimum fee on the All Cap Value Fund.
SI is paid the following for providing transfer agent services to the Funds:

Annual per account charge	$5.00 – $8.00
Transaction fee	$0.60 – $1.10
Annual minimum charge
(per Fund)	$25,000	[1]
Certain out-of-pocket charges	Varies

[1]	SI has agreed not to charge the $25,000 minimum fee on the All Cap Value Fund.

122	|	THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The investment advisory contracts for the following Funds provide that the total expenses be limited to a percentage of average net assets for each class of shares, exclusive of brokerage costs, dividends on securities sold short, expenses of other investment companies in which a Fund invests, interest, taxes, litigation, indemnification and extraordinary expenses (as determined under generally accepted accounting principles). The limits are listed below:

		Effective		Contract
	Limit	Date		End Date
All Cap Value Fund – A-Class	1.27%	2/1/2010	[2]	1/31/2011
All Cap Value Fund – C-Class	2.02%	2/1/2010	[2]	1/31/2011
All Cap Value Fund – Institutional Class	1.02%	2/1/2010	[2]	1/31/2011
Alpha Opportunity Fund – A-Class	2.11%	2/1/2010	[1]	1/31/2011
Alpha Opportunity Fund – B-Class	2.86%	2/1/2010	[1]	1/31/2011
Alpha Opportunity Fund – C-Class	2.86%	2/1/2010	[1]	1/31/2011
Alpha Opportunity Fund – Institutional Class	1.86%	2/1/2010	[1]	1/31/2011
Global Institutional Fund	1.00%	8/24/2009		1/31/2011
Mid Cap Value Institutional Fund	0.90%	4/13/2009		3/31/2011
Large Cap Concentrated Growth Fund – A-Class	1.35%	1/11/2007		1/31/2011
Large Cap Concentrated Growth Fund – B-Class	2.10%	1/11/2007		1/31/2011
Large Cap Concentrated Growth Fund – C-Class	2.10%	1/11/2007		1/31/2011
Small Cap Value Fund – A-Class	1.30%	8/24/2009		1/31/2011
Small Cap Value Fund – C-Class	2.05%	8/24/2009		1/31/2011
Small Cap Value Fund – Institutional Class	1.05%	8/24/2009		1/31/2011
Large Cap Value Fund – A-Class	1.15%	2/1/2010	[3]	1/31/2011
Large Cap Value Fund – B-Class	1.90%	2/1/2010	[3]	1/31/2011
Large Cap Value Fund – C-Class	1.90%	2/1/2010	[3]	1/31/2011
Large Cap Value Institutional Fund	0.96%	2/1/2010	[4]	1/31/2011

[1]	Prior to February 1, 2010 the expense limit was 1.95% for A-Class shares, 2.70% for B-Class & C-Class shares and 1.70% for the Institutional Class of shares.

[2]	Prior to February 1, 2010 the expense limit was 1.35% for A-Class shares, 2.10% for C-Class shares and 1.10% for the Institutional Class of shares.

[3]	Prior to February 1, 2010 the expense limit was 1.25% for A-Class shares, 2.00% for B-Class & C-Class shares.

[4]	Prior to February 1, 2010 the expense ratio was 0.98%.
The Investment Manager is entitled to reimbursement by the All Cap Value Fund, Alpha Opportunity Fund, Global Institutional Fund, Mid Cap Value Institutional Fund, Large Cap Concentrated Growth Fund, Small Cap Value Fund, Large Cap Value Fund and the Large Cap Value Institutional Fund for fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. As of September 30, 2010, the amount of fees waived or expenses reimbursed in the All Cap Value Fund, Alpha Opportunity Fund, Global Institutional Fund, Mid Cap Value Institutional Fund, Large Cap Concentrated Growth Fund, Small Cap Value Fund, Large Cap Value Fund and the Large Cap Value Institutional Fund were $115,814, $572,915, $203,856, $269,730, $537,030, $170,723, $528,110 and $109,315, respectively. For the year ended September 30, 2010, no amounts were recouped by the Investment Manager.
The Funds have adopted Distribution Plans related to the offering of A-Class, B-Class and C-Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The plans provide for payments at an annual rate of 1.00% of the average daily net assets of each Fund’s B-Class and C-Class shares, and 0.25% of the average daily net assets of each Fund’s A-Class shares. Effective August 25, 2005, the Global Fund ceased charging 12b-1 fees on B-Class shares in accordance with the FINRA sales cap regulations. Effective August 1, 2007, the Large Cap Value Fund ceased charging 12b-1 fees on B-Class shares in accordance with the FINRA sales cap regulations. These fees may be reinstated at any time.
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NOTES TO FINANCIAL STATEMENTS (continued)

Security Distributors, Inc. (SDI) retained underwriting commissions during the period ended October 16, 2009, on sales of shares after allowances to broker dealers in the following amounts:

SDI
Underwriting
Commissions
All Cap Value Fund	$32
Large Cap Core Fund	4,744
Global Fund	20,101
Mid Cap Value Fund	53,880
Large Cap Concentrated Growth Fund	856
Small Cap Growth Fund	991
Small Cap Value Fund	961
Large Cap Value Fund	5,586
Mid Cap Growth Fund	5,553
Rydex Distributors, LLC retained underwriting commissions during the period October 16, 2009 to September 30, 2010, on sales of shares after allowances to brokers and dealers in the following amounts:

Rydex Distributors
Underwriting
Commissions
Large Cap Core Fund	$5,956
Global Fund	4,949
Mid Cap Value Fund	37,948
Small Cap Growth Fund	1,372
Small Cap Value Fund	1,154
Large Cap Value Fund	9,344
Mid Cap Growth Fund	4,566
Certain officers and directors of the Funds are also officers and/or directors of Security Benefit Life Insurance Company, a subsidiary of Security Benefit Corporation, and its affiliates, which include Security Investors, Security Global Investors (SGI), SDI, and Rydex Distributors, LLC.
At September 30, 2010, Security Benefit Corporation and its subsidiaries owned over five percent of the outstanding shares of the Funds, as follows:

Percent of
outstanding
Fund	shares owned
All Cap Value Fund	34.72%
Alpha Opportunity Fund	14.64%
Large Cap Core Fund	14.91%
Global Fund	9.92%
Global Institutional Fund	100%
Large Cap Concentrated Growth Fund	6.29%
Small Cap Growth Fund	21.22%
Small Cap Value Fund	19.13%
Large Cap Value Fund:
Large Cap Value Fund	17.03%
Large Cap Value Institutional Fund	100%
Mid Cap Growth Fund	7.22%
124	|	THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

3.    Investment Transactions
Investment transactions for the year ended September 30, 2010, (excluding overnight investments and short-term commercial paper) were as follows:

	Purchases	Proceeds from Sales

All Cap Value Fund	$1,672,003	$1,185,441
Alpha Opportunity Fund	50,704,699	53,666,810
Large Cap Core Fund	183,105,240	198,034,117
Global Fund	276,366,228	306,471,561
Global Institutional Fund	12,304,056	13,580,837
Mid Cap Value Fund	425,921,971	244,671,493
Mid Cap Value Institutional Fund	207,114,635	69,722,828
Large Cap Concentrated Growth Fund	72,624,474	71,425,210
Small Cap Growth Fund	15,285,266	15,988,070
Small Cap Value Fund	13,067,488	9,943,930
Large Cap Value Fund	18,261,911	14,198,642
Large Cap Value Institutional Fund	642,334	844,531
Mid Cap Growth Fund	103,203,714	115,362,123
4.    Options Written
Information as to options written by the Funds during the year ended September 30, 2010, and options outstanding at September 30, 2010 is provided below:
All Cap Value Fund Written Call Options

	Number of	Premium
	Contracts	Amount

Balance at September 30, 2009	28	$1,701
Options written	25	3,899
Options terminated in closing purchase transactions	—	—
Options expired	(51)	(5,138)
Options exercised	(2)	(462)

Balance at September 30, 2010	—	$—

All Cap Value Fund Written Put Options

	Number of	Premium
	Contracts	Amount

Balance at September 30, 2009	5	$532
Options written	15	2,608
Options terminated in closing purchase transactions	—	—
Options expired	(10)	(1,847)
Options exercised	(2)	(236)

Balance at September 30, 2010	8	$1,057

Large Cap Core Fund Written Put Options

	Number of	Premium
	Contracts	Amount

Balance at September 30, 2009	—	$—
Options written	606	119,866
Options terminated in closing purchase transactions	—	—
Options expired	(486)	(83,799)
Options exercised	—	—

Balance at September 30, 2010	120	$36,067

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NOTES TO FINANCIAL STATEMENTS (continued)

Mid Cap Value Fund Written Call Options

	Number of	Premium
	Contracts	Amount

Balance at September 30, 2009	25,125	$2,200,451
Options written	24,216	4,124,984
Options terminated in closing purchase transactions	(408)	(74,662)
Options expired	(35,382)	(3,719,425)
Options exercised	(9,551)	(2,011,051)

Balance at September 30, 2010	4,000	$520,297

Mid Cap Value Fund Written Put Options

	Number of	Premium
	Contracts	Amount

Balance at September 30, 2009	6,939	$790,339
Options written	19,617	2,798,344
Options terminated in closing purchase transactions	—	—
Options expired	(15,084)	(2,116,169)
Options exercised	(2,727)	(413,305)

Balance at September 30, 2010	8,745	$1,059,209

Mid Cap Value Institutional Fund Written Call Options

	Number of	Premium
	Contracts	Amount

Balance at September 30, 2009	6,637	$519,263
Options written	7,986	1,345,954
Options terminated in closing purchase transactions	(24)	(4,392)
Options expired	(10,930)	(1,201,842)
Options exercised	(2,269)	(476,882)

Balance at September 30, 2010	1,400	$182,101

Mid Cap Value Institutional Fund Written Put Options

	Number of	Premium
	Contracts	Amount

Balance at September 30, 2009	683	$81,300
Options written	7,014	995,700
Options terminated in closing purchase transactions	—	—
Options expired	(3,515)	(541,909)
Options exercised	(908)	(137,650)

Balance at September 30, 2010	3,274	$397,441

Small Cap Value Fund Written Call Options

	Number of	Premium
	Contracts	Amount

Balance at September 30, 2009	134	$12,682
Options written	147	28,169
Options terminated in closing purchase transactions	(1)	(183)
Options expired	(239)	(29,348)
Options exercised	(41)	(11,320)

Balance at September 30, 2010	—	$—

Small Cap Value Fund Written Put Options

	Number of	Premium
	Contracts	Amount

Balance at September 30, 2009	75	$7,544
Options written	94	11,957
Options terminated in closing purchase transactions	—	—
Options expired	(146)	(16,577)
Options exercised	(6)	(978)

Balance at September 30, 2010	17	$1,946

126	|	THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Large Cap Value Fund Written Put Options

	Number of	Premium
	Contracts	Amount

Balance at September 30, 2009	—	$—
Options written	347	69,357
Options terminated in closing purchase transactions	—	—
Options expired	(272)	(46,816)
Options exercised	—	—

Balance at September 30, 2010	75	$22,541

Large Cap Value Institutional Fund Written Put Options

	Number of	Premium
	Contracts	Amount

Balance at September 30, 2009	—	$—
Options written	20	4,123
Options terminated in closing purchase transactions	—	—
Options expired	(15)	(2,620)
Options exercised	—	—

Balance at September 30, 2010	5	$1,503

5.    Derivative Investment Holdings Categorized by Risk Exposure
U.S. generally accepted accounting principles requires enhanced disclosures to enable investors to better understand how and why the Funds use derivative instruments, how these derivative instruments are accounted for and their effects on the Funds’ financial position and results of operations. None of the derivatives currently held by the Funds are being used as hedging instruments.
During the year ended September 30, 2010, the Alpha Opportunity Fund utilized futures contracts as part of its investment strategy. The notional amount of futures contracts outstanding as an approximate percentage of the Fund’s net assets on a daily basis was 20%.
The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of September 30, 2010:
Location on the Statements of Assets and Liabilities

Derivative Investments Type	Asset Derivatives	Liability Derivatives

Futures – equity contracts	Receivable: Variation margin	Payable: Variation margin
Written Options – equity contracts		Written Options, at value
The following table sets forth the fair value of the Funds’ derivative contracts by primary risk exposure as of September 30, 2010:
Asset Derivative Investments Value

	Futures	Written Options
	Equity	Equity
Fund	Contracts*	Contracts	Total

Alpha Opportunity Fund	$49,033	$ —	$49,033

Liability Derivative Investments Value
	Futures	Written Options
	Equity	Equity
Fund	Contracts*	Contracts	Total

All Cap Value Fund	$ —	$610	$610
Large Cap Core Fund	—	23,400	23,400
Mid Cap Value Fund	—	941,580	941,580
Mid Cap Value Institutional Fund	—	342,980	342,980
Small Cap Value Fund	—	1,320	1,320
Large Cap Value Fund	—	14,625	14,625
Large Cap Value Institutional Fund	—	975	975

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
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NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations as of September 30, 2010:

Derivative Investment Type	Location of Gain (Loss) on Derivatives

Futures – equity contracts	Net realized gain (loss) on futures contracts and change in net unrealized appreciation (depreciation) on futures contracts
Written Options – equity contracts	Net realized gain (loss) on options written and change in net unrealized appreciation (depreciation) on options written
The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized in the Statements of Operations categorized by primary risk exposure for the year ended September 30, 2010:
Realized Gain (Loss) on Derivative Investments Recognized in the Statement of Operations

	Futures	Written Options
	Equity	Equity
Fund	Contracts	Contracts	Total

All Cap Value Fund	$—	$6,984	$6,984
Alpha Opportunity Fund	419,241	—	419,241
Large Cap Core Fund	—	83,799	83,799
Mid Cap Value Fund	—	5,877,084	5,877,084
Mid Cap Value Institutional Fund	—	1,746,191	1,746,191
Small Cap Value Fund	—	46,027	46,027
Large Cap Value Fund	—	46,816	46,816
Large Cap Value Institutional Fund	—	2,620	2,620
Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized in the Statement of Operations

	Futures	Written Options
	Equity	Equity
Fund	Contracts	Contracts	Total

All Cap Value Fund	$—	$(176)	$(176)
Alpha Opportunity Fund	13,864	—	13,864
Large Cap Core Fund	—	12,667	12,667
Mid Cap Value Fund	—	70,961	70,961
Mid Cap Value Institutional Fund	—	217,815	217,815
Small Cap Value Fund	—	(3,065)	(3,065)
Large Cap Value Fund	—	7,916	7,916
Large Cap Value Institutional Fund	—	528	528
6.    Federal Tax Matters
For federal income tax purposes, the amounts of unrealized appreciation (depreciation) on investments at September 30, 2010, were as follows:

	Investment	Tax Unrealized	Tax Unrealized	Net Unrealized
Fund Name	Tax Cost	Gain	Loss	Gain (Loss)

All Cap Value Fund	$2,459,699	$236,042	$(73,251)	$162,791
Alpha Opportunity Fund	14,930,504	783,679	(1,254,208)	(470,529)
Large Cap Core Fund	170,423,930	21,774,549	(12,951,639)	8,822,910
Global Fund	81,168,133	7,625,559	(608,877)	7,016,682
Global Institutional Fund	3,479,830	336,757	(25,761)	310,996
Mid Cap Value Fund	1,163,262,551	201,403,720	(64,451,828)	136,951,892
Mid Cap Value Institutional Fund	460,415,844	72,361,928	(15,797,536)	56,564,392
Large Cap Concentrated Growth Fund	33,145,638	3,422,987	(691,743)	2,731,244
Small Cap Growth Fund	11,572,471	3,342,780	(461,959)	2,880,821
Small Cap Value Fund	8,048,383	153,327	(319,151)	(165,824)
Large Cap Value Fund	50,433,010	5,862,879	(4,624,136)	1,238,743
Large Cap Value Institutional Fund	2,558,171	352,576	(187,128)	165,448
Mid Cap Growth Fund	69,427,690	10,508,114	(1,090,593)	9,417,521
128	|	THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during the fiscal years ended September 30, 2010 and 2009 is as follows:

	Ordinary	Capital	Return of
2010	Income	Gain	Capital	Total
All Cap Value Fund	$3,710	$—	$—	$3,710
Global Institutional Fund	97,135	—	—	97,135
Mid Cap Value Fund	1,178,918	—	—	1,178,918
Mid Cap Value Institutional Fund	10,187,733	1,221,429	—	11,409,162
Small Cap Value Fund	161,456	34,045	—	195,501
Large Cap Value Fund	405,457	—	—	405,457
Large Cap Value Institutional Fund	23,939	—	—	23,939

	Ordinary	Capital	Return of
2009	Income	Gain	Capital	Total
Large Cap Core Fund	$392,434	$—	$639,278	$1,031,712
Global Fund	239,128	—	683,073	922,201
Global Institutional Fund	21,309	—	—	21,309
Mid Cap Value Fund	3,483,597	86,413,567	—	89,897,164
Mid Cap Value Institutional Fund	1,082,491	—	—	1,082,491
Small Cap Growth Fund	—	97,806	—	97,806
Small Cap Value Fund	84,923	—	—	84,923
Large Cap Value Fund	620,709	427,734	—	1,048,443
Large Cap Value Institutional Fund	19,621	—	—	19,621
Mid Cap Growth Fund	—	651,342	11,546	662,888
Note: For federal income tax purposes, short term capital gain distributions are treated as ordinary income distributions.
As of September 30, 2010, the components of distributable earnings on a tax basis were:

	Undistributed	Undistributed	Accumulated	Unrealized	Total
	Ordinary	Long-Term	Capital and	Appreciation	Accumulated
	Income	Capital Gain	Other Losses*	(Depreciation)**	Earnings/(Deficit)
All Cap Value Fund	$46,034	$114,631	$—	$163,238	$323,903
Alpha Opportunity Fund	—	—	(12,560,228)	(458,114)	(13,018,342)
Large Cap Core Fund	505,424	—	(34,280,051)	8,835,577	(24,939,050)
Global Fund	476,659	—	(42,959,604)	7,022,296	(35,460,649)
Global Institutional Fund	17,497	—	(1,821,961)	311,309	(1,493,155)
Mid Cap Value Fund	2,564,377	—	(78,016,101)	137,589,818	62,138,094
Mid Cap Value Institutional Fund	14,921,262	6,926,441	—	56,800,954	78,648,657
Large Cap Concentrated Growth Fund	129,025	—	(13,326,902)	2,731,244	(10,466,633)
Small Cap Growth Fund	—	—	(6,716,262)	2,880,820	(3,835,442)
Small Cap Value Fund	461,897	675,830	—	(165,198)	972,529
Large Cap Value Fund	212,689	—	(17,315,758)	1,246,659	(15,856,410)
Large Cap Value Institutional Fund	15,398	—	(361,759)	165,976	(180,385)
Mid Cap Growth Fund	—	—	(32,298,267)	9,417,520	(22,880,747)

*	Certain Funds had net capital loss carryovers and deferred post October losses as identified elsewhere in the Notes to the Financial Statements.

**	The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the tax deferral of wash sale losses, the differences between book and tax basis passive foreign investment companies and bond discount accretion.
For the year ended September 30, 2010, the capital loss carryovers utilized or expired and the accumulated net realized loss on sales of investments for federal income tax purposes which are available to offset future taxable gains are shown in the table below. The post-October losses that are deferred to the first day of the next fiscal year are as follows:

					Deferred
	Capital Loss	Capital Loss	Remaining		Post-
	Carryovers	Carryovers	Capital Loss		October
	Utilized	Expired	Carryovers	Expires In	Losses

All Cap Value Fund	$4,080	$—	$—	2017	$—

Alpha Opportunity Fund	$—	$—	$8,215,458	2017	$2,843
	—	—	4,341,927	2018

	$—	$—	$12,557,385

Large Cap Core Fund	$—	$—	$10,341,572	2017	$2,315,300
	—	—	21,623,180	2018

	$—	$—	$31,964,752

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NOTES TO FINANCIAL STATEMENTS (continued)

					Deferred
	Capital Loss	Capital Loss	Remaining		Post-
	Carryovers	Carryovers	Capital Loss		October
	Utilized	Expired	Carryovers	Expires In	Losses

Global Fund	$—	$674,209	$—	2010	$301,732
	—	—	37,300,368	2017
	—	—	5,357,504	2018

	$—	$674,209	$42,657,872

Global Institutional Fund	$—	$—	$1,263,838	2017	$12,655
	—	—	545,469	2018

	$—	$—	$1,809,307

Mid Cap Value Fund	$—	$—	$3,357,672	2017	$3,790,876
	—	—	70,867,553	2018

	$—	$—	$74,225,225

Large Cap Concentrated Growth Fund*	$—	$2,582,076	$—	2010	$—
	—	—	3,390,876	2011
	—	—	38,639	2012
	—	—	7,441,695	2017
	—	—	2,455,692	2018

	$—	$2,582,076	$13,326,902

Small Cap Growth Fund	$—	$—	$4,589,755	2017	$—
	—	—	2,126,507	2018

	$—	$—	$6,716,262

Large Cap Value Fund	$—	$—	$7,053,807	2017	$28,441
	—	—	10,233,510	2018

	$—	$—	$17,287,317

Large Cap Value Institutional Fund	$—	$—	$70,714	2017	$28,663
	—	—	262,382	2018

	$—	$—	$333,096

Mid Cap Growth Fund	$—	$567,035	$—	2010	$—
	—	—	16,944	2011
	—	—	26,755,106	2017
	—	—	5,526,217	2018

	$—	$567,035	$32,298,267

*	Subject to limitations pursuant to Section 382 of the Internal Revenue Code.
Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to post-October losses, losses deferred due to wash sales, foreign currency gains and losses, and the “mark-to-market” of certain passive foreign investment companies (PFICs) for tax purposes. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the differences arise.
On the Statement of Assets and Liabilities the following adjustments were made for permanent book/tax differences:

	Accumulated	Undistributed
	Net Realized	Net Investment	Paid-In
	Gain (Loss)	Income	Capital

Alpha Opportunity Fund	$2,843	$141,460	$(144,303)
Global Fund	1,014,783	(340,574)	(674,209)
Global Institutional Fund	15,254	(15,254)	—
Mid Cap Value Institutional Fund	349,072	(349,072)	—
Large Cap Concentrated Growth Fund	2,582,076	—	(2,582,076)
Small Cap Growth Fund	—	246,891	(246,891)
Small Cap Value Fund	(32,326)	32,326	—
Mid Cap Growth Fund	567,035	770,984	(1,338,019)
130	|	THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

7.    Affiliated Transactions
Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under Guggenheim Partners, LLC., result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act. Transactions during the year ended September 30, 2010 in which the portfolio company is an “affiliated person” are as follows:

		Value			Value	Shares	Investment
Fund	Security	9/30/09	Additions	Reductions	9/30/10	9/30/10	Income

Alpha Opportunity Fund	Exchange Traded Fund:
	Guggenheim Timber ETF	$—	$168,866	$124,229	$48,887	2,533	$ 269

Mid Cap Value Fund	Common Stock:
	IXYS Corp.	20,094,663	—	(181,902)	22,347,000	2,340,000	—
	Maxwell Technologies, Inc.	26,649,780	613,110	—	21,691,467	1,484,700	—
	Thermoenergy Corp.	1,218,027	—	(319,282)	810,552	2,701,839	—
	Preferred Stock:
	Thermoenergy Corp.	—	819,654	—	751,901	858,334	—
	Warrant:
	Thermoenergy Corp.	—	1,240,348	—	1,106,908	13,733,344	—

	Total	47,962,470	2,673,112	(501,184)	46,707,828	—	—

Mid Cap Value Institutional Fund	Common Stock:
	Hydrogen Corp.	—	2,531	—	3,924	1,265,700	—
	Preferred Stock:
	Thermoenergy Corp.	—	757,980	—	695,325	793,750	—
	Warrant:
	Thermoenergy Corp.	—	1,147,020	—	1,023,620	12,700,000	—

	Total	—	1,907,531	—	1,722,869		—
8.    Alpha Opportunity Fund
The Fund contracted with Lehman Brothers International Europe (“LBIE”) to provide prime brokerage services related to the Fund’s short selling. On September 15, 2008, LBIE was placed into administration and a third party administrator was named (the “Administrator”). The Fund’s exposure to LBIE consists of short sale proceeds held by LBIE, and restricted long positions held at the Fund’s custodian, as collateral for said short sales. The Fund has delivered a Notice of Termination of Loans to LBIE and the Administrator. The Fund is working to resolve these issues with LBIE and the Administrator. As of September 30, 2010, included in the statement of Assets and Liabilities are the value of restricted long positions of $7,272,370, restricted cash representing the value of short sale proceeds of $4,281,716 and liabilities for short sales of $7,341,377 representing the value of securities sold short at the date the short sales were deemed by the Fund to have been terminated. Until such time as the liability for short sales is settled and all restrictions are removed by LBIE and LBI, the Fund cannot sell such restricted long positions and/or utilize the restricted cash balances to achieve the Fund’s investment objectives and/or meet Fund redemption or other Fund obligations. Based on the ultimate terms of such settlement, the value assigned to these positions may ultimately differ from the fair valuations assigned to them by the Fund and there is no guaranty that the Fund will ultimately recover the full value of the assets that are subject to restrictions. Accordingly, a settlement could ultimately result in the Fund realizing values that are materially different from those indicated herein, which would materially impact the Fund’s net asset value (either positively or negatively). As of the close of business on October 3, 2008, and until further notice, the Fund is not accepting subscriptions for shares from either new or existing shareholders.
9.    Fair Value of Financial Instruments
In accordance with U.S. generally accepted accounting principles, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. A three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Funds’ investments. The inputs are summarized in the three broad levels listed below:
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NOTES TO FINANCIAL STATEMENTS (continued)

Level 1 —	quoted prices in active markets for identical securities. The types of assets and liabilities carried at Level 1 fair value generally are government and agency securities, equities listed in active markets, certain futures and certain options.

Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). The types of assets and liabilities carried at Level 2 fair value generally are municipal bonds, certain mortgage and asset-backed securities, private investments in public equities (PIPEs), certain corporate debt, and short term securities with maturities of 60 days or less, including commercial paper and repurchase agreements.

Level 3 —	significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). The types of assets and liabilities carried at Level 3 fair value generally are certain mortgage and asset-backed securities, certain corporate debt and certain derivatives.
Transfers between investment Levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Foreign equities typically fall into Level 1, but may move to Level 2 depending on market conditions, post local close time. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following table provides the fair value measurement of applicable Fund assets by level within the fair value hierarchy as of September 30, 2010. These assets are measured on a recurring basis.

	Level 1	Level 1	Level 2	Level 3
	Investments	Other Financial	Investments	Investments
Fund	In Securities	Instruments	In Securities	In Securities	Total

Assets
All Cap Value Fund	$2,622,490	$—	$—	$—	$2,622,490
Alpha Opportunity Fund	11,811,866	49,033	2,648,109	—	14,509,008
Large Cap Core Fund	179,246,840	—	—	—	179,246,840
Global Fund	86,639,932	—	1,544,883	—	88,184,815
Global Institutional Fund	3,744,447	—	46,379	—	3,790,826
Mid Cap Value Fund	1,230,232,577	—	69,981,866	—	1,300,214,443
Mid Cap Value Institutional Fund	484,529,041	—	32,451,195	—	516,980,236
Large Cap Concentrated Growth Fund	35,876,882	—	—	—	35,876,882
Small Cap Growth Fund	14,453,292	—	—	—	14,453,292
Small Cap Value Fund	7,869,024	—	13,535	—	7,882,559
Large Cap Value Fund	51,671,753	—	—	—	51,671,753
Large Cap Value Institutional Fund	2,723,619	—	—	—	2,723,619
Mid Cap Growth Fund	78,844,925	—	286	—	78,845,211

Liabilities
All Cap Value Fund	$—	$610	$—	$—	$610
Alpha Opportunity Fund	410,308	—	—	7,341,377	7,751,685
Large Cap Core Fund	—	23,400	—	—	23,400
Global Fund	—	—	—	—	—
Global Institutional Fund	—	—	—	—	—
Mid Cap Value Fund	—	941,580	—	—	941,580
Mid Cap Value Institutional Fund	—	342,980	—	—	342,980
Large Cap Concentrated Growth Fund	—	—	—	—	—
Small Cap Growth Fund	—	—	—	—	—
Small Cap Value Fund	—	1,320	—	—	1,320
Large Cap Value Fund	—	14,625	—	—	14,625
Large Cap Value Institutional Fund	—	975	—	—	975
Mid Cap Growth Fund	—	—	—	—	—
The Funds adopted updated provisions surrounding fair value measurements and disclosures effective March 31, 2010. This update applies to the Funds’ disclosures about transfers in and out of all Levels of the fair value hierarchy on a gross basis and the reasons for the transfers, as well as to disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy. Effective for interim and annual periods beginning after December 15, 2010, purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 rollforward rather than as one net number.
132	|	THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (concluded)

For the year ended September 30, 2010, there were no securities transferred from Level 1 to Level 2 or from Level 2 to Level 1.
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended September 30, 2010:
LEVEL 3 - Fair value measurement using significant unobservable inputs

	Securities Sold Short	Total

Alpha Opportunity Fund
Liabilities:
Beginning Balance	$7,341,377	$7,341,377
Total realized gains or losses included in earnings	—	—
Total unrealized gains or losses included in earnings	—	—
Purchases, sales, issuances, and settlements (net)	—	—
Transfers in and/or out of Level 3	—	—

Ending Balance	$7,341,377	$7,341,377

10.    Other Liabilities
Mid Cap Value Fund, Mid Cap Value Institutional Fund and Large Cap Core Fund each wrote put option contracts through Lehman Brothers Inc., (“Lehman”) that were exercised prior to the option contracts’ expiration and prior to the bankruptcy filing by Lehman, during September, 2008. However, these transactions have not settled and the securities have not been delivered to the Funds as of September 30, 2010.
Although the ultimate resolution of these transactions is uncertain, the Funds have recorded a liability on their respective books equal to the difference between the strike price on the put options and the market price of the underlying security on the exercise date. The amount of the liability recorded by the Funds as of September 30, 2010 was $473,594 for Mid Cap Value Fund, $15,940 for Mid Cap Value Institutional Fund, and $18,615 for Large Cap Core Fund.
11.    New Accounting Pronouncements
Effective March 31, 2010, the Funds adopted the Financial Accounting Standards Board ASU 2010-06, Improving Disclosures about Fair Value Measurements, which introduces new disclosure requirements and clarifies certain existing disclosure requirements around fair value measurements, which are reflected in Note 9.
12.    Guggenheim Acquisition
Guggenheim SBC Holdings, LLC (“Guggenheim SBC Holdings”), an investor group managed by Guggenheim Partners, LLC (“Guggenheim”), acquired control of Security Benefit Corporation (“SBC”), the parent company of Security Investors, LLC, the Funds’ investment adviser (the “Investment Adviser”) and Security Global Investors, LLC, the sub-adviser to certain of the Funds, pursuant to an agreement entered between SBC and Guggenheim SBC Holdings. Under the agreement, Guggenheim SBC Holdings received a 100% ownership stake in SBC and consequently acquired control of the Investment Adviser (the “Purchase Transaction”). Guggenheim is a global, independent, privately held, diversified financial services firm with more than $100 billion in assets under supervision. The Purchase Transaction is not expected to result in material changes to the day-to-day management and operations of the Funds or any increase in fees. The Purchase Transaction closed on July 30, 2010.
Under the Investment Company Act of 1940, the closing of the Purchase Transaction had the effect of terminating the Funds’ investment advisory agreements with the Investment Adviser and any investment sub-advisory agreements entered on behalf of a Fund (together, the “Previous Agreements”). New investment advisory and sub-advisory agreements (“New Agreements”) were approved by Fund shareholders in a series of special meetings of shareholders. The terms of the New Agreements are substantially identical to the corresponding Previous Agreements, except with respect to the date of execution. At a Special Meeting on January 28, 2010, the Board approved the Investment Manager and Sub-Adviser to continue to serve each Fund.
13.    Distributor and Transfer Agent Change
Effective July 30, 2010, the Funds’ distributor, Rydex Distributors, Inc., a Maryland corporation, became Rydex Distributors, LLC, a Kansas limited liability company.
THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT	|	133

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

The Board of Directors and Shareholders
Rydex|SGI Equity Fund, Rydex|SGI Large Cap Value Fund and Rydex|SGI Mid Cap Growth Fund
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Rydex|SGI Equity Fund (comprised of All Cap Value, Alpha Opportunity, Large Cap Core (formerly Equity), Global, Global Institutional, Mid Cap Value, Mid Cap Value Institutional, Large Cap Concentrated Growth (formerly Select 25), Small Cap Growth and Small Cap Value Funds), Rydex|SGI Large Cap Value Fund (comprised of Large Cap Value and Large Cap Value Institutional Funds) and Rydex|SGI Mid Cap Growth Fund (the “Funds”) as of September 30, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
As more fully discussed in Note 8 to the financial statements, the Alpha Opportunity Fund (“Alpha Opportunity”) previously utilized the services of Lehman Brothers International (Europe) (“Lehman”) to provide prime broker services related to Alpha Opportunity’s securities sold short. On September 15, 2008,
Lehman was placed into administration. The financial records of Lehman are now being handled by the administrators. Information flow to Alpha Opportunity from the administrators has been limited. Management has recorded in the financial statements its best estimate of the liability for securities sold short due to Lehman, based upon management’s assessment of all available evidence, including information supplied by the administrators. Significant uncertainty exists regarding the ultimate timing and manner of settlement, as well as the ultimate liability for securities sold short due to Lehman, and the difference between amounts currently recorded and that which may ultimately be due may be material.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Funds at September 30, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.
Chicago, Illinois
November 26, 2010
134	|	THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

DIRECTORS
The business address of each director is One Security Benefit Place, Topeka, KS 66636-0001

Name
(Date of Birth)	Principal Occupations
Year Elected***	During Past Five Years

Donald A. Chubb, Jr.**	Business Broker - Griffith & Blair Realtors
(12-14-46)
1994

Harry W. Craig, Jr.**	Chairman, CEO, Secretary & Director - The Martin Tractor
(05-11-39)	Company, Inc.
2004

Jerry B. Farley**	President - Washburn University
(09-20-46)
2005

Penny A. Lumpkin**	Partner - Vivian’s Gift Shop (Corporate Retail)
(08-20-39)	Vice President - Palmer Companies, Inc. (Small Business and
1993	Shopping Center Development)
Vice President - PLB (Real Estate Equipment Leasing)

Maynard F. Oliverius**	President & Chief Executive Officer - Stormont-Vail HealthCare
(12-18-43)
1998

Richard M. Goldman*	Senior Vice President - Security Benefit Corporation
(03-04-61)	Director - First Security Benefit Life Insurance and Annuity
2008 (President, Director &	Company of New York
Chairman of the Board)	President - Security Investors, LLC
President & Director - Security Global Investors, LLC
CEO, President, & Director - Rydex Distributors, Inc.
President & CEO - Rydex Holdings, LLC
CEO & Director - Padco Advisors, Inc.
CEO & Director - Padco Advisors II, Inc.
Director - Rydex Fund Services, Inc.
Director - Security Distributors, Inc. (2007-2009)
Managing Member - Goldman Partners, LLC (2006-2007)
President and CEO - ForstmannLeff (2003-2005)

*	This director is deemed to be an “interested person” of the Funds under the Investment Company Act of 1940, as amended, by reason of his position with the Funds’ Investment Manager and/or the parent of the Investment Manager. This director is also an officer of the funds.

**	These directors serve on the Fund’s joint audit committee, the purpose of which is to meet with the independent registered public accounting firm, to review the work of the independent registered public accounting firm, and to oversee the handling by Security Investors of the accounting and financial reporting functions for the Funds.

***	Each director oversees 29 Security Funds portfolios and serves until the next annual meeting, or until a successor has been duly elected and qualified.
THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT	|	135

1

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (continued)

OFFICERS*
The business address of each officer is One Security Benefit Place, Topeka, KS 66636-0001

Name
(Date of Birth)	Principal Occupations
Title – Year Elected	During Past Five Years

Mark P. Bronzo	Portfolio Manager - Security Investors, LLC
(11-01-60)	Managing Director & Chief Compliance Officer - Nationwide
Vice President - 2008	Separate Accounts LLC (2003-2008)

Brenda M. Harwood	Vice President & Chief Compliance Officer - Security Investors, LLC
(11-03-63)	Chief Compliance Officer - Security Global Investors, LLC
Chief Compliance Officer - 2004	Assistant Vice President - Security Benefit Life Insurance
Treasurer - 1988	Company (2004-2009)
Vice President & Assistant Treasurer (2006-2009) & Director -
Security Distributors, Inc. (2004-2009)

Amy J. Lee	Secretary - Security Investors, LLC
(06-05-61)	Secretary & Chief Compliance Officer - Security Distributors, Inc.
Secretary - 1987	Vice President, Associate General Counsel & Assistant Secretary -
Security Benefit Life Insurance Company & Security Benefit
Corporation
Secretary - Security Global Investors, LLC
Associate General Counsel - First Security Benefit Life Insurance
and Annuity of New York
Secretary - Security Financial Resources, Inc.
Vice President & Assistant Secretary - Rydex Series Funds, Rydex
ETF Trust, Rydex Dynamic Funds, and Rydex Variable Trust
Secretary - Rydex Holdings, LLC
Vice President & Secretary - Rydex Advisory Services, LLC
President & Secretary - Advisor Research Center, Inc.
Director - Brecek & Young Advisors, Inc. (2004-2008)

Mark Mitchell	Vice President & Portfolio Manager - Security Investors, LLC
(08-24-64)	Vice President & Portfolio Manager - Security Benefit Life
Vice President - 2003	Insurance Company

Joseph C. O’Connor	Portfolio Manager - Security Investors, LLC
(07-15-60)	Managing Director - Nationwide Separate Accounts LLC
Vice President - 2008	(2003-2008)

Keith Fletcher	Vice President - Rydex Series Funds, Rydex Variable Trust, Rydex
(2-18-58)	Dynamic Funds and Rydex ETF Trust
Vice President - 2009	Vice President - Rydex Investments
Vice President & Director - Rydex Distributors, Inc.
Vice President - Security Global Investors LLC

Daniel W. Portanova	Portfolio Manager - Security Investors, LLC
(10-02-60)	Managing Director - Nationwide Separate Accounts LLC
Vice President - 2008	(2003-2008)

*	Officers serve until the next annual meeting or until a successor has been duly elected and qualified.
136	|	THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT

2

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (concluded)

OFFICERS* (concluded)
The business address of each officer is One Security Benefit Place, Topeka, KS 66636-0001

Name (Date of Birth)	Principal Occupations
Title – Year Elected	During Past Five Years

James P. Schier	Senior Portfolio Manager - Security Investors, LLC
(12-28-57)	Vice President & Senior Portfolio Manager - Security Benefit Life
Vice President - 1998	Insurance Company

Christopher D. Swickard	Assistant Secretary - Security Investors, LLC and Security
(10-09-65)	Distributors, Inc.
Assistant Secretary - 1996	Second Vice President & Assistant General Counsel - Security
Benefit Corporation and Security Benefit Life Insurance Company
Assistant General Counsel - First Security Benefit Life Insurance
and Annuity Company of New York

David G. Toussaint	Vice President & Portfolio Manager - Security Investors, LLC
(10-10-66)	Assistant Vice President & Portfolio Manager - Security Benefit
Vice President - 2001	Life Insurance Company

*	Officers serve until the next annual meeting or until a successor has been duly elected and qualified.
THE RYDEX |SGI EQUITY FUNDS ANNUAL REPORT	|	137

3

OTHER INFORMATION (Unaudited)

Each of the Rydex|SGI Funds files a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Forms N-Q of each such Fund are available on the Commission’s website at www.sec.gov. The Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330. The portfolio holdings of each of the Rydex|SGI Funds are available on their website, www.securitybenefit.com or by calling 1.800.888.2461.
A description of the policies and procedures that the Rydex|SGI Funds use to determine how to vote proxies relating to portfolio securities is available upon request, free of charge by calling 1.800.888.2461, or accessing the U.S. Securities and Exchange Commission website at www.sec.gov. Information regarding how the Rydex|SGI Funds voted proxies relating to portfolio securities during the 12 month period ended June 30, 2010 is available upon request, free of charge by calling 1.800.888.2461, or accessing the U.S. Securities and Exchange Commission website at www.sec.gov.
The statement of additional information (“SAI”) includes additional information about the Funds’ Directors and is available upon request without charge by calling 1.800.888.2461.
Tax Information
In accordance with the provisions of the Internal Revenue Code, the percentage of ordinary income distributions (including short-term capital gains) attributable to the fiscal year ended September 30, 2010 which qualify for the dividends received deduction for corporate shareholders is as follows:

All Cap Value Fund	99%
Global Institutional Fund	73%
Mid Cap Value Fund	100%
Mid Cap Value Institutional Fund	20%
Small Cap Value Fund	15%
Large Cap Value Fund	100%
Large Cap Value Institutional Fund	100%
Certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of ordinary income distributions for the fiscal year ended September 30, 2010, taxed at the maximum rate of 15% is as follows:

All Cap Value Fund	99%
Global Institutional Fund	100%
Mid Cap Value Fund	100%
Mid Cap Value Institutional Fund	20%
Small Cap Value Fund	14%
Large Cap Value Fund	100%
Large Cap Value Institutional Fund	100%
For federal income tax purposes, the Funds designate capital gain dividends for the fiscal year ended September 30, 2010 as follows:

Mid Cap Value Institutional Fund	$1,221,429
Small Cap Value Fund	34,045
Additional information for foreign shareholders only:
For the year ended September 30, 2010, the following ordinary distributions paid qualified as interest related dividends under the Internal Revenue Code Section 871(k)(1)(C):

All Cap Value Fund	1%
Mid Cap Value Fund	4%
For the year ended September 30, 2010, the following ordinary distributions paid qualified as short term capital gain dividends under the Internal Revenue Code Section 871(k)(2)(C):

All Cap Value Fund	3%
Mid Cap Value Institutional Fund	90%
Small Cap Value Fund	100%
138	|	THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited) (concluded)

Proxy Results
At a special meeting of shareholders held on May 21, 2010, the shareholders of the Funds voted on whether to approve a new investment advisory agreement between Rydex|SGI Equity Fund, Rydex|SGI Large Cap Value Fund, Rydex|SGI Mid Cap Growth Fund and Security Investors, LLC. A description of the number of shares voted is as follows:

Fund	Shares For	Shares Against	Shares Abstained

All Cap Value Fund	138,182	2,209	2,346
Alpha Opportunity Fund	1,087,759	460	12,261
Large Cap Core Fund	25,309,211	482,774	1,224,335
Global Fund	6,841,519	9,998	99,185
Global Institutional Fund	526,107	—	—
Mid Cap Value Fund	19,585,184	359,472	602,253
Mid Cap Value Institutional Fund	18,640,366	66,151	109,790
Large Cap Concentrated Growth Fund	3,271,905	15,437	49,544
Small Cap Growth Fund	945,106	2,277	10,957
Small Cap Value Fund	482,404	—	2,183
Large Cap Value Fund	4,844,111	26,200	67,739
Large Cap Value Institutional Fund	317,261	—	—
Mid Cap Growth Fund	7,298,023	78,307	215,621
At a special meeting of shareholders held on May 21, 2010, the shareholders of the Funds also voted on whether to approve a new investment sub-advisory agreement between Security Investors, LLC and Security Global Investors, LLC. A description of the number of shares voted is as follows:

Fund	Shares For	Shares Against	Shares Abstained

Alpha Opportunity Fund	1,086,566	1,254	12,659
Global Fund	6,833,660	10,181	106,861
Global Institutional Fund	526,107	—	—
THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT	|	139

RYDEX | SGI PRIVACY POLICIES

Rydex Funds, Rydex|SGI Funds, Rydex Investments, Rydex Distributors, Inc., Security Investors, LLC, Security Global Investors, LLC, Security Distributors, Inc. and Rydex Advisory Services (Collectively “Rydex”)
Our Commitment to You
When you become a Rydex|SGI investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to this private information about you, we hold ourselves to the highest standards in its safekeeping and use. This means, most importantly, that we do not sell client information to anyone—whether it is your personal information or if you are a current or former Rydex|SGI client.
The Information We Collect About You
In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Rydex|SGI account application or when you request a transaction that involves Rydex and Rydex|SGI funds or one of the Rydex|SGI affiliated companies. “Nonpublic personal information” is personally identifiable private information about you. For example, it includes information regarding your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g., purchase and redemption history).
How We Handle Your Personal Information
As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below. To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals or groups that are not affiliated with Rydex|SGI. For example, if you ask to transfer assets from another financial institution to Rydex|SGI, we will need to provide certain information about you to that company to complete the transaction. To alert you to other Rydex|SGI investment products and services, we may share your information within the Rydex|SGI family of affiliated companies. This would include, for example, sharing your information within Rydex|SGI so we can make you aware of new Rydex and Rydex|SGI funds or the services offered through another Rydex|SGI affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so or in other circumstances permitted by law.
Opt Out Provisions
We do not sell your personal information to anyone. The law allows you to “opt out” of only certain kinds of information sharing with third parties. The firm does not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.
How We Protect Privacy Online
Our concern for the privacy of our shareholders also extends to those who use our web site, www.rydex-sgi.com. Our web site uses some of the most secure forms of online communication available, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These technologies provide a high level of security and privacy when you access your account information or initiate online transactions. The Rydex|SGI web site offers customized features that require our use of “http cookies”—tiny pieces of information that we ask your browser to store. However, we make very limited use of these cookies. We only use cookies for session management and security features on the Rydex|SGI web site. We do not use them to pull data from your hard drive, to learn your email address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.
How We Safeguard Your Personal Information
We restrict access to nonpublic personal information about shareholders to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.
We’ll Keep You Informed
As required by federal law, we will notify shareholders of our privacy policy annually. We reserve the right to modify this policy at any time, but rest assured that if we do change it, we will tell you promptly. You will also be able to access our privacy policy from our web site at www.rydex-sgi.com. Should you have any questions regarding our privacy policy, contact us at 800.820.0888 or 301.296.5100.
140	|	THE RYDEX | SGI EQUITY FUNDS ANNUAL REPORT

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Item 2. Code of Ethics.
The registrant’s Board of Trustees has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. No substantive amendments were approved or waivers were granted to the Code during the period covered by this report. The Code is filed as an exhibit to this Form N-CSR.
Item 3. Audit Committee Financial Expert.
The Registrant’s Board of Directors has determined that Maynard Oliverius, a member of the Audit Committee of the Board, is an audit committee financial expert. Mr. Oliverius is “independent” for purposes of this item.
Item 4. Principal Accountant Fees and Services.
(a)	Audit Fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $16,400 in 2009 and $16,400 in 2010.
(b)	Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2009 and $140 in 2010. These services consisted of financial reporting advisory services.
The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (“Service Affiliates”) which required pre-approval by the Audit Committee were $9,250 in 2009 and $9,250 in 2010, which related to the review of the transfer agent function.
__________
(c)	Tax Fees. The aggregate fees billed to the Registrant in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $6,500 in 2009 and $6,600 in 2010. These services consisted of (i) preparation of U.S. federal, state and excise tax returns; (ii) U.S. federal and state tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired and (iv) review of U.S. federal excise distribution calculations.

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2009 and $0 in 2010.
__________
(d)	All Other Fees. The aggregate fees billed to the Registrant in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2009 and $0 in 2010
The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (d) of this Item, which required pre-approval by the Audit Committee were $0 in 2009 and $0 in 2010
__________
(e)	(1)	Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of the auditor’s engagements for audit and non-audit services to the Registrant. Pre-approval considerations include whether the proposed services are compatible with maintaining the auditor’s independence as specified in applicable rules.

(e)	(2)	Percentage of Non-Audit Services Approved under (c)(7)(i)(C). The percentage of the services described in each of (b) through (d) of this Item 4 (only those that relate to the Registrant) that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X was 0%, 0% and 0%, respectively.
(f)	Not applicable.

(g)	Non-Audit Fees. The aggregate non-audit fees were for audit-related and tax services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $15,750 in 2009 and $15,990 in 2010.

(h)	Auditor Independence. The Registrant’s Audit Committee was provided with information relating to the provision of non-audit services by Ernst & Young, LLP to the Registrant (and its affiliates) that were not pre-approved by the Audit Committee so that a determination could be made whether the provision of such services is compatible with maintaining Ernst & Young, LLP’s independence.
Item 5. Audit Committee of Listed Registrants.
     Not applicable.
Item 6. Schedule of Investments.
     The Schedule of Investments is included under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
     Not applicable.
Item 8. Portfolio Mangers of Closed-end Management Investment Companies
     Not applicable
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
     Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The registrant does not currently have in place procedures by which shareholders may recommend nominees to the registrant’s board.
There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s board.
Item 11. Controls and Procedures.
(a)	The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

There was no fraud, whether or not material, involving officers or employees of the Registrant who have a significant role in the Registrant’s internal controls, including disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) that has come to the attention of the Registrant, including its President and Treasurer.

(b)	There were no significant changes in the registrant’s internal controls, or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12. Exhibits.
(a)	(2)	Separate certifications by the President (principal executive officer) and Treasurer (principal financial officer) of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are attached.
(b)	A certification by the registrant’s President (principal executive officer) and Treasurer (principal financial officer) as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) is attached.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Security Large Cap Value Fund

By (Signature and Title)*	/s/ Richard M. Goldman
Richard M. Goldman, President
Date December 7, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Richard M. Goldman
Richard M. Goldman, President
Date December 7, 2010

By (Signature and Title)*	/s/ Brenda M. Harwood
Brenda M. Harwood, Treasurer
Date December 7, 2010

*	Print the name and title of each signing officer under his or her signature.